FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-261764-01

October 14, 2022

BENCHMARK 2022-B37

Mortgage Trust

Free Writing Prospectus

Structural and Collateral Term Sheet

$832,525,276

(Approximate Mortgage Pool Balance)

$738,866,000

(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor

Commercial Mortgage Pass-Through Certificates

Series 2022-B37

Goldman Sachs Mortgage Company Citi Real Estate Funding Inc. German American Capital Corporation JPMorgan Chase Bank, National Association

As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	Deutsche Bank Securities	J.P. Morgan	Citigroup

Co-Lead Managers and Joint Bookrunners

Academy Securities	Drexel Hamilton

Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-261764) (the “Preliminary Prospectus”) anticipated to be dated October 17, 2022. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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CERTIFICATE SUMMARY
CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$13,214,000		30.000%	[_]%	(5)	2.69	11/22-08/27
Class A-2	AAA(sf) / AAAsf / AAA(sf)	$120,920,000		30.000%	[_]%	(5)	4.86	08/27-10/27
Class A-4	AAA(sf) / AAAsf / AAA(sf)	(6)		30.000%	[_]%	(5)	(6)	(6)
Class A-5	AAA(sf) / AAAsf / AAA(sf)	(6)		30.000%	[_]%	(5)	(6)	(6)
Class A-SB	AAA(sf) / AAAsf / AAA(sf)	$15,349,000		30.000%	[_]%	(5)	7.39	10/27-05/32
Class X-A	AA+(sf) / AAAsf / AAA(sf)	$661,857,000	(7)	N/A	[_]%	Variable IO(8)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$77,009,000	(7)	N/A	[_]%	Variable IO(8)	N/A	N/A
Class A-S	AA+(sf) / AAAsf / AAA(sf)	$79,090,000		20.500%	[_]%	(5)	9.94	09/32-10/32
Class B	NR / AA-sf / AA(sf)	$41,626,000		15.500%	[_]%	(5)	9.95	10/32-10/32
Class C	NR / A-sf / A-(sf)	$35,383,000		11.250%	[_]%	(5)	9.95	10/32-10/32

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class X-D(9)	NR / BBBsf/ BBB+(sf)	$17,899,000	(7)	N/A	[_]%	Variable IO(8)	N/A	N/A
Class D(9)	NR / BBBsf/ BBB+(sf)	$17,899,000		9.100%	[_]%	(5)	9.95	10/32-10/32
Class E-RR(9)	NR / BBB-sf/ BBB-(sf)	$19,564,000		6.750%	[_]%	(5)	9.95	10/32-10/32
Class F-RR(9)	NR / BB+sf/ BB+(sf)	$11,448,000		5.375%	[_]%	(5)	9.95	10/32-10/32
Class G-RR(9)	NR / BB-sf/ BB-(sf)	$8,325,000		4.375%	[_]%	(5)	9.95	10/32-10/32
Class H-RR(9)	NR / B-sf/ B-(sf)	$7,284,000		3.500%	[_]%	(5)	9.95	10/32-10/32
Class J-RR(9)	NR / NR / NR	$29,139,276		0.000%	[_]%	(5)	10.02	10/32-11/32
Class R(10)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with S&P and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B and Class X-D (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates (collectively, the “principal balance certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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CERTIFICATE SUMMARY (continued)
(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates, are represented in the aggregate.
(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.
(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.
(6)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $433,284,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-4	$0 – $198,000,000	NAP – 9.77	NAP / 05/32-09/32
Class A-5	$235,284,000 – $433,284,000	9.87-9.82	09/32-09/32 / 05/32-09/32
(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates (the “related Class X class”) indicated below.
Class	Related Class X Class(es)
Class X-A	Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB and Class A-S certificates
Class X-B	Class B and Class C certificates
Class X-D	Class D certificates
(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.
(9)	The initial certificate balance of each of the Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates, and the initial notional amount of the Class X-D certificates, is subject to change based on final pricing of all certificates and the final determination of the amounts of the Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates (collectively, the “HRR Certificates”) that will be retained by the retaining third-party purchaser as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Goldman Sachs Mortgage Company, as retaining sponsor. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.
(10)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class R certificates are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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KEY FEATURES OF THE CERTIFICATES
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$832,525,276
Number of Mortgage Loans(3)	39
Number of Mortgaged Properties	90
Average Cut-off Date Mortgage Loan Balance	$21,346,802
Weighted Average Mortgage Interest Rate	5.771%
Weighted Average Remaining Term to Maturity Date (months)(4)	110
Weighted Average Remaining Amortization Term (months)(5)	355
Weighted Average Cut-off Date LTV Ratio(5)	50.8%
Weighted Average Maturity Date LTV Ratio(4)(5)	49.0%
Weighted Average Underwritten Debt Service Coverage Ratio	2.03x
Weighted Average Debt Yield on Underwritten NOI	13.3%
% of Mortgage Loans with Mezzanine Debt	6.0%
% of Mortgage Loans with Subordinate Debt(6)	7.5%
% of Mortgage Loans with Preferred Equity	0.0%
% of Mortgage Loans with Single Tenants(7)	19.5%

(1)	With respect to fourteen mortgage loans, representing approximately 60.3% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, unit or room calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to one mortgage loan, representing approximately 7.5% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, pads or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a permitted variance of plus or minus 5%.
(3)	With respect to two mortgage loans, representing approximately 3.5% of the initial pool balance, the initial due dates for such mortgage loans occur after November 2022. On the Closing Date, the related mortgage loan seller(s) will contribute an initial interest deposit amount to the issuing entity to cover an amount that represents one month’s interest that would have accrued with respect to each such mortgage loan at the related interest rate with respect to the assumed November 2022 payment date. Information presented in this Term Sheet reflects the contractual loan terms, however, each such mortgage loan is being treated as having an initial due date in November 2022.
(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to one mortgage loan (0.7% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 51.0%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.
(5)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to one mortgage loan (0.7% of the initial pool balance) the respective Maturity Date LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property assuming certain reserves were pre-funded. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 49.2%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
(6)	The Park West Village mortgage loan has two subordinate companion loans that are generally subordinate in right of payment to the related mortgage loan (the “Park West Village Subordinate Companion Loans”). The Park West Village Subordinate Companion Loans have an aggregate outstanding principal balance of $177,500,000 as of the Cut-off Date, and the more senior of the two is currently held in the BBCMS 2022-C17 securitization transaction. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.
(7)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
5

CERTIFICATE SUMMARY (continued)
Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc. Deutsche Bank Securities Inc. J.P. Morgan Securities LLC
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$832,525,276
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	Rialto Capital Advisors, LLC
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	Pentalpha Surveillance LLC
Asset Representations Reviewer:	Pentalpha Surveillance LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of October 17, 2022
Closing Date:	November 3, 2022
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in October 2022 (or, in the case of any mortgage loan that has its first due date after October 2022, the date that would have been its due date in October 2022 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in November 2022
Distribution Date:	The 4th business day after the Determination Date, commencing in November 2022
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	November 2055 for the offered certificates
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
6

COLLATERAL OVERVIEW
■	$832,525,276 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 39 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $832,525,276 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $21,346,802 and are secured by 90 mortgaged properties located throughout 23 states
—	LTV: 50.8% weighted average Cut-off Date LTV Ratio
—	DSCR: 2.03x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 13.3% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-4 / A-5 / A-SB
■	Loan Structural Features:
—	Amortization: 30.0% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:
-	20.0% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity
-	10.0% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity
—	Hard Lockboxes: 69.9% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 92.8% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.15x DSCR and 6.75% Debt Yield on Underwritten NOI, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 29 mortgage loans representing 67.0% of the Initial Pool Balance
-	Insurance: 10 mortgage loans representing 18.1% of the Initial Pool Balance
-	Replacement Reserves: 30 mortgage loans representing 65.7% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 24 mortgage loans representing 73.1% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use, leased fee and industrial properties only
—	Predominantly Defeasance: 87.9% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Office: 26.0% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Retail: 24.7% of the mortgaged properties by allocated Initial Pool Balance are retail properties (5.7% are anchored retail properties)
—	Hospitality: 13.5% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Industrial: 11.8% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Multifamily: 8.3% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Leased Fee: 7.2% of the mortgaged properties by allocated Initial Pool Balance are leased fee properties
—	Self Storage: 5.9% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
■	Geographic Diversity: The 90 mortgaged properties are located throughout 23 states with two states having greater than 10.0% of the allocated Initial Pool Balance: New York (26.1%) and Florida (15.3%)
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
7

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citi Real Estate Funding Inc.	18	55	$455,412,373	54.7%
German American Capital Corporation	8	12	163,131,139	19.6
Goldman Sachs Mortgage Company	10	20	139,166,856	16.7
JPMorgan Chase Bank, National Association	3	3	74,814,908	9.0
Total	39	90	$832,525,276	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Rooms	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Park West Village	$62,500,000	7.5%	Multifamily	850	Refinance	2.60x	12.3%	32.6%
330 West 34th Street Leased Fee	60,000,000	7.2	Other	46,412	Refinance	3.41x	15.8%	38.6%
IPG Portfolio	60,000,000	7.2	Industrial	1,791,714	Acquisition	1.64x	11.1%	52.3%
Hyatt Regency Jacksonville	50,000,000	6.0	Hospitality	951	Refinance	2.22x	20.4%	45.7%
469 7th Avenue	49,000,000	5.9	Office	269,233	Refinance	1.41x	9.4%	52.4%
Wells Fargo Center Tampa	43,000,000	5.2	Office	389,624	Acquisition	1.60x	10.2%	59.4%
CityLine Extra Closet Storage Portfolio	43,000,000	5.2	Self Storage	613,868	Refinance	1.84x	9.7%	59.7%
Katy Mills	38,924,908	4.7	Retail	1,181,987	Refinance	2.91x	21.8%	33.0%
Tanger Outlets Columbus	31,950,000	3.8	Retail	355,245	Refinance	1.90x	13.1%	58.5%
ExchangeRight Net Leased Portfolio #58	31,135,000	3.7	Retail	317,364	Acquisition	2.01x	10.9%	48.7%
Top 10 Total / Wtd. Avg.	$469,509,908	56.4%				2.19x	13.5%	47.1%
Remaining Total / Wtd. Avg.	363,015,368	43.6				1.82x	13.0%	55.6%
Total / Wtd. Avg.	$832,525,276	100.0%				2.03x	13.3%	50.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
8

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance(1)	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Park West Village	$62,500,000	7.5%	8	$125,000,000	$177,500,000	$365,000,000	BBCMS 2022-C17	KeyBank	KeyBank
330 West 34th Street Leased Fee	$60,000,000	7.2%	2	$40,000,000	NAP	$100,000,000	Benchmark 2022-B37	Midland	Rialto
IPG Portfolio	$60,000,000	7.2%	2	$43,000,000	NAP	$103,000,000	Benchmark 2022-B37	Midland	Rialto
Hyatt Regency Jacksonville	$50,000,000	6.0%	2	$25,000,000	NAP	$75,000,000	Benchmark 2022-B37	Midland	Rialto
469 7th Avenue	$49,000,000	5.9%	3	$49,000,000	NAP	$98,000,000	Benchmark 2022-B37	Midland	Rialto
Wells Fargo Center Tampa	$43,000,000	5.2%	1	$30,000,000	NAP	$73,000,000	Benchmark 2022-B37	Midland	Rialto
Katy Mills	$38,924,908	4.7%	1	$90,824,785	NAP	$129,749,693	BANK 2022-BNK43	Wells	Greystone
Tanger Outlets Columbus(2)	$31,950,000	3.8%	1	$39,050,000	NAP	$71,000,000	Benchmark 2022-B37	Midland	Rialto
One Campus Martius	$30,000,000	3.6%	7	$188,000,000	NAP	$218,000,000	Benchmark 2022-B36	Midland	Midland
Concord Mills(3)	$25,000,000	3.0%	7	$210,000,000	NAP	$235,000,000	Benchmark 2022-B37	Midland	Rialto
A&R Hospitality Portfolio	$15,750,000	1.9%	3	$47,250,000	NAP	$63,000,000	BBCMS 2022-C17	KeyBank	Argentic
Bell Works	$15,000,000	1.8%	11	$195,000,000	NAP	$210,000,000	Benchmark 2022-B35	KeyBank	KeyBank
PentaCentre Office	$13,940,336	1.7%	1	$20,213,487	NAP	$34,153,823	BMO 2022-C2	Midland	Rialto
Riverport Tower(4)	$6,600,000	0.8%	1	$15,000,000	NAP	$21,600,000	Benchmark 2022-B37	Midland	Rialto

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.
(2)	The Tanger Outlets Columbus mortgage loan has one pari passu companion loan with an outstanding principal balance of $39,050,000. The controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $39,050,000 is currently held by Wells Fargo Bank, National Association (“Wells Fargo”) and is expected to be contributed to one or more future securitization trusts. The Tanger Outlets Columbus whole loan will initially be master serviced and, if necessary, specially serviced by the master servicer and special servicer for this securitization. Upon the securitization of the controlling Note A-1 held by Wells Fargo, the Tanger Outlets Columbus whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Tanger Outlets Columbus whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.
(3)	The Concord Mills mortgage loan has seven pari passu companion loans with an aggregate outstanding principal balance of $210,000,000. The controlling Note A-1-1 with an outstanding principal balance as of the Cut-off Date of $85,000,000 is currently held by Bank of America National Association (“BANA”) and is expected to be contributed to one or more future securitization trusts. The Concord Mills whole loan will initially be master serviced and, if necessary, specially serviced by the master servicer and special servicer for this securitization. Upon the securitization of the controlling Note A-1-1 held by BANA, the Concord Mills whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Concord Mills whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.
(4)	The Riverport Tower mortgage loan has one pari passu companion loan with an outstanding principal balance of $15,000,000. The controlling Note A-2 with an outstanding principal balance as of the Cut-off Date of $15,000,000 is currently held by Goldman Sachs Bank USA (“GS Bank”) and is expected to be contributed to one or more future securitization trusts. The Riverport Tower whole loan will initially be master serviced and, if necessary, specially serviced by the master servicer and special servicer for this securitization. Upon the securitization of the controlling Note A-2 held by GS Bank, the Riverport Tower whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Riverport Tower whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)(2)	Cut-off Date Mortgage Loan LTV Ratio(3)	Cut-off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(1)
Hyatt Regency Jacksonville	$50,000,000	$17,000,000	$92,000,000	7.19141%	45.7%	56.1%	2.22x	1.77x

(1)	Calculated including the mezzanine debt.
(2)	The total debt interest rate for Hyatt Regency Jacksonville to full precision is 7.19141032608696%.
(3)	Calculated including any related pari passu companion loan (but without regard to any subordinate companion loan or mezzanine debt).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
9

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Park West Village	New York	New York	Multifamily	$62,500,000	7.5%	UBSCM 2017-C2, UBSCM 2017-C3, UBSCM 2017-C4
Hyatt Regency Jacksonville	Jacksonville	Florida	Hospitality	$50,000,000	6.0%	JPMCC 2017-FL11
Wells Fargo Center Tampa	Tampa	Florida	Office	$43,000,000	5.2%	JPMBB 2014-C26
Katy Mills	Katy	Texas	Retail	$38,924,908	4.7%	GSMS 2013-G1
One Campus Martius	Detroit	Michigan	Office	$30,000,000	3.6%	TRTX 2022-FL5
Concord Mills	Concord	North Carolina	Retail	$25,000,000	3.0%	WFRBS 2012-C10, WFRBS 2013-C11
Dent Medical Center	Amherst	New York	Office	$23,000,000	2.8%	UBSCM 2017-C2, COMM 2016-DC2
PentaCentre Office	Troy	Michigan	Office	$13,940,336	1.7%	CD 2017-CD6
4023 Oak Lawn Avenue	Dallas	Texas	Retail	$10,000,000	1.2%	UBSBB 2012-C3
Residence Inn Florence	Florence	Alabama	Hospitality	$10,000,000	1.2%	COMM 2012-CR5
CollegePlace Clemson	Clemson	South Carolina	Multifamily	$6,300,000	0.8%	CSAIL 2016-C5
325 West Main Street	Lexington	South Carolina	Hospitality	$5,743,916	0.7%	WFRBS 2012-C9, RIAL 2012-LT1A
Dollar General - Topeka	Topeka	Kansas	Retail	$704,000	0.1%	WFCM 2015-LC20

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
10

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	10	$216,043,336	26.0%	1.68x	56.6%	11.0%
CBD	3	122,000,000	14.7	1.56x	56.8%	10.2%
Suburban	6	71,043,336	8.5	1.86x	58.4%	12.5%
Medical	1	23,000,000	2.8	1.81x	50.5%	11.1%
Retail	38	$205,741,047	24.7%	2.08x	49.2%	14.5%
Super Regional Mall	2	63,924,908	7.7	2.56x	35.7%	19.5%
Single Tenant	29	52,785,000	6.3	1.91x	50.0%	11.0%
Anchored	4	47,376,139	5.7	1.78x	57.9%	12.4%
Outlet Center	1	31,950,000	3.8	1.90x	58.5%	13.1%
Unanchored	2	9,705,000	1.2	1.86x	60.7%	14.8%
Hospitality	14	$112,693,916	13.5%	2.08x	51.2%	17.7%
Full Service	2	62,500,000	7.5	2.16x	48.5%	19.2%
Extended Stay	5	34,908,250	4.2	1.96x	57.1%	15.7%
Limited Service	7	15,285,666	1.8	2.06x	48.9%	16.4%
Industrial	15	$97,956,856	11.8%	1.61x	54.2%	11.4%
Warehouse/Distribution	6	54,212,636	6.5	1.55x	55.5%	11.4%
Manufacturing	5	32,294,220	3.9	1.69x	53.1%	11.3%
Warehouse	4	11,450,000	1.4	1.63x	51.1%	11.1%
Multifamily	2	$68,800,000	8.3%	2.51x	35.1%	12.1%
High Rise	1	62,500,000	7.5	2.60x	32.6%	12.3%
Student Housing	1	6,300,000	0.8	1.63x	59.4%	10.2%
Other	1	$60,000,000	7.2%	3.41x	38.6%	15.8%
Leased Fee	1	60,000,000	7.2	3.41x	38.6%	15.8%
Self Storage	7	$48,950,000	5.9%	1.84x	59.5%	9.8%
Self Storage	7	48,950,000	5.9	1.84x	59.5%	9.8%
Mixed Use	3	$22,340,121	2.7%	1.86x	55.8%	13.9%
Office/Parking	1	9,990,121	1.2	2.00x	50.2%	16.9%
Office/Industrial	1	7,850,000	0.9	1.60x	65.4%	12.7%
Retail/Multifamily	1	4,500,000	0.5	1.99x	51.7%	9.1%
Total / Avg. / Wtd. Avg.	90	$832,525,276	100.0%	2.03x	50.8%	13.3%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
11

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	8	$217,376,139	26.1%	$1,109,600,000	26.8%	53,240,858	20.4%
Florida	7	127,484,612	15.3	352,010,000	8.5	27,692,104	10.6
Michigan	7	58,128,631	7.0	454,175,000	11.0	31,613,444	12.1
Texas	4	50,526,908	6.1	417,000,000	10.1	29,845,196	11.4
Illinois	10	44,376,539	5.3	85,980,000	2.1	5,407,021	2.1
Ohio	4	41,806,856	5.0	135,300,000	3.3	10,454,515	4.0
Mississippi	2	33,453,000	4.0	54,330,000	1.3	3,131,318	1.2
North Carolina	5	31,324,818	3.8	608,750,000	14.7	38,688,686	14.8
Missouri	5	29,051,000	3.5	78,380,000	1.9	5,933,266	2.3
Alabama	10	25,571,750	3.1	144,375,000	3.5	11,396,002	4.4
Virginia	3	25,275,423	3.0	81,400,000	2.0	4,501,599	1.7
South Carolina	4	24,343,566	2.9	60,670,000	1.5	3,721,080	1.4
Pennsylvania	4	23,933,000	2.9	42,550,000	1.0	2,718,519	1.0
Connecticut	1	20,228,000	2.4	38,900,000	0.9	3,148,317	1.2
Utah	2	17,416,582	2.1	38,600,000	0.9	2,770,785	1.1
Indiana	4	15,992,276	1.9	28,300,000	0.7	2,138,623	0.8
New Jersey	1	15,000,000	1.8	335,200,000	8.1	19,775,267	7.6
Tennessee	1	9,990,121	1.2	19,900,000	0.5	1,684,638	0.6
Arkansas	3	9,547,000	1.1	17,700,000	0.4	1,038,783	0.4
Wisconsin	1	5,594,055	0.7	17,500,000	0.4	1,203,350	0.5
Oklahoma	2	3,845,000	0.5	7,500,000	0.2	387,938	0.1
West Virginia	1	1,556,000	0.2	3,100,000	0.1	158,223	0.1
Kansas	1	704,000	0.1	1,430,000	0.0	80,383	0.0
Total	90	$832,525,276	100.0%	$4,132,650,000	100.0%	$260,729,915	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
12

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4,025,000 - 9,999,999	12	$89,897,032	10.8%
10,000,000 - 19,999,999	13	174,890,336	21.0
20,000,000 - 39,999,999	7	200,237,908	24.1
40,000,000 - 59,999,999	4	185,000,000	22.2
60,000,000 - 62,500,000	3	182,500,000	21.9
Total	39	$832,525,276	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.33 - 1.60	9	$163,491,856	19.6%
1.61 - 1.80	8	152,640,336	18.3
1.81 - 2.00	10	177,611,260	21.3
2.01 - 2.50	9	177,356,916	21.3
2.51 - 3.00	2	101,424,908	12.2
3.01 - 3.41	1	60,000,000	7.2
Total	39	$832,525,276	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)(3)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	23	$582,803,000	70.0%
Amortizing (30 Years)	10	144,941,137	17.4
Interest Only, Amortizing Balloon	4	83,305,000	10.0
Amortizing (25 Years)	1	12,000,000	1.4
Amortizing (27.5 Years)	1	9,476,139	1.1
Total	39	$832,525,276	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	Original partial interest only periods range from 12 to 48 months.
(3)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	25	$581,672,220	69.9%
Springing	12	169,653,056	20.4
Soft (Residential) / Hard (Commercial)	1	62,500,000	7.5
Soft	1	18,700,000	2.2
Total	39	$832,525,276	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
32.6 - 40.0	4	$186,424,908	22.4%
40.1 - 50.0	4	106,885,000	12.8
50.1 - 55.0	10	217,712,037	26.2
55.1 - 60.0	12	207,056,475	24.9
60.1 - 65.0	6	93,955,000	11.3
65.1 - 74.9	3	20,491,856	2.5
Total	39	$832,525,276	100.0%

(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
27.9 - 40.0	5	$198,424,908	23.8%
40.1 - 50.0	9	164,735,513	19.8
50.1 - 55.0	9	209,683,000	25.2
55.1 - 60.0	11	176,815,000	21.2
60.1 - 64.1	5	82,866,856	10.0
Total	39	$832,525,276	100.0%

(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	25	$573,776,940	68.9%
Acquisition	13	238,520,336	28.7
Recapitalization	1	20,228,000	2.4
Total	39	$832,525,276	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4.410 - 5.000	3	$135,900,000	16.3%
5.001 - 5.500	6	122,256,475	14.7
5.501 - 6.000	13	207,368,825	24.9
6.001 - 6.500	11	247,474,977	29.7
6.501 - 7.187	6	119,525,000	14.4
Total	39	$832,525,276	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
13

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
9.1 - 10.0	6	$141,400,000	17.0%
10.1 - 12.0	11	241,476,856	29.0
12.1 - 15.0	12	204,535,336	24.6
15.1 - 20.0	8	156,188,177	18.8
20.1 – 21.8	2	88,924,908	10.7
Total	39	$832,525,276	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.6 - 10.0	9	$202,150,000	24.3%
10.1 - 11.0	8	180,726,856	21.7
11.1 - 13.0	9	163,335,336	19.6
13.1 - 16.0	11	197,388,177	23.7
16.1 - 20.5	2	88,924,908	10.7
Total	39	$832,525,276	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1(1)	2	$29,025,000	3.5%
12	1	$7,850,000	0.9%
24	2	$59,705,000	7.2%
48	1	$15,750,000	1.9%

(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Terms to Maturity Date (1)(2)
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	3	$122,490,121	14.7%
120 - 121	36	710,035,155	85.3
Total	39	$832,525,276	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date (1)(2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
58 – 60	3	$122,490,121	14.7%
115 - 119	21	452,692,155	54.4
120 - 121	15	257,343,000	30.9
Total	39	$832,525,276	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	23	$582,803,000	70%
300	1	12,000,000	1.4
330	1	9,476,139	1.1
360	14	228,246,137	27.4
Total	39	$832,525,276	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	23	$582,803,000	70.0%
300 – 328	2	21,476,139	2.6
356 - 360	14	228,246,137	27.4
Total	39	$832,525,276	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	34	731,385,276	87.9%
Yield Maintenance or Defeasance	2	75,750,000	9.1
Yield Maintenance	3	25,390,000	3.0
Total	39	$832,525,276	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	30	$547,100,276	65.7
Real Estate Tax	29	$557,710,368	67.0
TI/LC(2)	24	$440,403,360	73.1
Insurance	10	$150,858,000	18.1

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, mixed use, leased fee and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
14

STRUCTURAL OVERVIEW
Distributions	On each Distribution Date, funds available for distribution to holders of the certificates (net of any yield maintenance charges and prepayment premiums) will be distributed in the following amounts and order of priority:
1.	Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B and Class X-D certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.
2.	Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:
(i) to the Class A-SB certificates until their certificate balance is reduced to the Class A-SB scheduled principal balance set forth in Annex G to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-SB in clause (i) above, then (iii) to the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-2 in clause (iii) above, then (v) to the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-4 in clause (iv) above, then (vi) to the Class A-SB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-5 in clause (v) above.
However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates, pro rata, based on their respective certificate balances (and without regard to the Class A-SB scheduled principal balance).
3.	Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
15

STRUCTURAL OVERVIEW (continued)
Distributions
(continued)
5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
8.	Class E-RR certificates: (i) first, to interest on the Class E-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
9.	Class F-RR certificates: (i) first, to interest on the Class F-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E-RR certificates), to principal on the Class F-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
10.	Class G-RR certificates: (i) first, to interest on the Class G-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E-RR and Class F-RR certificates), to principal on the Class G-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
16

STRUCTURAL OVERVIEW (continued)
Distributions
(continued)
11.	Class H-RR certificates: (i) first, to interest on the Class H-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR and Class G-RR certificates), to principal on the Class H-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class H-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
12.	Class J-RR certificates: (i) first, to interest on the Class J-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR, Class G-RR and Class H-RR certificates), to principal on the Class J-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class J-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

Realized Losses	The certificate balances of the principal balance certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates on such Distribution Date. On each Distribution Date, any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class J-RR certificates, then to Class H-RR certificates, then to the Class G-RR certificates; then, to the Class F-RR certificates; then, to the Class E-RR certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates, based on their then current respective certificate balances.
The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated, pro rata, between (i) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class B and Class C certificates, and (iii) the group (collectively with the YM Group A and the YM Group B, the “YM Groups”) of Class X-D and Class D certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the respective classes of certificates in such YM Group in the following manner: (A) each class of principal balance certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable class(es) of principal balance certificates, will be distributed to the class of Class X certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of principal balance certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.
The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges (continued)	mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however,that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.
No prepayment premiums or yield maintenance charges will be distributed to holders of the Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR or Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to mortgage loans will be distributed to holders of the Class X-D certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

Non-Serviced Loans	The One Campus Martius, Park West Village, Katy Mills, A&R Hospitality Portfolio, Bell Works and PentaCentre Office mortgage loans are referred to in this Term Sheet as “non-serviced loans”. Each of the Tanger Outlets Columbus mortgage loan, the Concord Mills mortgage loan and the Riverport Tower mortgage loan will become a “non-serviced loan” upon the securitization of the Tanger Outlets Columbus controlling companion loan, the Concord Mills controlling companion loan and the Riverport Tower controlling companion loan, respectively. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.
Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).
A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
18

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the most subordinate class of certificates (exclusive of the Class R certificates) then-outstanding (i.e., first to the Class J-RR certificates, then to Class H-RR certificates, then to the Class G-RR certificates, then to the Class F-RR certificates, then to the Class E-RR certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B and Class X-D certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.
Except as described in the Preliminary Prospectus, no event, circumstance or action that has occurred or will occur with respect to a COVID modified loan or the entry into of a COVID modification agreement will constitute an appraisal reduction event, but only if, and for so long as, the related borrower and each related obligor is in compliance with the terms of the related COVID modification agreement. See “Pooling and Servicing Agreement—Appraisal Reduction Amounts” in the Preliminary Prospectus.
At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.
Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.
Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.
If the aggregate certificate balances and notional amounts of all certificates senior to the Class E-RR certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) for the mortgage loans and each REO property remaining in the issuing entity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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STRUCTURAL OVERVIEW (continued)

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be:
(a) with respect to any serviced mortgage loan (other than the Tanger Outlets Columbus mortgage loan, the Concord Mills mortgage loan and the Riverport Tower mortgage loan) and any related serviced companion loan, the Controlling Class Representative;
(b) with respect to the Tanger Outlets Columbus whole loan, (i) until the securitization of the Tanger Outlets Columbus controlling companion loan, the holder of the Tanger Outlets Columbus controlling companion loan, and (ii) upon the securitization of the Tanger Outlets Columbus controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization;
(c) with respect to the Concord Mills whole loan, (i) until the securitization of the Concord Mills controlling companion loan, the holder of the Concord Mills controlling companion loan, and (ii) upon the securitization of the Concord Mills controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization; and
(d) with respect to the Riverport Tower whole loan, (i) until the securitization of the Riverport Tower controlling companion loan, the holder of the Riverport Tower controlling companion loan, and (ii) upon the securitization of the Riverport Tower controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.
The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the controlling class certificateholders (by certificate balance). The controlling class is the most subordinate class of the Class H-RR and Class J-RR certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class H-RR is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.
On the Closing Date, RREF IV-D AIV RR H, LLC or its affiliate will purchase the Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates and, on the Closing Date, is expected to be appointed as the initial Controlling Class Representative.
Control/Consultation
Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).
Generally, a “Control Termination Event” will occur with respect to any serviced mortgage loan and any related serviced companion loan, in each case excluding the Tanger Outlets Columbus whole loan, the Concord Mills whole loan and the Riverport Tower whole loan (and the mortgage loan and companion loans composing each such whole loan), when the Class H-RR certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates.
So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.
Generally, a “Consultation Termination Event” will occur with respect to any serviced mortgage loan and any related serviced companion loan, in each case excluding the Tanger Outlets Columbus whole loan, the Concord Mills whole loan and the Riverport Tower whole loan (and the mortgage loan and companion loans composing each such whole loan), when the Class H-RR certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates.
No Control Termination Event or Consultation Termination Event may occur with respect to the holder of the Tanger Outlets Columbus controlling companion loan, the Concord Mills controlling companion loan or the Riverport Tower controlling companion loan and the terms Control Termination Event and Consultation Termination Event will not be applicable to such holder of the Tanger Outlets Columbus controlling companion loan, the Concord Mills controlling companion loan or the Riverport Tower controlling companion loan.
Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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STRUCTURAL OVERVIEW (continued)
Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2022-B37 pooling and servicing agreement (referred to as the “Benchmark 2022-B37 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2022-B37 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
Park West Village	Note	Control	Original Balance	Note Holder
	A-1	Yes	$17,500,000	BBCMS 2022-C17
	A-2	No	32,500,000	BMO
	A-3	No	7,500,000	BMO
	A-4	No	5,000,000	BMO 2022-C3
	A-5	No	17,500,000	Benchmark 2022-B37
	A-6	No	15,000,000	Benchmark 2022-B37
	A-7	No	15,000,000	Benchmark 2022-B37
	A-8	No	15,000,000	Benchmark 2022-B37
	A-9	No	17,500,000	BMO 2022-C3
	A-10	No	15,000,000	BMO 2022-C3
	A-11	No	15,000,000	BBCMS 2022-C17
	A-12	No	15,000,000	BBCMS 2022-C17
	Senior Notes		187,500,000
	B-A(1)	Yes	66,500,000	BBCMS 2022-C17 (Loan Specific)
	B-B(1)	Yes	111,000,000	PWV Grand Avenue
Total			$365,000,000

(1)	Each note represents a subordinate companion loan.

330 West 34th Street Leased Fee	Note	Control	Original Balance	Note Holder
	A-1	Yes	$20,000,000	Benchmark 2022-B37
	A-2	No	20,000,000	Benchmark 2022-B37
	A-3	No	20,000,000	Benchmark 2022-B37
	A-4	No	20,000,000	DBRI
	A-5	No	20,000,000	DBRI
Total			$100,000,000

IPG Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	Benchmark 2022-B37
	A-2	No	23,000,000	CREFI
	A-3	No	20,000,000	CREFI
Total			$103,000,000

Hyatt Regency Jacksonville	Note	Control	Original Balance	Note Holder
	A-1	Yes	$50,000,000	Benchmark 2022-B37
	A-2	No	15,000,000	CREFI
	A-3	No	10,000,000	CREFI
Total			$75,000,000

469 7th Avenue	Note	Control	Original Balance	Note Holder
	A-1	Yes	$20,000,000	Benchmark 2022-B37
	A-2	No	30,000,000	BMO 2022-C3
	A-3	No	20,000,000	Benchmark 2022-B37
	A-4	No	14,000,000	UBS AG
	A-5	No	9,000,000	Benchmark 2022-B37
	A-6	No	5,000,000	UBS AG
Total			$98,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
21

STRUCTURAL OVERVIEW (continued)

Whole Loans (cont’d)

Wells Fargo Center Tampa	Note	Control	Original Balance	Note Holder
	A-1	Yes	$43,000,000	Benchmark 2022-B37
	A-2	No	30,000,000	BMO 2022-C3
Total			$73,000,000

Katy Mills	Note	Control	Original Balance	Note Holder
	A-1	Yes	$91,000,000	BANK 2022-BNK43
	A-2	No	39,000,000	Benchmark 2022-B37
Total			$130,000,000

Tanger Outlets Columbus	Note	Control	Original Balance	Note Holder
	A-1	Yes	$39,050,000	Wells Fargo
	A-2	No	31,950,000	Benchmark 2022-B37
Total			$71,000,000

One Campus Martius	Note	Control	Original Balance	Note Holder
	A-1	Yes	$50,000,000	Benchmark 2022-B36
	A-2	No	30,000,000	Benchmark 2022-B37
	A-3	No	25,000,000	JPMCB
	A-4	No	15,800,000	JPMCB
	A-5	No	10,000,000	JPMCB
	A-6	No	46,200,000	BANK 2022-BNK43
	A-7	No	25,000,000	MSBNA
	A-8	No	16,000,000	MSBNA
Total			$218,000,000

Concord Mills	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$85,000,000	BANA
	A-1-2	No	40,000,000	BANA
	A-1-3	No	15,000,000	BANA
	A-1-4	No	10,000,000	BANA
	A-2-1	No	30,000,000	DBRI
	A-2-2	No	25,000,000	Benchmark 2022-B37
	A-2-3	No	20,000,000	DBRI
	A-2-4	No	10,000,000	DBRI
Total			$235,000,000

A&R Hospitality Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$31,500,000	BBCMS 2022-C17
	A-2	No	15,750,000	Benchmark 2022-B37
	A-3(A)	No	8,500,000	BBCMS 2022-C17
	A-3(B)	No	7,250,000	BMO 2022-C3
Total			$63,000,000

Bell Works	Note	Control	Original Balance	Note Holder
	A-1	Yes	$50,000,000	Benchmark 2022-B35
	A-2-1, A-4	No	40,000,000	CGCMT 2022-GC48
	A-3-1, A-5	No	30,000,000	BMO 2022-C2
	A-6, A-7	No	25,000,000	BBCMS 2022-C17
	A-2-2, A-3-2	No	15,000,000	Benchmark 2022-B37
	A-8	No	10,000,000	BMO 2022-C3
	A-9, A-10, A-11	No	40,000,000	BBCMS 2022-C16
Total			$210,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
22

STRUCTURAL OVERVIEW (continued)

Whole Loans (cont’d)

PentaCentre Office	Note	Control	Original Balance	Note Holder
	A-1	Yes	$20,300,000	BMO 2022-C2
	A-2	No	$14,000,000	Benchmark 2022-B37
Total			$34,300,000
Riverport Tower	Note	Control	Original Balance	Note Holder
	A-1	No	$6,600,000	Benchmark 2022-B37
	A-2	Yes	15,000,000	GS Bank
Total			$21,600,000
Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2022-B37 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.
“Calculation Rate” means:
(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
23

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.
If at any time a Control Termination Event is continuing, the holders of the principal balance certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.
A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates on an aggregate basis.
If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that (i) evidence at least 20% of the voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates on an aggregate basis and (ii) consist of at least three certificateholders or certificate owners that are not risk retention affiliated with each other).
If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.
Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.
All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).
Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
24

STRUCTURAL OVERVIEW (continued)

Servicing Compensation

(cont’d)	loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.
Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.
Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.
Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. After the occurrence and during the continuance of an Operating Advisor Consultation Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).
The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.
An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) with respect to any mortgage loan or serviced whole loan, a control termination event has occurred and is continuing.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
25

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.
“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
Hudson River
BLOOMINGDALE
MANHATTAN VALLEY
Park West Village
784, 788 and 792 Columbus Avenue
New York, NY 10025
The Pool
Central Park
UPPER
WEST SIDE
New York
MANHATTAN
BROOKLYN

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	New York, New York	Cut-off Date Principal Balance(3)		$62,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit(2)(3)		$220,588.24
Size (Units)	850	Percentage of Initial Pool Balance		7.5%
Total Occupancy as of 7/22/2022	94.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/22/2022	94.7%	Type of Security		Fee
Year Built / Latest Renovation	1950, 1958, 1963 / 2014	Mortgage Rate		4.65000%
Appraised Value	$575,000,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60

Underwritten Revenues	$32,787,176
Underwritten Expenses	$9,786,898	Escrows(4)
Underwritten Net Operating Income (NOI)(1)	$23,000,278		Upfront	Monthly
Underwritten Net Cash Flow (NCF)(1)	$23,000,278	Taxes	$919,476	$459,738
Cut-off Date LTV Ratio(2)	32.6%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)	32.6%	Replacement Reserves	$850,000	$0
DSCR Based on Underwritten NOI / NCF(2)	2.60x / 2.60x	Other(5)	$12,778,500	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	12.3% / 12.3%

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan	$187,500,000	49.2%	Loan Payoff	$321,864,741	84.5%
Subordinate Debt	177,500,000	46.6	Closing Costs	44,400,316	11.7
Borrower Sponsor Equity	15,813,033	4.2	Reserves	14,547,976	3.8

Total Sources	$380,813,033	100.0%	Total Uses	$380,813,033	100.0%

(1)	The Underwritten NOI and Underwritten NCF include disbursements from a Supplemental Income Reserve (as defined below) of $4,920,000. The Debt Yield Based on Underwritten NOI / NCF for the Park West Village Senior Loan (as defined below) excluding credit for the upfront Supplemental Income Reserve are 2.05x and 1.05x, respectively. The Park West Village Senior Loan Underwritten NOI Debt Yield and Park West Village Whole Loan Underwritten NOI Debt Yield excluding credit for the upfront Supplemental Income Reserve are 9.6% and 5.0%, respectively. Please refer to “—Escrows” below.
(2)	Calculated based on the aggregate outstanding principal balance of the Park West Village Whole Loan (as defined below). See “—The Mortgage Loan” below.
(3)	The Park West Village Senior Loan, with an original aggregate principal balance of $187,500,000, is part of the Park West Village Whole Loan (as defined below). The financial information in the chart above reflects the Park West Village Whole Loan. For additional information, see “—The Mortgage Loan” below.
(4)	See “—Escrows” below.
(5)	Other Upfront reserves consist of (i) a unit upgrade reserve of $7,858,500 and (ii) a Supplemental Income Reserve of $4,920,000. Please refer to “—Escrows” below.

■	The Mortgage Loan. The Park West Village mortgage loan (the “Park West Village Mortgage Loan”) is part of a whole loan (the “Park West Village Whole Loan”) that is evidenced by 12 pari passu senior promissory notes in the aggregate original principal amount of $187,500,000 (collectively, the “Park West Village Senior Loan”), one subordinate promissory Note B-A in the original principal amount of $66,500,000 (the “Park West Village Note B-A” or the “Park West Village Note B-A Subordinate Companion Loan”) and one subordinate promissory Note B-B in the original principal amount of $111,000,000 (the “Park West Village Note B-B” or the “Park West Village Note B-B Subordinate Companion Loan” and together with the Park West Village Note B-A, the “Park West Village Subordinate Companion Loans”). The Park West Village Senior Loan was co-originated on August 3, 2022 by Bank of Montreal (“BMO”), Starwood Mortgage Capital LLC and Citi Real Estate Funding Inc. (“CREFI”). The Park West Village Note B-A Subordinate Companion Loan was originated on August 3, 2022 by BMO. The Park West Village Note B-B Subordinate Companion Loan was originated on August 3, 2022 by Park West Village Grand Avenue Partners, LLC, an affiliate of Oaktree Capital Management (“PWV Grand Avenue”). The Park West Village Whole Loan is secured by a first lien mortgage on the borrowers’ fee interest in three, 16-story multifamily buildings consisting of 850 residential units and one commercial unit located in the Upper West Side neighborhood of New York, New York (collectively, the “Park West Village Property”). Defeasance of the Park West Village Whole Loan is permitted at any time after the earlier to occur of (i) September 6, 2025, and (ii) the second anniversary of the closing date of the securitization that includes the last note of the Park West Village Whole Loan to be securitized.

The Park West Village Mortgage Loan is evidenced by the non-controlling notes A-5, A-6, A-7 and A-8, with an aggregate principal balance as of the Cut-off Date of $62,500,000. The remaining Park West Village pari passu senior promissory notes and the Park West Village Note B-A were contributed to or are expected to be contributed to other securitization trusts, as set forth in the table below, and the Park West Village Note B-B is currently held by PWV Grand Avenue. The Park West Village Senior Loan is senior in right of payment to the Park West Village Subordinate Companion Loans, and the Park West Village Note B-A Subordinate Companion Loan is senior in right of payment to the Park West Village Note B-B Subordinate Companion Loan. The Park West Village Note B-B will be the initial controlling note and PWV Grand Avenue, as the holder of such initial controlling note, will be entitled

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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to exercise certain control rights with respect to the Park West Village Whole Loan under the related co-lender agreement. The Park West Village Note B-A will become the controlling note if a Note B-B Control Appraisal Period (as defined in the related co-lender agreement) has occurred and is continuing, and note A-1 will become the controlling note if both the Note B-B Control Appraisal Period and the Note B-A Control Appraisal Period (as defined in the related co-lender agreement) have occurred and are continuing, as further described in the table below. The Park West Village Whole Loan will be serviced pursuant to the pooling and servicing agreement for the BBCMS 2022-C17 securitization into which note A-1 was contributed. For additional information, see “—Current Mezzanine or Secured Subordinate Indebtedness” below. The relationship between the holders of the Park West Village Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1(1)	$17,500,000	$17,500,000	BBCMS 2022-C17	Yes
A-2(2)	$32,500,000	$32,500,000	BMO	No
A-3(2)	$7,500,000	$7,500,000	BMO	No
A-4	$5,000,000	$5,000,000	BMO 2022-C3	No
A-5	$17,500,000	$17,500,000	Benchmark 2022-B37	No
A-6	$15,000,000	$15,000,000	Benchmark 2022-B37	No
A-7	$15,000,000	$15,000,000	Benchmark 2022-B37	No
A-8	$15,000,000	$15,000,000	Benchmark 2022-B37	No
A-9	$17,500,000	$17,500,000	BMO 2022-C3	No
A-10	$15,000,000	$15,000,000	BMO 2022-C3	No
A-11	$15,000,000	$15,000,000	BBCMS 2022-C17	No
A-12	$15,000,000	$15,000,000	BBCMS 2022-C17	No
Senior Loan	$187,500,000	$187,500,000
B-A(1)	$66,500,000	$66,500,000	BBCMS 2022-C17 (Loan Specific)	Yes
B-B(1)	$111,000,000	$111,000,000	PWV Grand Avenue	Yes
Whole Loan	$365,000,000	$365,000,000

(1)	The initial controlling note is Note B-B, but if a Note B-B Control Appraisal Period (as defined in the related co-lender agreement), for the Park West Village Whole Loan is continuing, the controlling note will be Note B-A. If a Note B-A Control Appraisal Period and a Note B-B Control Appraisal Period (each, as defined in the related co-lender agreement) are continuing, the controlling note will be Note A-1. Note B-A was contributed to the BBCMS 2022-C17 securitization trust and backs only the related loan-specific certificates issued by the BBCMS 2022-C17 securitization trust. The loan-specific controlling class representative designated pursuant to the pooling and servicing agreement for the BBCMS 2022-C17 securitization will be entitled to exercise the rights of the controlling note if Note B-A becomes the controlling note, and the directing certificateholder for the pooled certificates issued by the BBCMS 2022-C17 securitization trust will be entitled to exercise the rights of the controlling note if Note A-1 becomes the controlling note, in each case to the extent provided in the related co-lender agreement and the pooling and servicing agreement for the BBCMS 2022-C17 securitization. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loan” in the Preliminary Prospectus.
(2)	Expected to be contributed to one or more future securitization(s).
■	The Mortgaged Property. The Park West Village Property consists of three, 16-story multifamily buildings comprised of 850 residential units totaling 643,708 SF and one commercial unit totaling 1,039 SF. The commercial tenant at the Park West Village Property has a remaining weighted average lease term of approximately 0.8 years. The Park West Village Property is located in the Upper West Side neighborhood and is situated approximately 0.5 miles from the 96th Street and 103rd Street subway stations with access to the A, B, and C subway lines. The three buildings comprising the Park West Village Property were built in 1950, 1958, and 1963 and renovated in 2014, and feature a range of studio, one-bedroom, two-bedroom, three-bedroom, and four-bedroom residential units. Of the 850 residential units, 418 of the units are rent-stabilized. The Park West Village Property units all feature hardwood flooring, nearly nine-foot ceiling heights, and full kitchen appliances, and certain units include a private balcony. Renovated units feature granite or marble countertop kitchens, stainless steel appliances including a refrigerator, dishwasher, microwave, and gas-fired stove and oven, and washer and dryer. Community spaces include an outdoor children’s playground, dog run, valet services, and onsite surface parking.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The sole commercial tenant, Carol Maryan Architect, P.C. (“Carol Maryan Architect”), occupies 1,039 SF (100.0% of the commercial NRA and 0.2% of the total NRA; 100.0% of the underwritten commercial base rent and 0.3% of the total underwritten base rent) with a lease expiration of July 31, 2023. Carol Maryan Architect is a boutique architectural firm founded by Carol Maryan in 1983. Carol Maryan Architect provides architectural and interior designs to an array of clients, including private individuals, corporations, developers, creative services firms, and public entities.

■	Borrower Sponsors’ Renovation Plan. The information set forth below regarding the borrower sponsors’ renovation plans reflects forward-looking statements and certain projections provided by the borrower sponsors, assuming, among other things, that the borrowers will complete certain projected renovations by December 1, 2024 and that all of the newly renovated and currently unoccupied units will be leased at current market rate rent and all of the currently occupied units will continue to be leased at the current contractual rental rates. We cannot assure you that such assumptions and projections provided by the borrower sponsors will materialize in the future as expected or at all.

The borrower sponsors have identified 325 units that will be renovated, which consist of 270 units that are projected to receive a light renovation and 55 units that are projected to receive a major renovation. The 55 major renovation units will be combined into 27 units post-renovation. Of the 55 units projected to receive major renovations, 28 units are rent-stabilized, all of which are currently vacant. Major renovations will feature the combination of two or three units into one larger unit or a significant floor plan alteration and are expected to take approximately four to six months to complete. Light renovation units will feature aesthetic and systems upgrades, such as new appliances, countertops, lighting upgrades and removal of carpeting. At origination, the borrowers deposited $7,858,500 into a unit upgrade reserve with the lender, to be disbursed to pay or reimburse the borrowers for unit renovation costs pursuant to the Park West Village Whole Loan documents. See “—Escrows” below.

The major renovation units are projected to receive an average renovation of approximately $48,109 per unit and are anticipated to increase rent from $46.18 per SF in-place to $81.00 per SF. The borrower sponsors have completed 12 major renovations to date, which have been combined into a total of seven units. These major renovations have achieved average annual rent increases from $29.39 per SF to $72.82 per SF.

The light renovation units are projected to receive an average renovation of $19,306 per unit and are anticipated to increase rent from $65.31 per SF in-place to $81.00 per SF. The borrower sponsors have completed 17 light renovations to date. These light renovations have achieved average annual rent increases from $38.24 per SF to $85.59 per SF.

The following table presents certain information relating to the market rate unit mix at the Park West Village Property:

Unit Mix
Unit Type	# of Units	Avg. SF	NRA(1)	Average Rent / Unit(1)	Avg. Market Rent PSF (2)	Avg. Market Rent per Unit(2)
Studio	166	464	77,033	$2,869	$5.85	$3,243
1-Bedroom	164	836	137,159	$4,505	$5.08	$4,768
2-Bedroom	89	918	81,694	$5,140	$5.39	$5,355
3-Bedroom	12	1,264	15,163	$7,708	$5.74	$8,977
4-Bedroom	1	1,832	1,832	$7,500	$4.09	$7,500
Total/Wtd. Avg.	432	724	312,882	$4,091	$5.37	$4,477

(1)	Based on the underwritten rent roll as of July 22, 2022.
(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents detailed information with respect to the current rent-stabilized units at the Park West Village Property:

Unit Mix
Unit Type	# of Units	Avg. SF	NRA(1)	Average Rent / Unit(1)	Avg. Market Rent PSF (2)	Avg. Market Rent per Unit(2)
Studio	115	469	53,947	$1,175	$2.49	$1,318
1-Bedroom	225	842	189,533	$1,337	$1.60	$1,417
2-Bedroom	77	1,119	86,193	$1,779	$1.51	$1,843
3-Bedroom	1	1,153	1,153	$3,000	$2.60	$3,000
Total/Wtd. Avg.	418	791	330,826	$1,378	$1.72	$1,473

(1)	Based on the underwritten rent roll as of July 22, 2022.
(2)	Source: Appraisal.

The following table presents detailed information with respect to the projected post-renovation market rate units at the Park West Village Property:

Unit Mix

Unit Type	# of Units	Avg. SF	Average Rent / Unit(1)	Avg. Market Rent PSF (2)	Avg. Market Rent per Unit(2)
Studio	155	464	$3,085	$5.85	$3,243
1-Bedroom	153	837	$5,450	$5.08	$4,768
2-Bedroom	85	910	$6,108	$5.39	$5,355
3-Bedroom	11	1,298	$8,835	$5.74	$8,977
4-Bedroom	1	1,832	$12,366	$4.09	$7,500
5-Bedroom	NAP	NAP	NAP	NAP	NAP
Total/Wtd. Avg.	405	724	$4,792	$5.37	$4,477

(1)	Based on the underwritten rent roll as of July 22, 2022.
(2)	Source: Appraisal.

The following table presents detailed information with respect to the projected post-renovation rent-stabilized units at the Park West Village Property:

Unit Mix

Unit Type	# of Units	Avg. SF	Average Rent / Unit(1)	Avg. Market Rent PSF (2)	Avg. Market Rent per Unit(2)
Studio	105	465	$1,292	$2.49	$1,318
1-Bedroom	212	847	$1,468	$1.60	$1,417
2-Bedroom	88	1,163	$3,241	$1.51	$1,843
3-Bedroom	10	1,529	$9,872	$2.60	$3,000
4-Bedroom	1	1,700	$11,473	NAP	NAP
5-Bedroom	1	2,642	$17,831	NAP	NAP
Total/Wtd. Avg.	417	840	$2,063	$1.72	$1,473

(1)	Based on the underwritten rent roll as of July 22, 2022.
(2)	Source: Appraisal.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to historical occupancy at the Park West Village Property:

Historical Leased %(1)

2019	2020	2021	As of 7/22/2022
94.2%	91.2%	87.9%	94.7%

(1)	Historical occupancies are as of July 31 of each respective year.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Park West Village Property:

Cash Flow Analysis

	2019	2020	2021	TTM 5/31/2022	Underwritten	Underwritten $ per SF
Residential Base Rent	$24,956,720	$22,792,744	$22,129,703	$24,536,542	$28,419,283	$33,434
Commercial Base Rent	71,777	70,353	75,268	74,908	79,852	94
Gross Potential Rent	$25,028,497	$22,863,097	$22,204,971	$24,611,451	$28,499,136	$33,528
Total Reimbursement Revenue	2,945	17,850	0	0	11,355	13
Supplemental Income Reserve(1)	0	0	0	0	4,919,913	5,788
Total Other Income	567,004	760,807	477,438	424,187	424,187	499
Net Rental Income	$25,598,446	$23,641,754	$22,682,409	$25,035,638	$33,854,591	$39,829
(Vacancy/Credit Loss)	(2,062)	(2,942)	0	0	(1,067,415)	(1,256)
Effective Gross Revenue	$25,596,385	$23,638,812	$22,682,409	$25,035,638	$32,787,176	$38,573
Real Estate Taxes	4,768,422	4,995,674	5,220,649	5,324,859	5,516,855	6,490
Insurance	414,558	424,340	438,341	447,326	430,937	507
Management Fee	511,928	472,776	453,648	490,275	557,345	656
Other Operating Expenses	3,175,906	3,153,991	3,212,762	3,281,761	3,281,761	3,861
Total Operating Expenses	$8,870,813	$9,046,781	$9,325,401	$9,544,221	$9,786,898	$11,514
Net Operating Income(1)	$16,725,571	$14,592,031	$13,357,008	$15,491,417	$23,000,278	$27,059
Total Capex/RR(2)	0	0	0	0	0	0
Net Cash Flow	$16,725,571	$14,592,031	$13,357,008	$15,491,417	$23,000,278	$27,059

(1)	The Underwritten Net Operating Income is greater than the TTM Net Operating Income due in part to (i) the borrower sponsors recently renovating 29 units, which has increased rents at the Park West Village Property and (ii) disbursements from the Supplemental Income Reserve. Please refer to “—Escrows” below.
(2)	The borrower sponsors funded five years’ worth of capex/replacement reserves at origination of the Park West Village Whole Loan.

■	Appraisal. According to the appraisal, the Park West Village Property had an “as-is” appraised value of $575.0 million as of January 20, 2022.
■	Environmental Matters. According to the Phase I environmental report dated January 20, 2022, there are no recognized environmental conditions or recommendations for further action at the Park West Village Property.
■	Market Overview and Competition. The Park West Village Property is located in New York, New York, within the New York, NY-NJ-PA Metropolitan Statistical Area. According to the appraisal, the unemployment rate from 2011 through 2021 in New York City increased at an average annual rate of 0.3% and is expected to decrease at an average annual rate of 4.7% between 2022 and 2026. The estimated 2021 median annual household income in New York City was $68,261. The leading industries in New York City are education and health, professional and business, government, and trade, transportation, and utilities. The largest employer in New York City is Northwell Health, which employs 68,088 people. The Park West Village Property is located on the blocks bound by Columbus Avenue, Amsterdam Avenue, West 97th Street and West 100th Street. The buildings at 784 Columbus Avenue and 792 Columbus Avenue have street frontage on West 97th and 100th Streets, respectively. The building at 788 Columbus Avenue does not have street frontage; however, all three of the Park West Village Property buildings are accessible from Columbus Avenue via a breezeway through the development to the east of the subject buildings, which comprises the entire blockfront of Columbus Avenue from West 97th Street to West 100th Street. The Upper West Side is primarily residential in nature, with adequate retail to support the area. Manhattan’s central business
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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district is located to the southeast of the Upper West Side. Immediately to the south is the Clinton area, which is characterized by a wide range of uses including residential, office buildings and the Theater District. The neighborhood bordering the Upper West Side to the north is known as Morningside Heights, which is primarily residential and home to Columbia University. The Park West Village Property benefits from its proximity to Columbus Avenue, as well as Broadway, which is dense with prime retail and commercial space.

The Park West Village Property is situated in the Upper West Side multifamily submarket. According to CoStar, as of February 2022, the Upper West Side multifamily submarket had an overall vacancy rate of 2.2%, with net absorption totaling 11 units. The vacancy rate decreased 1.7% over the past 12 months. Rental rates increased by 5.9% for the past 12 months and ended at $4,760 per unit per month. A total of 336 units are still under construction at the end of the first quarter of 2022.

According to the appraisal, the 2021 population for New York City was approximately 8,305,600 and is forecasted to grow to approximately 8,317,700 in 2022, and approximately 8,335,900 in 2026.

The following table presents certain information relating to the multifamily rent comparables for the Park West Village Property:

Comparable Multifamily Property Overview(1)

Property Name	Address	Year Built	Occupancy	Units	Unit Mix	Avg. SF Per Unit	Avg. Rent PSF	Avg. Rent Per Unit
Park West Village(2)	784, 788 and 792 Columbus Avenue New York, NY	1950, 1958, 1963	94.7%	850	Studio 1 Bed 2 Bed 3 Bed 4 Bed	466 840 1,011 1,255 1,832	$4.79 $3.22 $3.63 $5.79 $4.09	$2,226 $2,711 $3,663 $7,316 $7,500
West 96th Apartments	750 Columbus Avenue New York, NY	1987	95.2%	207	1 Bed 2 Bed 3 Bed	733 1,006 1,421	$6.28 $6.25 $6.23	$4,606 $6,287 $8,853
The Westmont Apartments	730 Columbus Avenue New York, NY	1986	100.0%	163	Studio 1 Bed 2 Bed 3 Bed	610 802 1,095 1,403	$5.75 $5.59 $5.81 $5.67	$3,509 $4,479 $6,360 $7,951
Stonehenge Village	160 West 97th Street New York, NY	1930	94.5%	414	Studio 1 Bed 2 Bed 3 Bed	515 686 951 1,123	$5.92 $6.41 $5.96 $5.79	$3,050 $4,400 $5,667 $6,500
The Greystone	212 West 91st Street New York, NY	1923	98.6%	366	Studio 1 Bed 2 Bed	321 583 955	$9.14 $6.53 $6.13	$2,938 $3,809 $5,850
Columbus Square	808 Columbus Avenue New York, NY	2009	93.7%	710	Studio 1 Bed 2 Bed 3 Bed	445 649 970 1,376	$8.13 $7.67 $7.46 $6.28	$3,616 $4,979 $7,235 $8,640
The Paris New York	752 West End Avenue New York, NY	1931	98.9%	176	Studio 1 Bed 2 Bed 3 Bed	516 501 1,065 1,894	$6.19 $6.13 $5.97 $5.33	$3,195 $3,070 $6,362 $10,095
The Lyric	255 West 94th Street New York, NY	1996	98.6%	285	Studio 1 Bed 2 Bed	527 677 1,077	$6.86 $6.95 $6.80	$3,618 $4,701 $7,320

(1)	Source: Appraisal.
(2)	Based on underwritten rent roll dated as of July 22, 2022. Average Rent per SF and Average Rent per Unit reflect average monthly in-place rent for occupied units.

■	The Borrowers. The borrowers under the Park West Village Whole Loan are CF PWV LLC and SM PWV LLC, as tenants-in-common, each a single-purpose Delaware limited liability company with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Park West Village Whole Loan.

The borrower sponsors and non-recourse carveout guarantors are Meyer Chetrit and Amended and Restated 2013 LG Revocable Trust, a trust established by Laurance Gluck. Meyer Chetrit is one of the controllers of The Chetrit Group. The Chetrit Group is an experienced, privately held New York City real estate development firm controlled

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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by two brothers: Joseph and Meyer Chetrit. The Chetrit Group, which is headquartered in Manhattan, has ownership interests in over 14 million SF of commercial and residential real estate across the United States, including New York, Chicago, Miami, and Los Angeles, as well as internationally.

Laurence Gluck is the founder of Stellar Management, a real estate development and management firm founded in 1985. Based in New York City, Stellar Management owns and manages a portfolio of over 13,000 apartments in 100 buildings located across New York City and over three million SF of office space. Prior to founding Stellar Management, Laurence Gluck served as a real estate attorney at Proskauer, Rose, Goetz & Mendelsohn and later as a partner at Dreyer & Traub. Laurence Gluck also formerly served as a member of the Board of Governors of the Real Estate Board of New York.

■	Escrows. At origination of the Park West Village Whole Loan, the borrowers deposited (i) approximately $919,476 into a real estate tax reserve account, (ii) $850,000 into a replacement reserve account, (iii) $7,858,500 into a unit upgrade reserve account and (iv) $4,920,000 into a Supplemental Income Reserve account.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $459,738).

Insurance Reserve – The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies; provided, however, such insurance reserve has been conditionally waived so long as (i) no event of default under the Park West Village Whole Loan is continuing and (ii) the borrowers maintain a blanket policy meeting the requirements of the Park West Village Whole Loan documents. The borrowers are currently maintaining a blanket policy.

Supplemental Income Reserve – The borrowers deposited $4,920,000 into a supplemental income reserve account (the “Supplemental Income Reserve”) at origination of the Park West Village Whole Loan. Unless and until the Park West Village Property (excluding the amount on deposit in the Supplemental Income Reserve) achieves a 6.25% “transient” Park West Village Whole Loan debt yield (calculated on the basis of annualized net cash flow for a three-month period ending with the most recently completed month), the lender may require the borrowers to make additional Supplemental Income Reserve deposits if and to the extent the lender determines, in its reasonable discretion on a quarterly basis after July 6, 2023 during the Park West Village Whole Loan term, that additional supplemental income reserve deposits are required in order to achieve (when the additional deposit and all other deposits in the Supplemental Income Reserve account are added to net cash flow for the Park West Village Property) a 6.25% transient Park West Village Whole Loan debt yield for the following 12, 9, 6 or 3 months (such applicable 12-, 9-, 6- or 3- month period depending on the quarter with respect to which such determination by the lender is made). The guarantors provided a related carry guaranty of certain carry costs, including real estate taxes, insurance premiums, debt service and operating expenses, for any period until the Park West Village Property achieves a 6.25% transient Park West Village Whole Loan debt yield (excluding the amount on deposit in the Supplemental Income Reserve). The obligations of the guarantors under such carry guaranty are limited to the additional Supplemental Income Reserve deposit amounts as and when due.

So long as no event of default under the Park West Village Whole Loan is continuing, on each payment date, the lender is required to transfer the Monthly Supplemental Income Reserve Disbursement Amount (as defined below) from the Supplemental Income Reserve to the cash management account. Such funds deposited into the cash management account will be required to be applied with all other funds then on deposit in the cash management account in the order of priority set forth in the Park West Village Whole Loan documents, as described under “—Lockbox and Cash Management” below. So long as no event of default under the Park West Village Whole Loan is continuing, upon such time as the lender has reasonably determined that the Park West Village Property (excluding the amount on deposit in the Supplemental Income Reserve) has achieved a 6.25% or higher for one calendar quarter “transient” Park West Village Whole Loan debt yield (calculated on the basis of annualized net cash flow for a three-month period ending with the most recently completed month), then upon the borrowers’ written request, all of the funds in the Supplemental Income Reserve will be required to be disbursed to the borrowers; provided, however, if a Cash Trap Period (as defined below) is then continuing, then such funds will not be disbursed to the borrowers, and such funds will instead be deposited into the excess cash reserve account, to be applied in accordance with the terms of the Park West Village Whole Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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“Monthly Supplemental Income Reserve Disbursement Amount” means 1/12 of (x) the initial Supplemental Income Reserve deposit with respect to the first 12 payment dates occurring during the term of the Park West Village Whole Loan, and (y) each Supplemental Income Reserve additional deposit amount with respect to the 12 payment dates following the date that the borrowers are required to deposit such Supplemental Income Reserve additional deposit amount pursuant to the terms of the Park West Village Whole Loan documents; provided that, if at any time the lender reassesses the Supplemental Income Reserve additional deposit amount in accordance with the terms of the Park West Village Whole Loan documents, the Monthly Supplemental Income Reserve Disbursement Amount will be adjusted so that all of funds in the Supplemental Income Reserve will be disbursed in equal monthly installments ending on such Supplemental Income Reserve reassessment date (i.e., so that there will be no funds in the Supplemental Income Reserve on deposit on such Supplemental Income Reserve reassessment date).

■	Lockbox and Cash Management. The Park West Village Whole Loan is structured with a hard lockbox for commercial tenants and a soft lockbox for residential tenants and in place cash management. The borrowers are required to deposit all rents collected from residential tenants into the lockbox account within three days of receipt. The borrowers are required to deliver a tenant direction letter to commercial tenants to deposit all rents directly to the lockbox account. The borrowers are required to cause all amounts deposited into the lockbox account to be transferred on each business day to a cash management account controlled by the lender. Absent an event of default under the Park West Village Whole Loan documents, funds on deposit in the cash management account are applied on each monthly payment date in amounts and in the order of priority set forth in the Park West Village Whole Loan documents, including any required tax and insurance reserve deposits, deposit account bank fees, monthly debt service on the Park West Village Whole Loan, other amounts payable to the lender under the Park West Village Whole Loan, operating expenses and extraordinary expenses reflected in the annual budget or otherwise approved by lender, with the remaining funds in the cash management account to be disbursed to the borrowers unless a Cash Trap Period is then continuing, in which event the remaining funds will be deposited into an excess cash reserve account under the lender’s control and released to the borrowers when the Cash Trap Period ends. Upon an event of default under the Park West Village Whole Loan documents, the lender will apply funds in such priority as it may determine.

A “Cash Trap Period” means a period commencing upon the earliest to occur of (i) an event of default; (ii) any bankruptcy action of the borrowers, principal, guarantor or manager; and (iii) the failure by the borrowers, after stabilization (i.e. until a Park West Village Whole Loan debt yield of at least 6.25% has been achieved (without taking into account any disbursement of Supplemental Income Reserve funds) for one calendar quarter, provided no event of default then exists), to maintain a Park West Village Whole Loan debt service coverage ratio of at least 1.20x, and will be cured upon (a) with respect to clause (i) above, the lender accepts a cure of the event of default; (b) in the case of a bankruptcy action by or against manager only, the borrowers replace the manager with a qualified replacement as defined in the Park West Village Whole Loan documents; or (c) with respect to clause (iii) above, the Park West Village Whole Loan debt service coverage ratio is equal to or greater than 1.25x for one calendar quarter.

■	Property Management. The Park West Village Property is managed by PWV Management LLC, an affiliate of the borrower sponsor.
■	Current Mezzanine or Secured Subordinate Indebtedness. The Park West Village Property also secures the Park West Village Note B-A Subordinate Companion Loan, which has a Cut-off Date principal balance of $66,500,000 and the Park West Village Note B-B Subordinate Companion Loan, which has a Cut-off Date principal balance of $111,000,000. The Park West Village Subordinate Companion Loans accrue interest at 4.65000% per annum. The Park West Village Senior Loan is senior in right of payment to the Park West Village Note B-A Subordinate Companion Loan and the Park West Village Note B-B Subordinate Companion Loan, and the Park West Village Note B-A Subordinate Companion Loan is senior in right of payment to the Park West Village Note B-B Subordinate Companion Loan. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loan” in the Preliminary Prospectus.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
36

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Whole Loan Metrics
Note Type	% of Whole Loan	Cumulative Cut-off Date LTV	Cumulative UW NOI Debt Yield(1)	Cumulative UW NCF DSCR(1)
A Notes	51.4%	32.6%	12.3%	2.60x
B-A Note	18.2%	44.2%	9.1%	1.92x
B-B Note	30.4%	63.5%	6.3%	1.34x

(1)	The UW NOI and UW NCF include disbursements from a Supplemental Income Reserve of $4,920,000. Please refer to “Escrows” above.
■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Release of Collateral. Not permitted.
■	Terrorism Insurance. The Park West Village Whole Loan documents require that the borrowers maintain coverage against loss or damage by certified terrorist acts with a combined limit of not less than $2,000,000 in the aggregate and $1,000,000 per occurrence plus business interruption coverage in an amount covering a period of restoration of 24 months with a 12 month extended period of indemnity endorsement, provided that such coverage is available. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
37

330 WEST 34TH STREET LEASED FEE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
38

330 WEST 34TH STREET LEASED FEE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
39

330 WEST 34TH STREET LEASED FEE
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	New York, New York	Cut-off Date Balance(6)		$60,000,000
Property Type(1)	Other (Leased Fee)	Cut-off Date Balance per SF(1)(5)(6)		$2,154.62
Size (SF)(1)	46,412	Percentage of Initial Pool Balance		7.2%
Total Occupancy	NAP	Number of Related Mortgage Loans		None
Owned Occupancy	NAP	Type of Security		Fee
Year Built / Latest Renovation(1)	NAP / NAP	Mortgage Rate		4.55000%
Appraised Value(2)	$259,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues(3)(4)	$15,750,000
Underwritten Expenses	$0	Escrows(7)
Underwritten Net Operating Income (NOI)(3)(4)	$15,750,000		Upfront	Monthly
Underwritten Net Cash Flow (NCF)(3)(4)	$15,750,000	Taxes	$0	Springing
Cut-off Date LTV Ratio(2)(3)(5)	38.6%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)(3)(5)	38.6%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(3)(4)(5)	3.41x / 3.41x	TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(3)(4)(5)	15.8% / 15.8%	Other(8)	$9,800,000	$466,667

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$100,000,000	100.0%	Loan Payoff(9)	$50,397,129	50.4%
			Principal Equity Distribution	36,929,605	36.9
			Reserves	9,800,000	9.8
			Closing Costs	2,873,266	2.9
Total Sources	$100,000,000	100.0%	Total Uses	$100,000,000	100.0%

(1)	Size (SF) reflects square footage attributable to the parcel of land which serves as collateral for the 330 West 34th Street Leased Fee Whole Loan (as defined below). The leasehold improvements (which do not serve as collateral for the 330 West 34th Street Leased Fee Whole Loan) consist of an 18-story, plus lower level, Class B office building comprised of an above grade gross building area of 723,845 SF. The leasehold improvements were built in 1926 and renovated in 2014.
(2)	Appraised Value is reflective of the leased fee value of the 330 West 34th Street Leased Fee Property (as defined below), exclusive of any and all value attributable to the leasehold improvements. The appraisal concluded to a land value of $225,000,000 (approximately $4,848 per land SF), which represents a loan-to-land-value ratio of 44.4%. The appraisal also concluded to a Hypothetical Market Value Today of $525,000,000 as of July 1, 2022, based on the hypothetical condition that the ground lease encumbering the 330 West 34th Street Leased Fee Property has been collapsed and the leasehold improvements are no longer encumbered by the existing ground lease, which represents a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 19.0%. The leasehold improvements are not collateral for the 330 West 34th Street Leased Fee Whole Loan.
(3)	See “Ground Lease Litigation” below.
(4)	Underwritten Revenues, Underwritten NOI, Underwritten NCF, DSCR Based on Underwritten NOI / NCF and Debt Yield Based on Underwritten NOI / NCF are reflective of the contractual ground lease payments and do not account for any income attributable to the leasehold improvements.
(5)	Calculated based on the aggregate outstanding principal balance of the 330 West 34th Street Leased Fee Whole Loan. See “—The Mortgage Loan” below.
(6)	The Cut-off Date Balance of $60,000,000 represents the controlling note A-1 and non-controlling notes A-2 and A-3 and is part of the 330 West 34th Street Leased Fee Whole Loan, which is comprised of five pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000.
(7)	See “—Escrows and Reserves” below.
(8)	Other Upfront reserve represents a ground lease litigation reserve, which is related to the litigation described under “— Ground Lease Litigation” below.
(9)	The prior loan was in maturity default at the time of refinance. The prior loan was repaid in full with the proceeds of the 330 West 34th Street Leased Fee Whole Loan.
■	The Mortgage Loan. The mortgage loan (the “330 West 34th Street Leased Fee Loan”) is part of a whole loan (the “330 West 34th Street Leased Fee Whole Loan”) evidenced by five pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000. The 330 West 34th Street Leased Fee Whole Loan is secured by a first mortgage lien on the borrower’s leased fee interest in a 46,412 SF parcel of land located in Manhattan, New York City (the “330 West 34th Street Leased Fee Property”). The 330 West 34th Street Leased Fee Loan, which is evidenced by controlling note A-1 and non-controlling notes A-2 and A-3, has an aggregate outstanding principal balance as of the Cut-off Date of $60,000,000 and represents approximately 7.2% of the Initial Pool Balance.

The 330 West 34th Street Leased Fee Whole Loan, which accrues interest at an initial rate of 4.55000% per annum, was originated by DBR Investments Co. Limited (“DBRI”) on August 18, 2022, had an aggregate original principal balance of $100,000,000 and has an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000. The proceeds of the 330 West 34th Street Leased Fee Whole Loan were primarily used to refinance a prior mortgage loan, fund upfront reserves, pay origination costs and return equity to the borrower sponsor.

The 330 West 34th Street Leased Fee Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The 330 West 34th Street Leased Fee Whole Loan requires payments of interest only for its entire term. The stated maturity date is the due date in September 2032. Voluntary prepayment of the 330 West 34th Street Leased Fee Whole Loan without penalty is prohibited prior to the due date on June 6, 2032. Defeasance of the full 330 West 34th Street Leased Fee Whole Loan is permitted after the date that is the earlier

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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330 WEST 34TH STREET LEASED FEE

of (i) two years from the closing date of the securitization that includes the last note of the 330 West 34th Street Leased Fee Whole Loan to be securitized and (ii) August 18, 2025.

The table below summarizes the promissory notes that comprise the 330 West 34th Street Leased Fee Whole Loan. The relationship between the holders of the 330 West 34th Street Leased Fee Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Anticipated Note Holder	Controlling Piece
A-1	$20,000,000	$20,000,000	Benchmark 2022-B37	Yes
A-2	$20,000,000	$20,000,000	Benchmark 2022-B37	No
A-3	$20,000,000	$20,000,000	Benchmark 2022-B37	No
A-4	$20,000,000	$20,000,000	DBRI(1)	No
A-5	$20,000,000	$20,000,000	DBRI(1)	No
Total (Whole Loan)	$100,000,000	$100,000,000

(1)	Expected to be contributed to one or more future securitization trusts.
■	The Mortgaged Property. The 330 West 34th Street Leased Fee Property is a 46,412 SF leased fee land parcel located between 8th and 9th Avenues in Manhattan, New York. The leasehold improvements (which do not serve as collateral for the 330 West 34th Street Leased Fee Whole Loan) consist of an 18-story, 723,845 SF Class B, mixed-use office building with multi-level retail space within the Penn Station office submarket of Midtown Manhattan (the “Non-Collateral Improvements”). The Non-Collateral Improvements were constructed in 1926 and were most recently renovated in 2014. The renovation featured a modernized lobby, a storefront entrance, and a ground floor amenities center with social spaces including a large patio. The Non-Collateral Improvements were 72.0% leased to 13 tenants as of March 31, 2022.

The 330 West 34th Street Leased Fee Property is ground leased to Vornado 330 West 34th Street L.L.C. (the “Ground Tenant”), an affiliate of Vornado Realty Trust (“Vornado”). An affiliate of Vornado has an approximately 35% indirect ownership interest in the borrower. See “—The Borrower” below. The ground lease commenced on July 28, 1967 and is in its second renewal term, which expires December 31, 2050. The ground lease has three additional renewal options, the first two for 30 years each, and the last for 39 years. During the current term, the Ground Tenant is required to pay ground rent in the amount of $15,750,000, annually, on an absolute net basis, payable in monthly installments. For each of the renewal terms, the ground rent will be equal to 7% of the market value of the leased premises considered as if vacant, unimproved and unencumbered, as determined in accordance with the ground lease. The interest of the Ground Tenant as ground lessee is freely transferable, and may be mortgaged, without the consent of the borrower or lender or any other restrictions. The Ground Tenant has a right of first refusal to purchase the 330 West 34th Street Leased Fee Property, or any portion of it, and any equity interest in any owner of the 330 West 34th Street Leased Fee Property. Such right of first refusal may apply to a transfer in connection with a foreclosure or deed-in-lieu thereof, as well as any transfers thereafter. See “Description of the Mortgage Pool—Property Types—Leased Fee Properties” in the Preliminary Prospectus.

■	Ground Lease Litigation. The borrower’s interest in the 330 West 34th Street Leased Fee Property consists of a leased fee interest in the land under an office building (as well as a residual interest in the improvements), which land and improvements are ground leased to the Ground Tenant. The rent under the ground lease is determined prior to each extension period and is based on 7% of the market value of the leased premises considered as if vacant, unimproved and unencumbered. The current annual ground rent, which commenced as of January 1, 2021, is $15,750,000, and pursuant to the terms of the ground lease, was determined pursuant to a “baseball” style arbitration process pursuant to which the borrower’s appointed arbitrator determined a land value of $225,000,000, the Ground Tenant’s appointed arbitrator determined a land value of $145,000,000, and the two parties’ arbitrators then appointed a third arbitrator (the “Neutral Arbitrator”), who issued an award in the borrower’s favor. On March 14, 2022, the Ground Tenant filed a petition to vacate or modify the award, on the grounds that the Neutral Arbitrator had an undisclosed conflict of interest and had made a miscalculation in determining the value of the leased premises. At oral argument on July 27, 2022, the judge ruled in favor of the borrower. On August 26, 2022, the Ground Tenant filed a notice of appeal and has six months thereafter to file a brief in connection with its appeal. In the event that a court determines that the Ground Tenant’s determination of fair market value is correct, the annual ground rent would be $10,150,000. The 330 West 34th Street Leased Fee Whole Loan was underwritten based on
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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330 WEST 34TH STREET LEASED FEE

the $15,750,000 ground rent; if such ground rent were reduced to $10,150,000, the Debt Yield Based on Underwritten NCF would be decreased from 15.8% to 10.2% and the DSCR Based on Underwritten NCF would be decreased from 3.41x to 2.20x. Additionally, if appraised value were based on the Ground Tenant’s land valuation, the loan to land-value ratio would be 69.0% rather than 44.4% We cannot assure you that this litigation would not have an adverse effect on the 330 West 34th Street Leased Fee Loan. See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Preliminary Prospectus.

The following table presents certain information relating to the ground lease at The 330 West 34th Street Leased Fee Property:

Tenant Summary(1)

Tenant Name	Tenant Type	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent (3)	% of Total UW Base Rent (3)	UW Base Rent $ per SF of Land	Lease Expiration(4)
Vornado 330 West 34th Street L.L.C.	Ground Lessee	BBB-/Ba1/BBB-	46,412	100%	$15,750,000	100.0%	$339.35	12/31/2050
Total Land Space			46,412	100%

(1)	Based on the underwritten rent roll dated March 31, 2022.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Base Rent PSF and % of Total Base Rent are reflective of contractual ground lease payments, and do not include any rents attributable to the Non-Collateral Improvements.
(4)	The Lease Expiration represents the expiration date of the Ground Tenant’s current ground lease term, which represents its second renewal term, and expires on December 31, 2050.

The following table presents a summary regarding the major tenants at the Non-Collateral Improvements located on the 330 West 34th Street Leased Fee Property:

Non-Collateral Improvements Largest Owned Tenants Based on Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	Base Rent	% of Total Base Rent	Base Rent $ per SF	Lease Expiration
Foot Locker	NR/Ba2/BB+	149,987	20.7%	$ 10,619,064	29.4%	$70.80	12/1/2031
Structure Tone(3)	NR/NR/NR	83,501	11.5%	5,797,708	16.1	69.43	Various
Web.com Group	NR/NR/B	83,639	11.6%	5,603,813	15.5	67.00	4/1/2024
HomeAdvisor	NR/NR/B+	88,746	12.3%	5,593,552	15.5	63.03	4/1/2028
Deutsche	A-/A2/A-	74,346	10.3%	4,758,144	13.2	64.00	4/1/2026
Marquee Brands	NR/Baa2/BBB+	30,811	4.3%	2,577,179	7.1	83.64	12/1/2030
MedRite Urgent Care	NR/NR/NR	2,761	0.4%	400,345	1.1	145.00	3/1/2032
Starbucks	BBB/Baa1/BBB+	1,551	0.2%	218,201	0.6	140.68	6/1/2034
Just Salad	NR/NR/NR	1,302	0.2%	190,964	0.5	146.67	8/1/2031
Pokeworks	NR/NR/NR	1,258	0.2%	178,045	0.5	141.53	8/1/2031
Ten Largest Owned Tenants		517,902.00	71.5%	$35,937,015	99.6%	$69.39
Remaining Owned Tenants		3,544	0.5%	$157,300	0.4	$44.38
Vacant Spaces (Owned Space)		202,399	28.0%	0	0.0	$0.00
Totals / Wtd. Avg. All Owned Tenants		723,845	100.0%	$36,094,316	100.0%	$69.22

(1)	The Non-Collateral Improvements are not collateral for 330 West 34th Street Leased Fee Whole Loan. The tenant summary for the Non-Collateral Improvements is provided above for informational purposes only. Information is based on the rent roll for the Non-Collateral Improvements as of March 31, 2022, as set forth in the appraisal.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent guarantees the lease.
(3)	Structure Tone has one lease for 82,108 SF expiring on December 1, 2031, and one lease for 1,393 SF expiring on December 31, 2031.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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330 WEST 34TH STREET LEASED FEE

The following table presents certain information relating to the lease rollover schedule for tenants at the Non-Collateral Improvements located at the 330 West 34th Street Leased Fee Property:

Lease Expiration Schedule (Non-Collateral Improvements)(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	Base Rent	% of Total Base Rent	Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0	0.0%	$0	0.0%	$0.00	0
2023	0	0.0	0.0%	$0	0.0%	$0.00	0
2024	83,719	11.6	11.6%	$5,606,613	15.5%	$66.97	2
2025	0	0.0	11.6%	$0	0.0%	$0.00	0
2026	74,346	10.3	21.8%	$4,758,144	13.2%	$64.00	1
2027	0	0.0	21.8%	$0	0.0%	$0.00	0
2028	88,746	12.3	34.1%	$5,593,552	15.5%	$63.03	1
2029	0	0.0	34.1%	$0	0.0%	$0.00	0
2030	31,969	4.4	38.5%	$2,731,679	7.6%	$85.45	2
2031	236,048	32.6	71.1%	$16,785,781	46.5%	$71.11	4
2032	2,761	0.4	71.5%	$400,345	1.1%	$145.00	1
2033 & Thereafter(2)	3,857	0.5	72.0%	$218,201	0.6%	$56.57	1
Vacant	202,399	28.0	100.0%	$0	0.0%	$0.00	0
Total / Wtd. Avg	723,845	100.0%		$36,094,316	100.0%	$69.22	12

(1)	Calculated based on the approximate square footage occupied by each owned tenant of the Non-Collateral Improvements according to the March 2022 rent roll, as set forth in the appraisal.
(2)	Vornado Office Management’s lease is scheduled to expire on December 1, 2050.
■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 330 West 34th Street Leased Fee Property:

Underwritten Net Cash Flow (Collateral)

	Underwritten	Underwritten $ per SF of Land
Base Rent(1)	$15,750,000	$339.35
Total Recoveries	0	0
Effective Gross Income	$15,750,000	$339.35
Total Operating Expenses	0	0
Net Operating Income	$15,750,000	$339.35
Capital Expenditures	0	$0
Net Cash Flow	$15,750,000	$339.35

(1)	The UW Net Cash Flow represents the ground rent payable to the borrower. The current contractual annual ground rent payment is $15,750,000 on an absolute net basis.
■	Operating History and Look-Through Underwritten Net Cash Flow of Non-Collateral Improvements. The following table presents certain information relating to the historical operating performance and underwritten look through to the Non-Collateral Improvements:
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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330 WEST 34TH STREET LEASED FEE

Operating History and “Look Through” Analysis (Non-Collateral Improvements)

	2019(1)	2020(1)	2021(1)	Underwritten “Look Through” to Non-Collateral Improvements (2)
Gross Potential Rent(1)	$39,997,957	$39,542,907	$35,239,428	$50,217,725(3)
Recoveries	2,966,632	2,560,387	2,410,699	2,410,699
Other Income	4,643,813	852,577	667,617	741,554
Vacancy & Abatements	(2,533,135)	(12,425,664)	(420,934)	(13,897,568)
Effective Gross Income	$45,075,267	$30,530,207	$37,896,810	$39,472,410
Total Operating Expenses	13,576,638	15,231,321	15,293,861	15,886,737
Net Operating Income	$31,498,629	$15,298,886	$22,602,949	$23,585,672
TI/LC	0	0	0	2,684,604
Capital Expenditures	0	0	0	180,961
Net Cash Flow	$31,498,629	$15,298,886	$22,602,949	$20,720,107

(1)	The Non-Collateral Improvements are not collateral for the 330 West 34th Street Leased Fee Whole Loan. The historical information above represents historical operating results of the Non-Collateral Improvements and this historical operating data is provided for informational purposes only.
(2)	The Underwritten “Look-Through” to the Non-Collateral Improvements represents assumed cash flow based on the lender’s estimate of the Ground Tenant’s income and expenses. The “Look-Through” is based on the rent roll for the Non-Collateral Improvements dated March 31, 2022 and we cannot assure you that changes to tenancy or the cash flow of the Non-Collateral Improvements have not occurred since such date.
(3)	Includes rent steps through May 2023.
■	Appraisal. According to the appraisal, the 330 West 34th Street Leased Fee Property had an appraised value of $259,000,000 as of July 1, 2022, which is reflective of the leased fee value of the 330 West 34th Street Leased Fee Property, exclusive of any and all value attributable to the leasehold improvements. The appraisal also concluded to a Hypothetical Market Value Today of $525,000,000 as of July 1, 2022, based on the hypothetical condition that the ground lease encumbering the 330 West 34th Street Leased Fee Property has been collapsed and the leasehold improvements are no longer encumbered by the existing ground lease. In determining such hypothetical value, the appraisal noted that it had received limited documentation about the operation of the improvements. Additionally, the appraisal concluded to a land value of $225,000,000 ($4,848 per land SF).

Value Conclusions (Leased Fee Collateral)

Appraisal Approach	Interest Appraised	Appraised Value
Market Value “As Is” (1)	Leased Fee	$259,000,000
Land Value(1)	Fee Simple	$225,000,000

(1)	Value as of July 1, 2022.

Value Conclusions (Non-Collateral Improvements)

Appraisal Approach	Appraised Value	Capitalization Rate
Direct Capitalization Approach	$515,000,000	5.00%
Discounted Cash Flow Approach	$525,000,000	5.00%(1)

(1)	Represents the terminal capitalization rate.
■	Environmental Matters. According to the Phase I environmental report dated July 7, 2022, there are no recognized environmental conditions or recommendations for further action at the 330 West 34th Street Leased Fee Property.
■	Market Overview and Competition. The 330 West 34th Street Leased Fee Property is located in the Penn Station office submarket of New York City which contains 22.4 million SF of office space. The Penn Station submarket is located to the north of the Chelsea office market, to the west of the Murray Hill office market, to the east of the Far West Side office market, and to the south of the Times Square South office market. According to the appraisal, availability in the Penn Station office submarket has increased as of the first quarter of 2022 by 1.90% quarter-over-quarter from 18.8% to 20.7% and increased 6.20% year-over-year. Vacancy remained steady at 8.1% quarter-over-quarter. From year end 2021 to the end of the first quarter 2022, asking rents have decreased slightly from $80.88 PSF to $80.21 PSF, a decrease of $0.59 PSF quarter-over-quarter and increased by $14.50 PSF year-over-year.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
44

330 WEST 34TH STREET LEASED FEE

The following table presents certain information relating to comparable land sales for the 330 West 34th Street Leased Fee Property:

Comparable Land Sales(1)

Property Name	Sale Date	Neighborhood, City	Price	Lot Size (SF)	Price per Zoning Floor Area	Adjusted Price PSF of Land(3)
330 West 34th Street	N/A	Penn Station, NY	$225,000,000(2)	46,412	$484.79	NAP
2 Hudson Square	Jul-22	Hudson Square, NY	$209,296,785	32,960	$635.00	$475.06
570 Washington Street	Jul-22	Hudson Square, NY	$350,000,000	55,000	$583.33	$443.33
707 Eleventh Avenue	Feb-22	Westside, NY	$98,900,000	27,615	$716.28	$578.39
70 Hudson Yard	Oct-21	Hudson Yards, NY	$355,707,950	39,529	$627.90	$477.20
125 West 57th Street	Jun-21	Plaza District, NY	$139,781,525	16,066	$713.15	$609.75
320 West 31st Street	Oct-20	Midtown, NY	$129,000,000	25,922	$552.94	$499.03
146-166 West 48th Street	Dec-19	Midtown, NY	$138,770,546	5,021	$502.79	$477.65

(1)	Source: Appraisal. The comparables represent sales of unimproved land.
(2)	Represents the appraised land value as per the appraisal.
(3)	Represents the price per zoning floor area adjusted to a comparable price per square foot with transaction, physical, and locational adjustments.
■	The Borrower. The borrower is 330 West 34th Owner LLC, a Delaware limited liability company, which is approximately 35% indirectly owned by the Haymes family, approximately 35% owned by an affiliate of Vornado and approximately 30% owned by Rex 34th Associates II, a New York general partnership. Rex 34th Associates II is owned by various individuals that generally comprise members of the families of the late Walter Goldstein (whose family previously operated a concrete company in New York City), and of his partners Michael Feldman, Richard Jereski and Robert Jereski. The borrower is indirectly controlled by a company that is controlled by three directors – one appointed by each of the borrower sponsors, Rex 34th Associates II and Vornado. The borrower has two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 330 West 34th Street Leased Fee Whole Loan.

The borrower sponsors are Stephen D. Haymes, Evan A. Haymes, The Stephen D. Haymes Revocable Trust Dated October 8, 2014, As Amended and Restated April 26, 2019 and/or Rex 34th Associates II. The non-recourse carveout guarantors are Stephen D. Haymes, and The Stephen D. Haymes Revocable Trust Dated October 8, 2014, As Amended and Restated April 26, 2019. Stephen D. Haymes is an executive member of Haymes Investment Company, a family-owned and operated real estate office. Headquartered in New York, Haymes Investment Company owns and operates a diverse real estate portfolio, including office and residential buildings.

■	Escrows and Reserves. At origination, a ground lease litigation reserve (the “Ground Lease Reserve”) was deposited with the lender in the amount of $9,800,000, representing the difference in the ground rent that would apply if the Ground Tenant’s determination of market value, rather than the borrower’s determination, was in effect from the commencement of the current ground lease term on January 1, 2021 through the origination date. See “—Ground Lease Litigation” above. In addition, the borrower is required to deposit into the Ground Lease Reserve, on each monthly payment date, an amount equal to the lesser of (x) $466,666.67 ($5,600,000.04 annually; i.e. the annual excess of the $15,750,000 ground rent based on the borrower’s determination of market value over the $10,150,000 ground rent based on the Ground Tenant’s determination) and (y) the amount by which (i) the amount of ground rents received during the preceding month exceeds (ii) $845,833.33 (i.e. exceeds $10,150,000 annually). Upon the final resolution (after the expiration of all appellate rights) of the ground rent dispute, or such dispute is otherwise terminated to the lender’s reasonable satisfaction, the amount in the Ground Lease Reserve is required to be (i) if it is determined that a Rental Overage Payment Amount (as defined below) exists, released to the Ground Tenant to pay such amount and (ii) any excess, or the entire Ground Lease Reserve, if no Rental Overage Payment Amount exists, is required to be released to the borrower.

“Rental Overage Payment Amount” means, the final amount (if any, inclusive of all interest, fees and other charges that may become due) that either (x) a court of competent jurisdiction (after the expiration of all appellate rights) has determined is due to the Ground Tenant stemming from the rental dispute, or (y) the amount that Ground Tenant and borrower agree is due to Ground Tenant as a result of a binding written settlement of the rental dispute entered into in accordance with the loan documents (which require the lender’s reasonable consent unless the settlement is in a minimum specified amount). In the event that the lender takes title to the 330 West 34th Street

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
45

330 WEST 34TH STREET LEASED FEE

Leased Fee Property, any amount then in the Ground Lease Reserve is required to be held in escrow by a title company pursuant to an escrow agreement containing release provisions as set forth above, and accordingly may not be applied to repay the 330 West 34th Street Leased Fee Whole Loan.

The borrower’s obligations to deposit tax reserves, insurance reserves, and replacement reserves will be waived for so long as, and to the extent that, among other conditions set forth in the loan agreement, no Trigger Period (as defined below) has occurred and is continuing and the current ground lease or an Approved Triple Net Lease (as defined below) is in full force and effect and has not expired or terminated. To the extent that the requirements for such waivers are not met, the borrower is required to make deposits into (i) a monthly tax reserve in an amount that the lender reasonably determines will be needed in order to accumulate sufficient funds to pay all real estate taxes, (ii) an insurance reserve in an amount that the lender reasonably determines will be needed in order to accumulate sufficient funds to pay all insurance premiums for the purchase and/or renewal of the coverage afforded by the policies, and (iii) a replacement reserve in an amount that the lender reasonably determines will be needed in order to accumulate sufficient funds to pay all approved capital expenditures. In addition, the borrower is not obligated to deposit funds into a TI/LC reserve so long as an Approved Triple Net Lease (as defined below) is in effect, but if such condition is not satisfied, the borrower will be required to deposit into a TI/LC reserve an amount that the lender reasonably determines will be needed in order to accumulate sufficient funds to pay for all anticipated tenant improvements and leasing commissions that may be incurred with respect to the leases at the 330 West 34th Street Leased Fee Property.

■	Lockbox and Cash Management. The 330 West 34th Street Leased Fee Whole Loan is structured with a hard lockbox and in-place cash management. The borrower was required within two business days after loan origination to send a tenant direction letter instructing the Ground Tenant to deposit all rents and payments due under the ground lease into a lender controlled lockbox account. All funds in the lockbox account are required to be swept daily to a lender controlled cash management account and, provided no event of default is continuing, applied on each monthly payment date (i) to make deposits into the tax and insurance reserves, (ii) to pay debt service, (iii) to make deposits into the replacement reserve, (iv) to make deposits into the TI/LC reserve, (v) to deposit funds into the Ground Lease Reserve, (vi) to pay (I) the lesser of lender-approved budgeted operating expenses and actual operating expenses, minus (II) the amount by which budgeted operating expenses exceeded actual operating expenses in prior months, to the extent not previously deducted pursuant to this clause (II), (vii) to pay lender-approved extraordinary expenses, if any; and (viii) all remaining funds are required to be disbursed in the following order: (A) during a Lease Sweep Period (as defined below), into a lease sweep reserve, (B) if no Lease Sweep Period exists, to an excess cash flow reserve, to be held as additional collateral for the 330 West 34th Street Leased Fee Whole Loan during the continuance of such Trigger Period, and (C) if no Trigger Period exists, to the borrower.

A “Trigger Period” will commence upon the occurrence of (i) an event of default under the 330 West 34th Street Leased Fee Whole Loan or (ii) the commencement of a Lease Sweep Period; and will end, if, (A) with respect to a Trigger Period continuing pursuant to clause (i), the event of default commencing the Trigger Period has been cured and such cure has been accepted by the lender, or (B) with respect to a Trigger Period continuing pursuant to clause (ii), such Lease Sweep Period has ended as described below.

A “Lease Sweep Period” means a period (A) commencing upon the first to occur of: (i) the Ground Tenant being in (x) monetary and/or (y) material non- monetary breach or default under any term or provision of the Approved Triple Net Lease and such default (under clauses (x) and/or (y)) continues for ten business days; (ii) the Ground Tenant giving written notice of its intention to terminate the Approved Triple Net Lease pursuant to or in accordance with the terms of the Approved Triple Net Lease (as defined below); (iii) either borrower or the Approved Triple Net Tenant attempting to terminate or cancel the Approved Triple Net Lease through the institution of legal action without the consent of the lender; (iv) any termination or cancellation of the Approved Triple Net Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the Approved Triple Net Lease failing to otherwise be in full force and effect; (v) certain insolvency or bankruptcy events of an Approved Triple Net Tenant or its direct or indirect parent company or guarantor (an “Approved Triple Net Tenant Party Insolvency Proceeding”); or (vi) any reduction of rent due under the Approved Triple Net Lease (as a result of an abatement, offset or otherwise other than as a result of (x) the final resolution of the ground lease litigation reducing such rent, or (y) a reduction of such rent as a result of the termination or settlement of the ground lease litigation in compliance with the terms and provisions of the loan documents) caused by the actions of the borrower or failure

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
46

330 WEST 34TH STREET LEASED FEE

of the borrower to act as required by the Approved Triple Net Lease; and (B) expiring upon the first to occur, as applicable, of the following: (i) with respect to (A)(i) above, the Ground Tenant has cured all monetary and/or material non-monetary defaults under the Approved Triple Net Lease in a manner reasonably acceptable to the lender and no other monetary and/or material non-monetary defaults occur thereunder (beyond the aforesaid grace period) for a period of two consecutive months; (ii) with respect to (A)(ii) or (A)(iii) above, the Ground Tenant has revoked or rescinded any termination or cancellation notice with respect to the Approved Triple Net Lease and has reaffirmed the Approved Triple Net Lease without modification as being in full force and effect; (iii) with respect to (A)(iv) above, to the extent the cancellation, termination or rejection occurs as a result of the bankruptcy or similar insolvency proceeding of the Ground Tenant or (A)(v) above, in connection with any Approved Triple Net Tenant Party Insolvency Proceeding, (a) the applicable Approved Triple Net Tenant Party Insolvency Proceeding has terminated and the applicable Approved Triple Net Lease, and each guaranty of the Approved Triple Net Lease (if any), has been affirmed or assumed, without modification of such Approved Triple Net Lease or any guaranty thereof, by the tenant under the Approved Triple Net Lease and each guarantor (if any) of the Approved Triple Net Lease in a manner reasonably satisfactory to the lender pursuant to a final, non-appealable order of the bankruptcy court, and in connection therewith all defaults under the Approved Triple Net Lease are cured and the tenant under the Approved Triple Net Lease is in occupancy of its premises and paying full, unabated rent under the applicable Approved Triple Net Lease and (b) adequate assurance of future performance under the Approved Triple Net Lease and, if applicable, each guaranty of the Approved Triple Net Lease as reasonably determined by the lender is provided; (iv) with respect to (A)(vi) above, such reduction of rent has ceased and the Ground Tenant has reaffirmed the Approved Triple Net Lease as being in full force and effect (without any abatement of rent thereunder); and (v) with respect to (A)(i)(y), (A)(ii), (A)(iii), (A)(iv) or (A)(v) above, a Qualified Lease (as defined below) is entered into in accordance with the terms and provisions of the loan documents and such Qualified Lease is in full force and effect.

An “Approved Triple Net Lease” means (x) the ground lease with Ground Tenant in effect on the origination date or (y) any lease entered into after the origination date in accordance with the terms and provisions of the loan documents which (i) is approved in writing by the lender, (ii) replaces the ground lease in effect on the origination date, (iii) covers the entire 330 West 34th Street Leased Fee Property, (iv) is a triple net lease (i.e., leases pursuant to which the tenant agrees to pay all real estate taxes, building insurance, and maintenance expenses in addition to other customary costs and expenses associated with leasing space at the 330 West 34th Street Leased Fee Property), and (v) otherwise contains provisions substantially similar to the lease it is replacing; provided that, in no event will a lease with a non-recourse carveout guarantor or a person that is an affiliate of borrower or a non-recourse carveout guarantor be an Approved Triple Net Lease.

An “Approved Triple Net Tenant” means the tenant under any Approved Triple Net Lease.

A “Qualified Lease” means either: (A) the ground lease with Ground Tenant in effect on the origination date, as extended in accordance with (i) the express applicable renewal option set forth in such ground lease or (ii) a modification of such ground lease approved by the lender or a “New Lease” (as defined in such ground lease) is entered into and delivered in accordance with all of the terms and provisions of such ground lease, or (B) a replacement lease that is an Approved Triple Net Lease (i) with a term that extends at least 20 years beyond the end of the loan term; (ii) entered into in accordance with the loan agreement, and (iii) on market terms with respect to, among other things, base rent, additional rent and recoveries and tenant improvement allowances.

■	Property Management. There is no manager in place with respect to the 330 West 34th Street Leased Fee Property. If the ground lease is not in full force and effect, the borrower is required to enter into a management agreement with a qualified manager under the 330 West 34th Street Leased Fee Whole Loan documents.
■	Current Mezzanine or Secured Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Release of Collateral. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
47

330 WEST 34TH STREET LEASED FEE
■	Terrorism Insurance. The 330 West 34th Street Leased Fee Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage against loss or damage by terrorist acts in an amount equal to the full replacement cost of the 330 West 34th Street Leased Fee Property, plus 24 months of business interruption coverage and a 12 month extended period of indemnity. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the lender is required to accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. However, under the terms of the loan agreement, the borrower is not required to maintain the insurance required by the loan agreement if the Ground Tenant is maintaining insurance in accordance with its lease. The ground lease does not specifically require terrorism insurance. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
48

IPG PORTFOLIO

Danville, VA

Blythewood, SC

intertape polymer group
intertape polymer group

Carbondale, IL

Marysville, MI

Midland, NC

Menasha, WI

ipg
intertape polymer group

Tremonton, UT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
49

IPG PORTFOLIO

MAP © 2022 CARTIFACT
Minneapolis
Chicago
Detroit
Cleveland
New York
Boston
Washington, D.C.
St. Louis
Kansas City
Denver
Salt Lake City
Atlanta
Charlotte
Columbia
Dallas
Austin
Houston
Miami
Gulf of Mexico
Atlantic Ocean
Pacific Ocean
1
2
3
4
5
6
7
8

IPG Portfolio

	PROPERTY NAME	ADDRESS	CITY	STATE	ZIP CODE
1	Eagle Springs	1101 Eagle Springs Road	Danville	Virginia	24540
2	Danville	360 Ringgold Industrial Parkway	Danville	Virginia	24540
3	Blythewood	1091 Carolina Pines Drive	Blythewood	South Carolina	29016
4	Menasha	741-748 Fourth Street	Menasha	Wisconsin	54952
5	Tremonton	760 West 1000 North	Tremonton	Utah	84337
6	Carbondale	2200 North McRoy Drive	Carbondale	Illinois	62901
7	Marysville	317 Kendall Street	Marysville	Michigan	48040
8	Midland	13722 Bill Mcgee Road	Midland	North Carolina	28107

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
50

IPG PORTFOLIO
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	8	Loan Seller		CREFI
Location (City/State)(1)	Various	Cut-off Date Balance(2)		$60,000,000
Property Type	Industrial	Cut-off Date Balance per SF(2)		$57.49
Size (SF)	1,791,714	Percentage of Initial Pool Balance		7.2%
Total Occupancy as of 10/6/2022	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/6/2022	100.0%	Type of Security		Fee
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		6.33000%
Appraised Value	$196,800,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$14,015,432
Underwritten Expenses	$2,610,886	Escrows(3)
Underwritten Net Operating Income (NOI)	$11,404,546		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,826,623	Taxes	$0	Springing
Cut-off Date LTV Ratio	52.3%	Insurance	$0	Springing
Maturity Date LTV Ratio	52.3%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	1.73x / 1.64x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	11.1% / 10.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$		%
Whole Loan Amount	$103,000,000	57.3%	Purchase Price	$177,000,000	(4)	98.5%
Principal’s New Cash Contribution	73,350,575	40.8	Closing Costs	2,652,115		1.5
Other Sources(5)	3,301,540	1.8
Total Sources	$179,652,115	100.0%	Total Uses	$179,652,115		100.0%

(1)	See “Portfolio Summary” below.
(2)	The IPG Portfolio Loan (as defined below) is part of a whole loan evidenced by three pari passu notes with an aggregate outstanding principal balance of $103.0 million as of the Cut-off Date.
(3)	See “—Escrows” below.
(4)	The borrower sponsor acquired the IPG Portfolio Properties (as defined below) in an all-cash transaction for a combined purchase price of $177,000,000. The IPG Portfolio Properties were unencumbered at the time of origination of the IPG Portfolio Whole Loan.
(5)	Other Sources consists of (i) $3,035,550 for prepaid rent (ii) $100,000 for third party reports reimbursement from the seller of the IPG Portfolio Properties, (iii) $100,000 for reimbursement from the seller of the IPG Portfolio Properties for buyer legal expenses and (iv) approximately $65,990 for prorated rent.
■	The Mortgage Loan. The IPG Portfolio mortgage loan (the “IPG Portfolio Loan”) is part of a whole loan (the “IPG Portfolio Whole Loan”) consisting of three pari passu notes with an aggregate outstanding balance as of the Cut-off Date of $103,000,000 secured by a first mortgage encumbering the borrower’s fee interest in a portfolio of eight industrial properties totaling 1,791,714 SF across Virginia, Michigan, Illinois, Wisconsin, Utah, North Carolina and South Carolina (collectively, the “IPG Portfolio Properties”). The IPG Portfolio Whole Loan was originated on September 29, 2022 by Citi Real Estate Funding Inc. (“CREFI”). The IPG Portfolio Loan, which will be included in the Benchmark 2022-B37 securitization trust, is evidenced by the controlling note A-1, which has an outstanding principal balance as of the Cut-off Date of $60,000,000 and represents approximately 7.2% of the Initial Pool Balance. The non-controlling notes A-2 and A-3 have outstanding balances as of the Cut-off Date of $23,000,000 and $20,000,000 respectively. The proceeds of the IPG Portfolio Whole Loan were primarily used to acquire the IPG Portfolio Properties in a sale leaseback transaction with the sole tenant at each of the IPG Portfolio Properties, Intertape Polymer Group (“IPG”), and to pay origination costs.

The IPG Portfolio Whole Loan has an initial term of 120 months and a remaining term of 120 months as of the Cut-off Date. The IPG Portfolio Whole Loan has a 10-year interest only term and accrues interest at a rate of 6.33000% per annum. The scheduled maturity date of the IPG Portfolio Whole Loan is October 6, 2032.

The IPG Portfolio Whole Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The IPG Portfolio Whole Loan requires interest only payments for its entire term. The stated maturity date is the due date in October 2032. Voluntary prepayment of the IPG Portfolio Whole Loan in whole or in part is permitted on or after the due date occurring in April 2032 without the payment of any prepayment premium. In addition, the IPG Portfolio Whole Loan may be voluntary prepaid in whole or in part at any time beginning on the due date in November 2022 with the payment of a yield maintenance premium. Defeasance of the IPG Portfolio Whole Loan in whole or in part is permitted after the date that is earlier of (i) two years from the closing date of the securitization that includes the last note of the IPG Portfolio Whole Loan to be securitized and (ii) September 29, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The table below summarizes the promissory notes that comprise the IPG Portfolio Whole Loan. The relationship between the holders of the IPG Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$60,000,000	$60,000,000	Benchmark 2022-B37	Yes
A-2	23,000,000	23,000,000	CREFI(1)	No
A-3	20,000,000	20,000,000	CREFI(1)	No
Total	$103,000,000	$103,000,000

(1)	Expected to be contributed to one or more future securitization transactions.
■	The Mortgaged Properties. The IPG Portfolio Properties consist of eight single tenant industrial buildings totaling 1,791,714 SF located across seven states: Virginia, Michigan, Illinois, Wisconsin, Utah, North Carolina and South Carolina. Each of the IPG Portfolio Properties is 100.0% occupied by IPG, the sole tenant at the IPG Portfolio Properties with average rents of $6.78 PSF expiring on September 30, 2042.

IPG is a manufacturer of paper and film-based pressure-sensitive and water-activated tapes, stretch and shrink films, protective packaging, woven and non-woven products and packaging machinery for industrial and retail use. IPG also specializes in high performance tape products engineered for demanding aerospace, marine, automotive and industrial applications. Headquartered in Sarasota, Florida, IPG employs approximately 4,200 employees with operations in 34 locations, including 22 manufacturing facilities in North America, five in Asia and two in Europe. IPG was founded in 1981 and based in Sarasota, Florida and Montreal, Canada.

The following table presents certain information relating to the IPG Portfolio Properties:

Portfolio Summary

Property Name	City, State	Allocated Whole Loan Amount	Property Subtype	% of Allocated Whole Loan Amount	Total GLA	Year Built / Year Renovated	As-Is Appraised Value(1)	UW EGI(2)	% of UW EGI
Eagle Springs	Danville, VA	$21,066,376	Warehouse/Distribution	20.5%	317,670	1987 / 2017	$40,000,000	$2,568,301	18.3%
Danville	Danville, VA	20,989,251	Warehouse/Distribution	20.4	316,507	2004 / NAP	40,000,000	2,543,184	18.1
Blythewood	Blythewood, SC	19,662,098	Manufacturing	19.1	350,563	1999 / 2014	37,600,000	2,442,402	17.4
Menasha	Menasha, WI	9,603,128	Manufacturing	9.3	156,860	1920 / 2004	17,500,000	1,488,208	10.6
Tremonton	Tremonton, UT	8,440,132	Manufacturing	8.2	118,503	1997 / NAP	17,600,000	1,155,469	8.2
Carbondale	Carbondale, IL	8,213,458	Warehouse/Distribution	8.0	193,730	1995 / NAP	16,900,000	1,400,936	10.0
Marysville	Marysville, MI	7,621,886	Manufacturing	7.4	233,264	1943 / 1987	14,400,000	1,396,402	10.0
Midland	Midland, NC	7,403,671	Warehouse/Distribution	7.2	104,617	2016 / NAP	12,800,000	1,020,529	7.3
Total		$103,000,000		100.0%	1,791,714		$196,800,000	$14,015,432	100.0%

(1)	Source: Appraisals.
(2)	Based on the underwritten rent roll dated October 6, 2022.

The following table presents certain information relating to the sole tenant at the IPG Portfolio Properties:

Sole Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Intertape Polymer Group	NR/NR/NR	1,791,714	100.0%	$12,142,200	100.0%	$6.78	9/30/2042	2,10-year options
Largest Owned Tenant		1,791,714	100.0%	$12,142,200	100.0%	$6.78
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg.		1,791,714	100.0%	$12,142,200	100.0%	$6.78

(1)	Based on the underwritten rent roll dated October 6, 2022.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to the lease rollover schedule for the IPG Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0%	0.0%	0	0.0	$0.00	0
2023	0	0.0%	0.0%	0	0.0	$0.00	0
2024	0	0.0%	0.0%	0	0.0	$0.00	0
2025	0	0.0%	0.0%	0	0.0	$0.00	0
2026	0	0.0%	0.0%	0	0.0	$0.00	0
2027	0	0.0%	0.0%	0	0.0	$0.00	0
2028	0	0.0%	0.0%	0	0.0	$0.00	0
2029	0	0.0%	0.0%	0	0.0	$0.00	0
2030	0	0.0%	0.0%	0	0.0	$0.00	0
2031	0	0.0%	0.0%	0	0.0	$0.00	0
2032	0	0.0%	0.0%	0	0.0	$0.00	0
2033 & Thereafter	1,791,714	100.0%	100.0%	12,142,200	100.0	$6.78	8
Vacant	0	0.0%	100.0%	0	0.0	$0.00	0
Total	1,791,714	100.0%		$12,142,200	100.0%	$6.78	8

(1)	Based on the underwritten rent roll dated as of October 6, 2022.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

The following table presents certain information relating to historical occupancy for the IPG Portfolio Properties:

Historical Leased %(1)

2018	2019	2020	As of 10/6/2022(2)
NAV	NAV	NAV	100.0%

(1)	Historical occupancies are unavailable due to the acquisition of IPG Portfolio Properties at origination of the IPG Portfolio Whole Loan in a sale-leaseback transaction.
(2)	Based on the underwritten rent roll dated as of October 6, 2022.
■	Underwritten Net Cash Flow. The following table presents certain information relating to the operating performance and Underwritten Net Cash Flow at the IPG Portfolio Properties:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent	$12,142,200	$6.78
Contractual Rent Steps	0	0.00
Potential Income from Vacant Space	0	0.00
Reimbursements	2,610,886	1.46
Other Income	0	0.00
Vacancy & Credit Loss	(737,654)	(0.41)
Effective Gross Income	$14,015,432	$7.82

Real Estate Taxes	1,111,630	0.62
Insurance	179,641	0.10
Management Fee	420,463	0.23
Other Operating Expenses(3)	899,152	0.50
Total Operating Expenses	$ 2,610,886	$1.46

Net Operating Income	$11,404,546	$6.37
TI/LC	398,681	0.22
Capital Expenditures	179,242	0.10
Net Cash Flow	$10,826,623	$6.04

(1)	Based on the underwritten rent roll dated October 6, 2022.
(2)	Historical financial information is unavailable due to the acquisition of IPG Portfolio Properties at origination of the IPG Portfolio Whole Loan in a sale-leaseback transaction.
(3)	Other Operating Expenses include expenses such as repairs & maintenance, utilities and general & administrative.
■	Appraisal. According to the appraisal reports dated between August 12, 2022 and August 17, 2022, the IPG Portfolio Properties had an aggregate “as-is” appraised value of $196,800,000.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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■	Environmental Matters. According to Phase I environmental reports dated as of September 21, 2022, there are no recognized environmental conditions or recommendations for further action at the IPG Portfolio Properties other than (i) a recognized environmental condition due to prior industrial operations at the Marysville property and (ii) a recognized environmental condition due to prior industrial operations at the Menasha property that resulted in petroleum impacts to soil impacts. The Marysville property was previously used for various industrial purposes, including magnesium processing for the manufacture of shell casings during World War II and production of various adhesive tapes since the late 1950s. These former industrial operations involved the use of chemicals and petroleum products. With respect to the Menasha property, in 1995 and 1996 a limited soil and groundwater investigation was conducted in an area of stained gravel near the rail unloading area on the south side of the site. This investigation included the advancement of a total of sixteen soil borings and installation of one temporary monitoring well. No further investigation or remediation was conducted. In a letter dated February 17, 1997, the Wisconsin Department of Natural Resources granted case closure for the matter subject to no continuing obligations related to management of impacted soils remaining at the time of case closure. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.
■	Market Overview and Competition. The eight properties comprising the IPG Portfolio Properties are located across seven states and have the following state concentrations based on total square footage: Virginia – 35.4%, South Carolina – 19.6%, Michigan – 13.0%, Illinois – 10.8%, Wisconsin – 8.8%, Utah – 6.6% and North Carolina – 5.8%.
Market Analysis(1)

Property Name	City, State	Market	Submarket	Submarket Inventory	Submarket Vacancy	Submarket Rent PSF	UW Base Rent PSF(2)
Eagle Springs	Danville, VA	Greensboro NC	Danville	9,598,004	1.5%	$1.90	$7.39
Danville	Danville, VA	Greensboro NC	Danville	9,598,004	1.5%	$1.90	$7.39
Blythewood	Blythewood, SC	Columbia	NE Columbia	8,156,794	8.5%	$4.37	$6.25
Menasha	Menasha, WI	Neenah	Menasha	3,796,944	1.4%	$3.54	$8.17
Tremonton	Tremonton, UT	Ogden-Clearfield MSA	Utah	NAV	NAV	NAV	$8.66
Carbondale	Carbondale, IL	50-Miles Radius	Carbondale-Marion MSA	2,840,545	12.9%	NAV	$5.24
Marysville	Marysville, MI	Detroit	St. Clair County	14,059,029	2.1%	$4.66	$4.78
Midland	Midland, NC	Charlotte	Cabarrus County	22,629,581	6.2%	$5.90	$7.89

(1)	Source: Appraisals.
(2)	Based on the underwritten rent roll dated as of October 6, 2022.
■	The Borrower. The borrower is AGNL SEAL, L.P., a Delaware limited partnership. The borrower is a special purpose bankruptcy-remote entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the IPG Portfolio Whole Loan.

The borrower sponsors and non-recourse carveout guarantors are AG Net Lease IV Corp., AG Net Lease IV (Q) Corp. and AG Net Lease Realty Fund IV Investments (H-1), L.P., severally (but not jointly), and each of which is a subsidiary of Angelo Gordon’s Net Lease Realty Fund IV. Angelo Gordon was founded in 1988 and is a privately held alternative investment firm, managing approximately $52 billion across a broad range of credit and real estate strategies. For over 30 years, Angelo Gordon has been investing on behalf of pension funds, corporations, endowments, foundations, sovereign wealth funds and individuals. Over its entire history, Angelo Gordon’s investment approach has consistently relied on disciplined portfolio construction backed by rigorous research and a strong focus on capital preservation. Angelo Gordon’s Net Lease business provides real estate sale-leaseback financing to less-than-investment grade owner-occupiers of corporate real estate.

■	Escrows. At origination of the IPG Portfolio Whole Loan, the borrower was not required to deposit any upfront reserves.

Tax Reserve – On each monthly payment date during a Tax Trigger Period (as defined below), the borrower will be required to deposit into a real estate tax reserve 1/12 of the real estate taxes that the lender estimates will be payable during the next 12 months. A “Tax Trigger Period” means each monthly payment date during any period when (i) a Trigger Period (as defined below) is then continuing and (ii) neither the borrower nor the Specified Tenant

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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(as defined below) has (A) timely paid the taxes directly to the appropriate taxing authority and (B) provided evidence of such payment to the lender.

Insurance Reserve – On each monthly payment date during an Insurance Trigger Period (defined below), the borrower will be required to deposit into an insurance reserve 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of coverage. An “Insurance Trigger Period” means any period when (i) a Trigger Period is then continuing and (ii) neither the borrower nor the Specified Tenant has (A) timely paid the insurance premiums due on the insurance policies required under the IPG Portfolio Whole Loan documents to the issuer of such insurance policies and (B) provided evidence of such payment to the lender.

Replacement Reserve – On each monthly payment date during a Replacement Reserve Trigger Period (defined below), the borrower will be required to deposit approximately $14,958 into a replacement reserve account. A “Replacement Reserve Trigger Period” means each monthly payment date during any period when: (i) a Trigger Period is then continuing and (ii) neither the borrower nor the Specified Tenant has diligently made the replacements and/or alterations to any individual IPG Portfolio Property required pursuant to the IPG Portfolio Whole Loan documents.

■	Lockbox and Cash Management. The IPG Portfolio Whole Loan is structured with a hard lockbox and springing cash management. At origination of the IPG Portfolio Whole Loan, the borrower was required to deliver a tenant direction letter to the existing tenant at the IPG Portfolio Properties, directing it to remit its rent checks directly to the lender-controlled lockbox. The borrower is required to cause revenue received by the borrower or the property manager from the IPG Portfolio Properties to be immediately deposited into such lockbox. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the IPG Portfolio Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the IPG Portfolio Whole Loan documents are required to be held by the lender in an excess cash flow reserve account and as additional collateral for the IPG Portfolio Whole Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the IPG Portfolio Properties Whole Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) an event of default, (ii) a DSCR Event (as defined below) or (iii) a Specified Tenant Trigger Period (as defined below); and (B) expiring upon (x) with regard to any Trigger Period commenced in connection with clause (A)(i) above, the cure (if applicable) of such event of default, (y) with regard to any Trigger Period commenced in connection with clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters and (z) with regard to any Trigger Period commenced in connection with clause (A)(iii) above, the satisfaction of the Specified Tenant Cure Conditions (as defined below). Notwithstanding the foregoing, a Trigger Period will not be deemed to expire in the event that a Trigger Period then exists for any other reason.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) an event of default by the Specified Tenant under the Specified Tenant lease arising directly as result of the Specified Tenant’s failure to be in actual, physical possession (and not merely constructive possession) of, or abandoning, the Specified Tenant space (or applicable portion thereof), (ii) any termination or cancellation of the Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) or (iii) any bankruptcy or similar insolvency of the Specified Tenant; and (B) expiring upon the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence includes, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance acceptable to the lender) of the satisfaction of the applicable Specified Tenant Cure Conditions.

The “Specified Tenant Cure Conditions” mean (A) with respect to clause (A)(i) of the definition of Specified Tenant Trigger Period, the lender’s receipt of satisfactory evidence that the event of default by the applicable Specified Tenant under the Specified Tenant lease arising directly as a result of the Specified Tenant’s failure to be in actual,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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physical possession of, or abandoning the Specified Tenant space (or applicable portion thereof) has been cured, (B) with respect to clause (A)(ii) of the definition of Specified Tenant Trigger Period, the Specified Tenant space has been re-leased pursuant to one or more replacement leases approved by the lender in accordance with the IPG Portfolio Whole Loan documents and the tenant(s) thereunder are in actual physical occupancy of the property and paying full unabated rent, and (C) with respect to clause (A)(iii) of the definition of Specified Tenant Trigger Period, (i) the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to a final, non-appealable order of a court of competent jurisdiction, (ii) if the Specified Tenant lease is assumed or assigned to a new entity in connection with such proceedings, the bankruptcy court has issued a final order approving the Specified Tenant’s reorganization plan or (iii) if the Specified Tenant lease is rejected or otherwise terminated due to any bankruptcy or insolvency proceedings, the IPG Portfolio Property has been re-leased pursuant to one or more replacement leases approved by the lender in accordance with the IPG Portfolio Whole Loan Documents and the tenants thereunder are in actual physical occupancy of the applicable IPG Portfolio Property and paying full unabated rent.

A “Specified Tenant” means, as applicable, (a) Intertape Polymer Corp., a Delaware corporation, together with its successors and permitted assigns, and any parent or affiliate thereof providing credit support or a guaranty under the Specified Tenant lease (collectively, IPG) or (b) any replacement tenant of IPG approved in accordance with the IPG Portfolio Whole Loan Documents.

A “DSCR Event” means that the debt service coverage ratio is less than 1.20x for two consecutive calendar quarters.

■	Property Management. The IPG Portfolio Properties are self-managed.
■	Current Mezzanine or Secured Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Provided that no event of default is continuing under the IPG Portfolio Whole Loan documents, at any time after the earlier to occur of (i) the date that is two years after the closing date of the securitization that includes the last note of the IPG Portfolio Whole Loan to be securitized and (ii) September 29, 2025, an indirect or direct parent entity of the borrower is permitted to obtain a mezzanine loan secured by the direct or indirect equity interests in the borrower, provided that certain conditions are satisfied, including but not limited to: (i) the principal amount of the mezzanine loan may not be greater than the amount which will yield (x) an aggregate loan-to-value ratio for the IPG Portfolio Whole Loan that does not exceed 56.5%, (y) an aggregate DSCR for the IPG Portfolio Whole Loan that is not less than 1.66x and (z) and an aggregate debt yield for the IPG Portfolio Whole Loan that is not less than 10.51%, (ii) the mezzanine lender enters into an intercreditor agreement reasonably acceptable to the lender and the mezzanine lender, (iii) if required by the lender, the borrower delivers a rating agency confirmation with respect to the mezzanine loan, and (iv) the maturity of the mezzanine loan is co-terminous with, or longer than, the maturity of the IPG Portfolio Whole Loan.

■	Release of Collateral. The borrower is permitted to a release of one or more of the Menasha mortgaged property, the Tremonton mortgaged property, the Carbondale mortgaged property, the Midland mortgaged property or the Marysville mortgaged property from the lien of the IPG Portfolio Whole Loan documents subject to satisfaction of the applicable conditions set forth therein, including, without limitation, that: (i) no event of default has occurred and is continuing under the IPG Portfolio Whole Loan documents, (ii) the defeasance collateral or partial prepayment, as applicable, is in an amount equal to 110% of the allocated loan amount for the individual IPG Portfolio Property to be released, (iii) the borrower has delivered a REMIC opinion, (iv) if requested by the lender, the borrower delivers a rating agency confirmation, (v) the debt service coverage ratio for the IPG Portfolio Whole Loan after any such release is no less than the greater of (x) the debt service coverage ratio immediately prior to such release and (y) 1.66x; (v) the debt yield for the IPG Portfolio Whole Loan after any such release is no less than the greater of (x) the debt yield immediately prior to such release and (y) 10.51%, and (vi) the loan-to-value ratio for the IPG Portfolio Whole Loan after any such release is no greater than the less of (x) the loan-to-value ratio immediately prior to such release and (y) 56.5%.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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■	Terrorism Insurance. The IPG Portfolio Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the IPG Portfolio Properties plus business interruption coverage in an amount equal to 100% of the projected gross income for the IPG Portfolio Properties until the completion of restoration with a six-month extended period of indemnity. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at the then-current insurance premium payable in respect of the property and business interruption/rental loss insurance required under the IPG Portfolio Whole Loan documents. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $100,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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HYATT REGENCY JACKSONVILLE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Hyatt Regency Jacksonville
225 East Coastline Drive
Jacksonville, FL 32202
Atlantic Ocean
Bryceville
Atlantic Beach
Jacksonville Beach
Jacksonville
Orange Park
Sawgrass
Middleburg
Fruit Cove
Nocatee
Green Cove Springs
St Augustine
Reddie Point Preserve
Blue Cypress Golf Course
Jacksonville University
UF Health Jacksonville
Florida State College at Jacksonville
DOWNTOWN
VyStar Veterans Memorial Arena
TIAA Bank Field
Jacksonville Arboretum & Gardens
Regency Square Mall
Baptist Medical Center
Riverside Heart Pavilion
Jacksonville
Florida State College at Jacksonville
Hyde Park Elementary
HCA Florida Memorial Hospital
Beach & Peach Urban Park
Lake Shore Park
Columbus Park
Earl Johnson Memorial Park
Victoria Park
Drew Park
Deerwood Lake Commons
St Johns River
Roger Main Building, St. Vincent's Southside
Timuquana Country Club
Dog Wood Park
Tillie K Fowler Regional Park
NAS JACKSONVILLE AMC PASSENGER TERMINAL
L C Ringhaver Park
Deerwood Village
Baymeadows Village
Naval Air Station Jacksonville Golf Course

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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HYATT REGENCY JACKSONVILLE
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Jacksonville, Florida	Cut-off Date Principal Balance(4)		$50,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(3)		$78,864.35
Size (Rooms)	951	Percentage of Initial Pool Balance		6.0%
Total TTM Occupancy as of 6/30/2022	52.5%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 6/30/2022	52.5%	Type of Security		Fee
Year Built / Latest Renovation(1)	2001 / 2021	Mortgage Rate		6.86813%
Appraised Value	$164,000,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24

Underwritten Revenues	$54,315,058
Underwritten Expenses	$39,033,557	Escrows(5)
Underwritten Net Operating Income (NOI)	$15,281,501		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,108,899	Taxes	$1,381,312	$115,109
Cut-off Date LTV Ratio(2)(3)	45.7%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)(3)	44.3%	Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)(3)	2.59x / 2.22x	Deferred Maintenance	$24,640	$0
Debt Yield Based on Underwritten NOI / NCF(2)(3)	20.4% / 17.5%	Other(6)	$670,000	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$75,000,000	79.3%	Loan Payoff	$90,629,128	95.9%
Senior Mezzanine Loan(3)	10,000,000	10.6	Upfront Reserves	2,075,952	2.2
Junior Mezzanine Loan(3)	7,000,000	7.4	Closing Costs	1,844,644	2.0
Borrower Sponsor Equity	2,549,724	2.7

Total Sources	$94,549,724	100.0%	Total Uses	$94,549,724	100.0%

(1)	The Hyatt Regency Jacksonville Property (as defined below) was renovated in 2005, 2015, 2018 and 2021. See “—The Mortgaged Property” below.
(2)	Calculated based on the aggregate outstanding principal balance of the Hyatt Regency Jacksonville Whole Loan (as defined below). See “—The Mortgage Loan” below.
(3)	Financial Information in the chart above reflects the Hyatt Regency Jacksonville Whole Loan. Additionally, concurrently with the origination of the Hyatt Regency Jacksonville Whole Loan, mezzanine loans were originated with an aggregate outstanding principal balance as of the Cut-off Date of $17,000,000 consisting of (a) one senior mezzanine promissory note with an outstanding principal balance as of the Cut-off Date of $10,000,000 and (b) one junior mezzanine promissory note with an outstanding principal balance as of the Cut-off Date of $7,000,000. The Hyatt Regency Jacksonville Whole Loan together with the junior mezzanine loan and senior mezzanine loan constitute the total debt (the “Hyatt Regency Jacksonville Total Debt”). The Cut-off Date Principal Balance per Room, Maturity Date Balance per Room, Debt Yield Based on Underwritten NOI / NCF, DSCR Based on Underwritten NOI / NCF, Cut-off Date LTV Ratio and Maturity Date LTV Ratio based upon the Hyatt Regency Jacksonville Total Debt are $96,740.27, $94,342.56, 16.6%, 14.2%, 2.07x, 1.77x, 56.1% and 54.7%, respectively.
(4)	The Cut-off Date Principal Balance reflects the controlling note A-1 of the Hyatt Regency Jacksonville Whole Loan which is part of a loan combination evidenced by three pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $75,000,000.
(5)	See “—Escrows” below.
(6)	Other Upfront reserves consist of an upfront seasonality reserve and monthly seasonality and PIP reserve. See “—Escrows” below.
■	The Mortgage Loan. The Hyatt Regency Jacksonville mortgage loan (the “Hyatt Regency Jacksonville Loan”) is part of a whole loan (the “Hyatt Regency Jacksonville Whole Loan”) consisting of three pari passu notes with an aggregate outstanding balance as of the Cut-off Date of $75,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 951-room full-service hospitality property located in Jacksonville, Florida (the “Hyatt Regency Jacksonville Property”). The Hyatt Regency Jacksonville Loan, which will be included in the Benchmark 2022-B37 transaction, is evidenced by the controlling note A-1 with an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 6.0% of the Initial Pool Balance. The non-controlling note A-2 has an original balance and outstanding balance as of the Cut-off Date of $15,000,000 and the non-controlling note A-3 has an original balance and outstanding balance as of the Cut-off Date of $10,000,000. The “Hyatt Regency Jacksonville Total Debt” consists of the Hyatt Regency Jacksonville Whole Loan and two mezzanine loans with an aggregate Cut-off Date balance of $17,000,000. For additional information, see “Current Mezzanine or Secured Subordinate Indebtedness” below.

The Hyatt Regency Jacksonville Whole Loan was originated by Citi Real Estate Funding Inc. on September 9, 2022. The Hyatt Regency Jacksonville Whole Loan has a 5-year term, is interest-only for the first two years, and amortizes on a 30 year term thereafter and accrues interest at a rate of 6.86813% per annum. The Hyatt Regency Jacksonville Whole Loan proceeds were used to refinance existing debt on the Hyatt Regency Jacksonville Property, pay origination costs and fund upfront reserves.

The Hyatt Regency Jacksonville Whole Loan had an initial term of 60 months and has a remaining term of 60 months as of the Cut-off Date. The scheduled maturity date of the Hyatt Regency Jacksonville Whole Loan is October 6, 2027. Voluntary prepayment of the Hyatt Regency Jacksonville Loan is permitted on or after July 6, 2027 without payment of any prepayment premium. Defeasance of the Hyatt Regency Jacksonville Whole Loan is

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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permitted at any time after the earlier to occur of (i) September 9, 2026, and (ii) the second anniversary of the closing date of the last note of the Hyatt Regency Jacksonville Whole Loan to be securitized.

The table below summarizes the promissory notes that comprise the Hyatt Regency Jacksonville Whole Loan. The relationship between the holders of the Hyatt Regency Jacksonville Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2022-B37	Yes
A-2	15,000,000	15,000,000	CREFI(1)	No
A-3	10,000,000	10,000,000	CREFI(1)	No
Total Whole Loan	$75,000,000	$75,000,000

(1)	The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.
■	The Mortgaged Property. The Hyatt Regency Jacksonville Property is a 951 room, full-service hotel located in downtown Jacksonville, Florida and was built in 2001 and most recently renovated in 2021. The 951 guestrooms are comprised of 705 double queen rooms and 246 king rooms (inclusive of 14 executive suites, four St. Johns suites and two presidential suites). The Hyatt Regency Jacksonville Property includes approximately 63,133 SF of indoor meeting space and more than 54,000 SF of outdoor terraces, pre-function space, and foyer space. The meeting and events space consists of a 27,984 SF grand ballroom that can host up to 3,200 guests for special events and meetings. The meeting and events space includes 30 meeting rooms, inclusive of a 15,460 SF conference room and over 20,000 SF of deck space overlooking the St. Johns River. The amenities at the Hyatt Regency Jacksonville Property include a rooftop pool, fitness center, 24-hour room service, concierge service, laundry service and valet and self-parking at a three-level 716-space parking garage on the Hyatt Regency Jacksonville Property’s premises. Additionally, the Hyatt Regency Jacksonville Property offers four food & beverage outlets, which include upscale dining, casual dining, a bar and lounge and a 24-hour market. The onsite food & beverage outlets include Morton’s The Steakhouse, SHOR Seafood Grill, Tavern Lounge and the Market.

Since its construction, approximately $52.8 million has been invested into the Hyatt Regency Jacksonville Property. Approximately $20 million was invested in 2005 to complete upgrades and secure the Hyatt brand. In 2015, ownership invested an additional $20 million to replace the furniture, fixtures, and equipment in guestrooms. The entire first floor, including the lobby and food and beverage outlets, were renovated in 2018 for a total cost of $9 million. All of the meeting rooms and pre-function spaces were renovated in 2021 for a total cost of approximately $3.8 million.

The following table presents certain information relating to the 2022 demand analysis with respect to the Hyatt Regency Jacksonville Property based on market segmentation, as provided in the appraisal for the Hyatt Regency Jacksonville Property:

2022 Accommodated Room Night Demand(1)

Property	Transient	Group	Contract
Hyatt Regency Jacksonville	49.7%	45.5%	4.8%

(1)	Source: June 2022 third party market research report.

The following table presents certain information relating to the current occupancy, ADR and RevPAR at the Hyatt Regency Jacksonville Property and its competitors:

Penetration Rates(1)

	Competitive Set(2)			Hyatt Regency Jacksonville			Penetration Factor
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
TTM June 2022	58.4%	$134.69	$78.64	52.5%	$148.12	$77.78	89.9%	110.0%	98.9%

(1)	Source: June 2022 third party market research report.
(2)	Competitive Set includes Southbank Hotel Jacksonville Riverwalk, Marriott Jacksonville Downtown, Marriott Jacksonville and DoubleTree by Hilton Hotel Jacksonville Riverfront.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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HYATT REGENCY JACKSONVILLE

The following table presents certain information relating to historical and underwritten occupancy, ADR and RevPAR at the Hyatt Regency Jacksonville Property:

Historical, Current and Underwritten Occupancy, ADR, RevPAR(1)

	2019	TTM 2/28/2020	2021	TTM 6/30/2022	Underwritten(2)
Occupancy	69.9%	70.7%	64.5%	52.5%	66.1%
ADR	$132.47	$134.39	$102.01	$148.12	$142.18
RevPAR	$92.66	$94.97	$65.79	$77.78	$94.04

(1)	Historical occupancies are the annual average physical occupancy of each respective year.
(2)	Underwritten figures represent the T12 period of July 1, 2019 through February 28, 2020 and March 1, 2022 through June 30, 2022.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hyatt Regency Jacksonville Property:

Cash Flow Analysis

	2019	TTM 2/28/2020(1)	2021	TTM 6/30/2022	Underwritten(2)	Underwritten $ per Room
Rooms Revenue	$32,163,105	$33,055,052	$22,837,336	$26,997,746	$32,641,540	$34,323
Food & Beverage Revenue	18,192,252	18,944,909	11,095,079	13,436,130	18,766,791	19,734
Other Revenue(3)	2,473,317	2,526,235	1,106,219	3,370,691	2,906,727	3,056
Total Revenue	$52,828,674	$54,526,196	$35,038,634	$43,804,567	$54,315,058	$57,114

Rooms Expense	$9,583,700	$9,564,811	$4,924,194	$6,920,500	$8,968,757	$9,431
Food & Beverage Expense	12,461,910	12,680,171	7,413,465	8,908,872	12,174,080	12,801
Total Departmental Expense	$22,045,610	$22,244,982	$12,337,659	$15,829,372	$21,142,837	$22,232
Total Undistributed Expense(4)	14,833,549	15,165,390	10,112,187	12,440,851	15,482,991	16,281
Total Fixed Expense	2,494,300	2,542,183	2,241,852	2,086,263	2,407,730	2,532
Total Operating Expenses	$39,373,459	$39,952,555	$24,691,698	$30,356,486	$39,033,557	$41,045

Net Operating Income(5)	$13,455,215	$14,573,641	$10,346,936	$13,448,081	$15,281,501	$16,069
FF&E(6)	2,113,147	2,181,048	1,401,545	1,752,183	2,172,602	2,285
Net Cash Flow	$11,342,068	$12,392,593	$8,945,391	$11,695,898	$13,108,899	$13,784

(1)	TTM 2/28/2020 information reflects the twelve-month period ending February 28, 2020 before the onset of the COVID-19 pandemic.
(2)	The underwritten figures represent the T12 period of July 1, 2019 through February 28, 2020 and March 1, 2022 through June 30, 2022. COVID-19 Pandemic restrictions were generally lifted across the country beginning March 2022, and the Hyatt Regency Jacksonville Property has since experienced a return to pre-COVID performance.
(3)	Other Revenue includes space rental, vending machines, laundry, cancellation fees, and miscellaneous income.
(4)	Management Fee is underwritten at 3.0% of total revenue plus an incentive management fee of 0.8% based on the underwritten gross income per the management agreement.
(5)	The increase in Underwritten Net Operating Income from TTM 6/30/2022 is primarily attributable to underwriting to pre-COVID-19 pandemic occupancy observed between July 2019 and February 2020. The Hyatt Regency Jacksonville Property’s 2022 performance reflects recovery from the COVID-19 pandemic as stay-at-home orders were lifted and travel began to rebound. We cannot assure you that the Hyatt Regency Jacksonville Property will revert to pre-COVID-19 performance.
(6)	FF&E contributions are approximately 4% of total revenue.
■	Appraisal. According to the appraisal, the Hyatt Regency Jacksonville Property had an “as-is” appraised value of $164,000,000 as of August 8, 2022.
■	Environmental Matters. According to a Phase I environmental report dated August 12, 2022, there are no recognized environmental conditions or recommendations for further action at the Hyatt Regency Jacksonville Property.
■	Market Overview and Competition. The 951-room Hyatt Regency Jacksonville Property is located in the Central Business District of Jacksonville, Florida on the north side of Coastline Drive. Specifically, the Hyatt Regency Jacksonville Property is situated within the Downtown Core District. The Hyatt Regency Jacksonville Property is separated by Newman Street facing the north bank of the St. Johns River in downtown Jacksonville. Primary access to the Hyatt Regency Jacksonville Property is by Main Street, Ocean Street and Newman Street. Major throughfares include East Coast Line Drive and Independent Drive and regional access to the Hyatt Regency Jacksonville Property is provided by Interstate 95 and Interstate 10 interchange. The Hyatt Regency Jacksonville is approximately 12 miles south of the Jacksonville International Airport.

Located primarily in Duval County, the Jacksonville, Florida hospitality market consists of approximately 21,160 hotel rooms. Tourism is a primary driver of the local Jacksonville economy and the Hyatt Regency Jacksonville

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Property is within 1.2 miles of TIAA Bank Field, Prime F. Osborn III Convention Center, Southbank Riverwalk, Jacksonville Fairgrounds, VyStar Memorial Arena and the Museum of Contemporary Art. Additionally, Jacksonville, Florida includes 22-miles of beaches, 40-miles of the Intracoastal Waterway, and 50 public boat ramps. Jacksonville’s main beaches are the Atlantic Beach, Jacksonville Beach and Neptune Beach. Tourism in Jacksonville generates $3.2 billion annually, which is driven by a variety of water activities due to the proximity to beaches and access to restaurants, nightlife, and shopping.

The following table presents certain information relating to the primary competition for the Hyatt Regency Jacksonville Property:

Competitive Set

Property(1)	Number of Rooms	Year Built	2021 Occupancy	2021 ADR	2021 RevPAR
Hyatt Regency Jacksonville	951	2001	64.5%	$102.01	$65.79

Competitive Set(2)
Southbank Hotel Jacksonville Riverwalk	322	1980	40% - 45%	$90.00 - $95.00	$35.00 - $40.00
Marriott Jacksonville Downtown	354	1987	60% - 65%	$135.00 - $140.00	$85.00 - $90.00
Marriott Jacksonville	255	1986	60% - 65%	$130.00 - $135.00	$80.00 - $85.00
DoubleTree by Hilton Hotel Jacksonville Riverfront	293	1997	65% - 70%	$135.00 - $140.00	$90.00 - $95.00
Total Avg. Competitive Set			58.0%	$128.00	$74.00

(1)	Hyatt Regency Jacksonville figures reflect the one-year period ending December 31, 2021.
(2)	Source: Appraisal.
■	The Borrower. The borrower is MCSW JAC Hospitality LLC, a Delaware limited liability company. The borrower is a single purpose bankruptcy-remote entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hyatt Regency Jacksonville Whole Loan.

The borrower sponsor and non-recourse carveout guarantor is Westplace Modesto Investors, LLC. Westplace Modesto Investors, LLC is wholly owned by WHI Investments III, LLC which is wholly owned by Westmont Investments, LLC (“Westmont Hospitality Group”). Founded in 1975, Westmont Hospitality Group is a privately held hospitality organization that has had an ownership interest in and operated over 1,100 hotels. Currently, Westmont Hospitality Group has ownership interests in more than 500 hotels across North America, Europe, Asia and Africa.

■	Escrows. At origination of the Hyatt Regency Jacksonville Whole Loan, the borrower deposited (i) approximately $1,381,312 into an upfront real estate tax reserve, (ii) $670,000 into a seasonality reserve, and (iii) $24,640 into a deferred maintenance reserve.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the reasonably estimated annual real estate taxes (initially estimated to be approximately $115,109).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies; provided, however, such insurance reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the Hyatt Regency Jacksonville Whole Loan documents. At loan origination, an acceptable blanket policy was in place.

FF&E Reserve – The borrower is required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, the greater of (i) an amount equal to 1/12th of 4.0% of the greater of (1) the total gross revenues for the Hyatt Regency Jacksonville Property in the preceding calendar year or (2) the projected total gross revenues for the Hyatt Regency Jacksonville Property for the current calendar year according to the most recently submitted annual budget or (ii) the amount of the deposit (if any) then required by the franchisor or manager, as applicable, on account of FF&E under the franchise agreement or management agreement, as applicable; provided, however, such FF&E reserve has been conditionally waived so long as, among other conditions more fully set forth in the Hyatt Regency Jacksonville Whole Loan Documents (i) no event of default has occurred or is continuing under the Hyatt Regency Jacksonville Whole Loan Documents and (ii) the management agreement in place at the origination of the Hyatt Regency Jacksonville Whole Loan remains in full force and effect.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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PIP Reserve - The borrower is required to deposit into a PIP reserve, (A) in the case of any existing or renewal franchise agreement or management agreement, as applicable, prior to the effective date that any PIP is imposed thereunder and (B) in the case of any new franchise agreement or management agreement, as applicable, on or prior to the date such new franchise agreement or management agreement, as applicable, is executed and delivered, an amount equal to 125% of the costs of the related work that is the subject of such PIP, as estimated by the lender in its reasonable discretion (the “PIP Deposit”). The lender is required to make disbursements from the PIP reserve funds as requested by the borrower to reimburse or pay for the borrower’s actual, out-of-pocket expenses incurred in connection with the performance of the related PIP work.

Seasonality Reserve - The borrower is required to deposit into a seasonality reserve, on each monthly payment date occurring in February through October (inclusive) of each calendar year, to the extent sufficient funds are available, an amount equal to the quotient obtained on the monthly payment date occurring in February of each calendar year (the “Seasonality Reserve Calculation Date”) by dividing (A) the positive difference, if any, between (x) the greater of (1) the sum of the amount by which operating expenses, debt service, senior mezzanine debt service, junior mezzanine debt service and deposits into the tax account, insurance account and the FF&E reserve account exceed operating income and gross rents for the Hyatt Regency Jacksonville Property (the “Negative Monthly Amounts”) for the monthly payment dates occurring in November, December and January immediately preceding such Seasonality Reserve Calculation Date and (2) the sum of the Negative Monthly Amounts projected for the monthly payment dates occurring in the months of November, December and January immediately following such Seasonality Reserve Calculation Date, pursuant to the approved annual budget, and (y) the amount of seasonality reserve funds, if any, that are on deposit in the seasonality reserve account on such Seasonality Reserve Calculation Date, by (B) nine.

■	Lockbox and Cash Management. The Hyatt Regency Jacksonville Whole Loan is structured with a hard lockbox and in place cash management. At origination of the Hyatt Regency Jacksonville Whole Loan, the borrower was required to deliver a notice to the property manager directing the property manager to remit all payments under the applicable lease directly to the lender-controlled lockbox no less than on a monthly basis. All funds received by the borrower are required to be deposited in a lockbox account within two business days following receipt. All funds on deposit in the lockbox account are required to be swept to a cash management account on each business day under the control of the lender to be applied and disbursed in accordance with the Hyatt Regency Jacksonville Whole Loan documents and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Hyatt Regency Jacksonville Whole Loan documents will (i) to the extent that any Hyatt Regency Jacksonville Trigger Period (as defined below) exists (other than due solely to a Hyatt Regency Jacksonville Senior Mezzanine Loan Trigger Period (as defined below) or a Hyatt Regency Jacksonville Junior Mezzanine Loan Trigger Period (as defined below)), be deposited into the excess cash flow account as additional collateral for the Hyatt Regency Jacksonville Whole Loan and (ii) to the extent that a Hyatt Regency Jacksonville Senior Mezzanine Loan Trigger Period has occurred (and no other Hyatt Regency Jacksonville Trigger Period exists except for a Hyatt Regency Jacksonville Junior Mezzanine Loan Trigger Period), be deposited into the senior mezzanine loan debt service account, (iii) to the extent that a Hyatt Regency Jacksonville Junior Mezzanine Loan Trigger Period has occurred and is continuing (and no other Hyatt Regency Jacksonville Trigger Period exists), be deposited into the junior mezzanine loan debt service account, and (iv) to the extent that no Hyatt Regency Jacksonville Trigger Period exists and is continuing, be disbursed to the borrower.

A “Hyatt Regency Jacksonville Trigger Period” means each period (A) commencing upon any of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio for the Hyatt Regency Jacksonville Whole Loan being less than 1.20x, (iii) at any time a franchise agreement exists, the occurrence of a Hyatt Regency Jacksonville Franchise Agreement Trigger Period (as defined below), (iv) at any time a franchise agreement exists, the occurrence of a Hyatt Regency Jacksonville Franchise Renewal Trigger Event (as defined below), (v) the occurrence of a Hyatt Regency Jacksonville Senior Mezzanine Loan Trigger Period, (vi) the occurrence of a Hyatt Regency Jacksonville Junior Mezzanine Loan Trigger Period, and (vii) at any time a franchise agreement does not exist, the occurrence of a Hyatt Regency Jacksonville Management Agreement Trigger Period (as defined below); and (B) expiring upon (1) with regard to any Hyatt Regency Jacksonville Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (2) with regard to any Hyatt Regency Jacksonville Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio for the Hyatt Regency Jacksonville Whole Loan being equal to or greater than 1.25x for two consecutive calendar quarters; (3) with regard to any Hyatt Regency Jacksonville Trigger Period commenced in connection with

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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clause (iii) above, such Hyatt Regency Jacksonville Franchise Agreement Trigger Period ceasing to exist in accordance with the terms of the Hyatt Regency Jacksonville Whole Loan documents, (4) with regard to any Hyatt Regency Jacksonville Trigger Period commenced in connection with clause (iv) above, the occurrence of a Hyatt Regency Jacksonville Franchise Renewal Event, (5) with regard to any Hyatt Regency Jacksonville Trigger Period commenced in connection with clause (v) above, the cessation of all Hyatt Regency Jacksonville Senior Mezzanine Loan Trigger Periods, (6) with regard to any Hyatt Regency Jacksonville Trigger Period commenced in connection with clause (vi) above, the cessation of all Hyatt Regency Jacksonville Junior Mezzanine Loan Trigger Periods, and (7) with regard to any Hyatt Regency Jacksonville Trigger Period commenced in connection with clause (vii) above, such Hyatt Regency Jacksonville Management Agreement Trigger Period ceasing to exist in accordance with the terms of the Hyatt Regency Jacksonville Whole Loan documents. Notwithstanding the foregoing, a Hyatt Regency Jacksonville Trigger Period will not be deemed to expire in the event that a Hyatt Regency Jacksonville Trigger Period then exists for any other reason.

A “Hyatt Regency Jacksonville Franchise Agreement Trigger Period” means a period (A) commencing upon the first to occur of (i) the borrower being in default under any franchise agreement beyond any applicable notice and cure periods, (ii) (a) the borrower’s failure to submit a draft replacement franchise management agreement or (b) the borrower or franchisor giving written notice that it is terminating the franchise agreement, (iii) any termination or cancellation of the franchise agreement and/or the franchise agreement expiring or otherwise failing to otherwise be in full force and effect, (iv) any bankruptcy proceeding or similar proceeding is filed or brought against the applicable franchisor, (v) the Hyatt Regency Jacksonville Property failing to be operated, “flagged” and/or branded pursuant to the franchise agreement and (vi) any permit necessary for the proper operation of the Hyatt Regency Jacksonville Property pursuant to the franchise agreement ceasing to be in full force in effect; and (B) expiring upon the lender’s receipt of evidence reasonably acceptable to the lender of (1) (a) the satisfaction of the Hyatt Regency Jacksonville Franchise Agreement Cure Conditions (as defined below) or (b) the branding, “flagging” and operation of the Hyatt Regency Jacksonville Property pursuant to a replacement franchise agreement entered into in accordance with the terms of the Hyatt Regency Jacksonville Whole Loan documents and (2) to the extent a PIP is required in connection with the foregoing, the deposit of the corresponding PIP Deposit into the PIP reserve account.

The “Hyatt Regency Jacksonville Franchise Agreement Cure Conditions” means each of the following: (i) the borrower has cured all defaults (if any) under the franchise agreement to the satisfaction of the applicable franchisor, (ii) the borrower and the applicable franchisor have re-affirmed the franchise agreement as being in full force and effect, (iii) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable franchisor and/or franchise agreement (if any), either such person is no longer insolvent or subject to any bankruptcy or insolvency proceedings and, in the case of franchisor, has affirmed such franchise agreement pursuant to a final, non-appealable order of a court of competent jurisdiction, (iv) the Hyatt Regency Jacksonville Property continues to be operated, “flagged” and branded pursuant to the franchise agreement and (v) all permits applicable to the related franchise agreement are in full force and effect.

A “Hyatt Regency Jacksonville Franchise Renewal Trigger Event” means an event which is deemed to have occurred if each of the following events does not occur on or before 12 months prior to the expiration of the then applicable term of the franchise agreement: (i) the related franchise agreement has been extended or a replacement franchise agreement has been entered into, in each case, for a term satisfactory to the lender and otherwise in accordance with the applicable terms and conditions of the Hyatt Regency Jacksonville Whole Loan documents, (ii) such franchise agreement is in full force and effect with no defaults thereunder and (iii) to the extent a PIP is required in connection with the foregoing, the corresponding PIP Deposit has been deposited in the PIP reserve account.

A “Hyatt Regency Jacksonville Senior Mezzanine Loan Trigger Period” means any period commencing on the date that the senior mezzanine lender delivers written notice to the lender that an event of default has occurred with respect to the senior mezzanine loan and ending on the date that notice is given that such event of default no longer exists.

A “Hyatt Regency Jacksonville Junior Mezzanine Loan Trigger Period” means any period commencing on the date that the junior mezzanine lender delivers written notice to the lender that an event of default has occurred with respect to the junior mezzanine loan and ending on the date that notice is given that such event of default no longer exists.

A “Hyatt Regency Jacksonville Management Agreement Trigger Period” means a period (A) commencing upon any of (i) the borrower being in default under the property management agreement, (ii) any bankruptcy proceeding

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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or similar proceeding is filed or brought against the property manager, (iii) (1) the borrower’s failure to submit a draft replacement property management agreement in accordance with the terms of the Hyatt Regency Jacksonville Whole Loan documents or (2) any delivery of notice of (x) termination or cancellation of the property management agreement or (y) the property manager’s election not to renew the property management agreement, (iv) any termination or cancellation of the property management agreement, or (v) unless the Hyatt Regency Jacksonville Management Renewal Trigger Cure Conditions (as defined below) are then satisfied, the date that is one year prior to the expiration of the property management agreement; and (B) expiring upon the lender’s receipt of evidence reasonably acceptable to the lender of (1) satisfaction of the Hyatt Regency Jacksonville Management Replacement Trigger Cure Conditions (as defined below), (2) with regard to any Hyatt Regency Jacksonville Management Agreement Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of all such defaults, or (3) with regard to any Hyatt Regency Jacksonville Management Agreement Trigger Period commenced in connection with clauses (iii) or (v) above, the borrower’s satisfaction of the Hyatt Regency Jacksonville Management Renewal Trigger Cure Conditions.

“Hyatt Regency Jacksonville Management Renewal Trigger Cure Conditions” means (i) the borrower delivers to the lender, pursuant to the terms and conditions of the Hyatt Regency Jacksonville Whole Loan agreement, (A) fully-executed renewal or extension documentation renewing or extending the term of the property management agreement for a period acceptable to the lender and (B) written evidence of the rescission of any notice of termination or cancellation of the property management agreement previously delivered by property manager, in each case in form and substance satisfactory to the lender, and (ii) the borrower deposits the applicable PIP Deposit into the PIP reserve account in connection with such renewal or extension of the property management agreement.

“Hyatt Regency Jacksonville Management Replacement Trigger Cure Conditions” means (i) the borrower executes and delivers to the lender, pursuant to the terms and conditions of the Hyatt Regency Jacksonville Whole Loan agreement, (A) a replacement management agreement with a qualified manager and (B) a replacement assignment of management agreement applicable thereto, and (ii) the borrower deposits the applicable PIP Deposit into the PIP reserve account in connection with such replacement management agreement.

■	Property Management. The Hyatt Regency Jacksonville Property is managed by Hyatt Corporation, an independent third party property manager.
■	Current Mezzanine or Secured Subordinate Indebtedness. Concurrently with the origination of the Hyatt Regency Jacksonville Whole Loan, Citigroup Global Markets Realty Corp. made (1) a $10,000,000 senior mezzanine loan to MCSW JAC Mezz A LLC, the sole member of the borrower, which is secured by the sole member’s ownership interest in the borrower, which loan was thereafter assigned to a third party lender, and (2) a $7,000,000 junior mezzanine loan to MCSW JAC MEZZ B LLC the sole member of MCSW JAC Mezz A LLC, secured by the sole member’s ownership interest in MCSW JAC Mezz A LLC, which loan was thereafter assigned to a third party lender. The foregoing mezzanine loans are interest only and are coterminous with the Hyatt Regency Jacksonville Whole Loan. At origination of the Hyatt Regency Jacksonville Whole Loan, the lender of the Hyatt Regency Jacksonville Whole Loan and the lenders of the foregoing mezzanine loans entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right to purchase the defaulted Hyatt Regency Jacksonville Whole Loan. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.
■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Release of Collateral. Not permitted.
■	Terrorism Insurance. The Hyatt Regency Jacksonville Whole Loan documents require that the borrower maintains coverage against loss or damage by certified terrorist acts in an amount equal to the full replacement cost of the Hyatt Regency Jacksonville Property, as well as 18 months of rental loss and/or business interruption coverage, together with a six-month extended period of indemnity following restoration. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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469 7th Avenue
469 Seventh Avenue
New York, NY 10018
TIMES SQUARE
HUDSON YARDS
CHELSEA
Madison Square Garden
Farley Post Office Building
Macy's Herald Square
Port Authority Bus Terminal
New York
MANHATTAN
Hudson River
East River
BROOKLYN
Times Square
MIDTOWN
Empire State Building
Madison Square Garden
Metropolitan Museum of Art
Natural History Museum
Central Park
Carnegie Hall
CHELSEA
SOHO
FINANCIAL DISTRICT
NY Stock Exchange
JERSEY CITY
MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	New York, New York	Cut-off Date Balance(2)		$49,000,000
Property Type	Office	Cut-off Date Balance per SF(2)		$364.00
Size (SF)	269,233	Percentage of Initial Pool Balance		5.9%
Total Occupancy as of 6/23/2022	87.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/23/2022	87.4%	Type of Security		Fee
Year Built / Latest Renovation	1921 / 2012	Mortgage Rate		6.03000%
Appraised Value	$187,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$15,659,792
Underwritten Expenses	$6,447,392	Escrows(1)
Underwritten Net Operating Income (NOI)	$9,212,401		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,459,229	Taxes	$1,080,225	$270,056
Cut-off Date LTV Ratio(2)	52.4%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)	52.4%	Replacement Reserve	$0	$4,487
DSCR Based on Underwritten NOI / NCF(2)	1.54x / 1.41x	TI/LC	$0	$22,436
Debt Yield Based on Underwritten NOI / NCF(2)	9.4% / 8.6%	Other	$0	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$98,000,000	96.0%	Loan Payoff	$99,766,998	97.7%
Principal’s New Cash Contribution	4,121,632	4.0	Closing Costs	1,274,409	1.2
			Reserves	1,080,225	1.1
Total Sources	$102,121,632	100.0%	Total Uses	$102,121,632	100.0%

(1)	See “—Escrows” below.
(2)	The 469 7th Avenue Loan (as defined below) is part of a whole loan evidenced by six pari passu notes with an aggregate outstanding principal balance of $98,000,000. The financial information in the chart above reflects the Cut-off Date Balance or Maturity Date Balance of the 469 7th Avenue Whole Loan (as defined below).
■	The Mortgage Loan. The 469 7th Avenue mortgage loan (the “469 7th Avenue Loan”) is part of a whole loan (the “469 7th Avenue Whole Loan”) consisting of six pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $98,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 269,233 SF office property located in New York, New York (the “469 7th Avenue Property”). The 469 7th Avenue Whole Loan was co-originated by Citi Real Estate Funding Inc. (“CREFI”) and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) on August 30, 2022. The 469 7th Avenue Whole Loan has a 10-year term, is interest-only for the full term of the loan and accrues interest at a rate of 6.03000% per annum. The 469 7th Avenue Loan is evidenced by the controlling note A-1 and the non-controlling notes A-3 and A-5, which collectively have an aggregate outstanding principal balance as of the Cut-off Date of $49,000,000 and will be included in the Benchmark 2022-B37 transaction. The 469 7th Avenue Whole Loan proceeds were used to refinance a prior mortgage loan, pay origination costs and fund upfront reserves.

The 469 7th Avenue Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The scheduled maturity date of the 469 7th Avenue Whole Loan is September 6, 2032. Voluntary prepayment of the 469 7th Avenue Whole Loan is permitted on or after April 6, 2032 without payment of any prepayment premium. Defeasance of the 469 7th Avenue Whole Loan is permitted at any time after the earlier to occur of (i) August 30, 2026, and (ii) the second anniversary of the closing date of the securitization that includes the last note of the 469 7th Avenue Whole Loan to be securitized.

The following table summarizes the promissory notes that comprise the 469 7th Avenue Whole Loan. The relationship between the holders of the 469 7th Avenue Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$20,000,000	$20,000,000	Benchmark 2022-B37	Yes
A-2	30,000,000	30,000,000	BMO 2022-C3	No
A-3	20,000,000	20,000,000	Benchmark 2022-B37	No
A-4	14,000,000	14,000,000	UBS AG(1)	No
A-5	9,000,000	9,000,000	Benchmark 2022-B37	No
A-6	5,000,000	5,000,000	UBS AG(1)	No
Total	$98,000,000	$98,000,000

(1)	The subject notes are expected to be contributed to one or more future securitizations trust(s).
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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■	The Mortgaged Property. The 469 7th Avenue Property is a 16-story office building with a total of 269,233 SF, which consists of 255,800 SF of office space, 12,588 SF of retail space and 845 SF of storage space, located on the southeast corner of West 36th Street and 7th Avenue in New York, New York. The 469 7th Avenue Property, which sits on an approximately 0.3-acre parcel of land, was built in 1921 and renovated in 2012. The renovation featured a newly restored façade, new elevator cabs and window replacement throughout the entire building. The 469 7th Avenue Property features an average floor plate size of 17,000 SF, 24-hour controlled access, lobby concierge service, eight passenger elevators, on-site property management, and an on-site conferencing facility. The 469 7th Avenue Property features 99 feet of frontage on 7th Avenue and 140 feet of frontage along West 36th Street. Two of the tenants (or their respective parent entities), collectively comprising 26.7% NRA and 34.4% of underwritten base rent, are investment-grade rated. As of June 23, 2022, the 469 7th Avenue Property was 87.4% leased to nine office tenants, four retail tenants and one storage tenant. The retail space within the 469 7th Avenue Property is currently 100.0% leased to TD Bank, N.A. (5,000 SF), Shindo USA, Inc. (3,300 SF), GFG 7th Avenue, LLC (2,288 SF) and The City of New York (2,000 SF), which collectively account for 4.7% of NRA.

The largest tenant is The City of New York (67,000 SF; 24.9% of net rentable area; 26.2% of underwritten base rent). The City of New York (rated Aa2/AA/AA- by Moody’s/S&P/Fitch) has been at the 469 7th Avenue Property since 2014 and currently occupies 67,000 SF across the ground floor (2,000 SF), second floor (17,000 SF), third floor (17,000 SF), fourth floor (17,000 SF) and part of the sixth floor (14,000 SF). The City of New York’s lease expires on October 14, 2029 and has one, 10-year renewal option. The City of New York may terminate its lease for the entire premises, the sixth floor or the fourth and sixth floors any time after October 15, 2024 upon at least 12 months’ notice and payment of a termination fee in an amount equal to the sum of (i) the tenant work costs based on a straight-line amortization over the first 15 years of the lease term and (ii) the tenant broker fee based on a straight-line amortization over the first 15 years of the lease term. The 469 7th Avenue Property is being utilized by The New York City Police Department.

The second largest tenant is In Touch Group, LLC (“In Touch Group”) (51,000 SF; 18.9% of net rentable area; 21.7% of underwritten base rent). In Touch Group is a privately held full-service agency network, providing creative and media services, enterprise solutions and data analytics globally through ten affiliates in eight offices, collectively employing more than 1,400 people. In Touch Group was acquired in December 2021 by Eversana Life Science Services, LLC, a provider of global services to the life sciences industry serving more than 500 organizations, including startups and established pharmaceutical companies. In Touch Group has been at the 469 7th Avenue Property since 2015 and leases the seventh floor (which is not fully utilized), eighth floor and tenth floor (each 17,000 SF). In Touch Group’s lease expires on September 30, 2031. In Touch Group may terminate its lease for all three floors on September 30, 2028 upon at least 15 months’ notice, without payment of any termination fee.

The third largest tenant is E-Lo Sportswear, LLC (“E-Lo Sportswear”) (34,000 SF; 12.6% of net rentable area; 14.6% of underwritten base rent). E-Lo Sportswear is a multi-category fashion house, which manufactures, designs and markets to a consumer base throughout the United States. E-Lo Sportswear has been at the 469 7th Avenue Property since 2017 and currently occupies the 15th and 16th floors (each 17,000 SF). E-Lo Sportswear’s lease expires on August 31, 2027. E-Lo Sportswear has no renewal options and no termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to the tenants at the 469 7th Avenue Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
The City of New York(4)(5)	Aa2/AA-/AA	67,000	24.9%	$3,579,888	26.2%	$53.43	10/14/2029	1, 10-year option
In Touch Group(6)	NR/NR/NR	51,000	18.9	2,973,690	21.7	$58.31	9/30/2031	None
E-Lo Sportswear	NR/NR/NR	34,000	12.6	2,000,330	14.6	$58.83	8/31/2027	None
Situation Marketing, LLC	NR/NR/NR	17,000	6.3	1,103,305	8.1	$64.90	5/31/2026	None
Severud Associates Consulting Engineers, P.C.	NR/NR/NR	17,000	6.3	903,751	6.6	$53.16	12/31/2032	None
Eony, LLC(7)	NR/NR/NR	17,000	6.3	595,000	4.4	$35.00	9/30/2029	1, 10-year option
Benchmark Builders, LLC	NR/NR/NR	14,300	5.3	643,134	4.7	$44.97	7/31/2031	None
TD Bank, N.A.(8)	Aa2/NR/NR	5,000	1.9	1,131,583	8.3	$226.32	2/28/2030	2, 5-year options
Penn Station Chiropractic LLC	NR/NR/NR	3,500	1.3	119,976	0.9	$34.28	8/31/2028	None
Shindo USA, Inc.(9)	NR/NR/NR	3,300	1.2	226,116	1.7	$68.52	5/31/2031	1, 5-year option
Ten Largest Owned Tenants		229,100	85.1%	$13,276,774	97.1%	$57.95
Remaining Tenants		6,133	2.3	400,354	2.9	65.28
Vacant		34,000	12.6	0	0.0	0.00
Total / Wtd. Avg.		269,233	100.0%	$13,677,128	100.0%	$58.14

(1)	Based on underwritten rent roll dated June 23, 2022.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent per SF are inclusive of approximately $849,437 comprised of (i) straight-line averaging rent over the lease term for investment grade tenants, The City of New York and TD Bank, N.A., plus (ii) contractual rent steps through August 1, 2023.
(4)	The City of New York may terminate its lease for the entire premises, the sixth floor or the fourth and sixth floors any time after October 15, 2024 upon at least 12 months’ notice and payment of a termination fee equal to the sum of (i) the tenant work costs based on a straight-line amortization over the first 15 years of the lease term and (ii) the tenant broker fee based on a straight-line amortization over the first 15 years of the lease term.
(5)	The City of New York occupies 2,000 SF of retail space on the ground floor, representing 15.9% of the retail space at the 469 7th Avenue Property.
(6)	In Touch Group may terminate its lease for all three floors on September 30, 2028 upon at least 15 months’ notice and no termination fee is required. In Touch Group is not fully utilizing its seventh-floor space, which accounts for 17,000 SF, but is still paying rent on the unutilized space.
(7)	EONY, LLC under certain circumstance may be entitled to a rent credit equal to $85,000 per year over ten years as set forth in a related lease at the 469 7th Avenue Property. See “Description of the Mortgage Pool — Litigation and Other Considerations” in the Preliminary Prospectus.
(8)	TD Bank, N.A. occupies 39.7% of the ground floor retail space.
(9)	Shindo USA, Inc. occupies 26.2% of the ground floor retail space.

The following table presents certain information relating to the lease rollover schedule at the 469 7th Avenue Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	845	0.3%	0.3%	$15,000	0.1%	$17.75	1
2022	0	0.0	0.3%	0	0.0	0.00	0
2023	0	0.0	0.3%	0	0.0	0.00	0
2024	0	0.0	0.3%	0	0.0	0.00	0
2025	0	0.0	0.3%	0	0.0	0.00	0
2026	17,000	6.3	6.6%	1,103,305	8.1	64.90	3
2027	37,000	13.7	20.4%	2,194,722	16.0	59.32	3
2028	3,500	1.3	21.7%	119,976	0.9	34.28	1
2029	84,000	31.2	52.9%	4,174,888	30.5	49.70	6
2030	7,288	2.7	55.6%	1,322,545	9.7	181.47	2
2031	68,600	25.5	81.1%	3,842,940	28.1	56.02	5
2032	17,000	6.3	87.4%	903,751	6.6	53.16	1
2033 & Thereafter	0	0.0	87.4%	0	0.0	0.00	0
Vacant	34,000	12.6	100.0%	0	0.0	0.00	0
Total	269,233	100.0%		$13,677,128	100.0%	$58.14	22

(1)	Based on the underwritten rent roll dated June 23, 2022.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps of approximately $849,437 comprised of (i) straight-line rent averaging over the lease term for investment grade tenants, The City of New York and TD Bank, N.A., plus (ii) contractual rent steps through August 1, 2023.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to historical occupancy at the 469 7th Avenue Property:

Historical Leased %(1)

2019	2020	2021	As of 6/23/2022(2)
99.3%	99.3%	93.8%	87.4%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 23, 2022.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 469 7th Avenue Property:

Cash Flow Analysis(1)

	2019	2020	2021	TTM 5/31/2022	Underwritten	Underwritten $ per SF
Base Rent	$14,334,178	$14,449,534	$12,556,145	$12,879,163	$12,827,691	$47.65
Contractual Rent Steps(2)	0	0	0	0	849,437	3.16
Potential Income from Vacant Space	0	0	0	0	2,040,000	7.58
Reimbursements	905,083	1,090,191	945,331	550,642	644,099	2.39
Vacancy & Credit Loss	0	0	0	0	(2,040,000)	(7.58)
Other Income(3)	1,422,281	1,440,573	1,365,072	1,349,467	1,338,565	4.97
Effective Gross Income	$16,661,542	$16,980,298	$14,866,548	$14,779,272	$15,659,792	$58.16

Real Estate Taxes	$2,741,511	$2,958,100	$2,810,469	$2,504,098	$3,153,915	$11.71
Insurance	19,065	24,518	21,146	11,625	152,934	0.57
Management Fee	499,846	509,409	445,996	443,378	469,794	1.74
Other Operating Expenses	2,725,545	2,636,726	2,800,410	2,759,385	2,670,749	9.92
Total Operating Expenses	$5,985,968	$6,128,753	$6,078,021	$5,718,487	$6,447,392	$23.95

Net Operating Income(4)	$10,675,574	$10,851,545	$8,788,527	$9,060,785	$9,212,401	$34.22
TI/LC	0	0	0	0	699,325	2.60
Capital Expenditures	0	0	0	0	53,847	0.20
Net Cash Flow	$10,675,574	$10,851,545	$8,788,527	$9,060,785	$8,459,229	$31.42

(1)	Based on the underwritten rent roll dated June 23, 2022.
(2)	Contractual Rent Steps include approximately $849,437 comprised of (i) straight-line rent averaging for investment grade tenants, The City of New York and TD Bank, N.A., plus (ii) Contractual Rent Steps through August 1, 2023.
(3)	Other Income includes electricity, cleaning reimbursements and miscellaneous income.
(4)	Underwritten Net Operating Income is greater than TTM 5/31/2022 and 2021 Net Operating Income due in part to approximately $849,437 comprised of (i) straight-line averaging rent over the lease term for investment grade tenants, The City of New York and TD Bank, N.A., plus (ii) contractual rent steps through August 1, 2023.
■	Appraisal. According to the appraisal, the 469 7th Avenue Property had an “as-is” appraised value of $187,000,000 as of July 1, 2022.
■	Environmental Matters. According to the Phase I environmental report dated June 29, 2022, there was no evidence of any recognized environmental conditions or recommendations for further action at the 469 7th Avenue Property.
■	Market Overview and Competition. The 469 7th Avenue Property is situated in the Garment District neighborhood of New York, New York, which neighborhood is bordered by 40th Street to the north, 34th Street to the south, Avenue of the Americas to the east and Ninth Avenue to the west. The 469 7th Avenue Property is located two blocks north of the 34th Street subway and PATH stations, which services the B, D, F, M, N, Q, R and W subway lines and the PATH Train to New Jersey as well as Penn Station, which services the 1, 2, 3, A, C and E subway lines, NJ Transit and the Long Island Railroad. The recently redeveloped Moynihan Train Station, completed in early 2021, is located three blocks southwest of the 469 7th Avenue Property and is currently open to the public. The redevelopment featured a $1.6 billion investment into the Farley Post Office and has expanded Penn Station to the west and created a brand-new transit-oriented development that comprises over 1.0 million SF. In addition, the 469 7th Avenue Property is located just north of 34th Street, which serves as the main retail corridor within this area of Manhattan. Currently, there are over 175 retailers located within the district, primarily along West 34th Street between Fifth and Ninth Avenues. The entire northern blockfront of West 34th Street between Broadway and Seventh Avenues is home to Macy’s flagship store. In addition, other major tenants in the area include H&M, Banana Republic, Old Navy, Victoria’s Secret, Uniqlo, Zara, Aldo, Amazon, Footlocker, Desigual, Urban Outfitters, Express, Forever 21, American Eagle Outfitters, Build-A-Bear and other mid-level retailers.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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According to a third-party market research report, the 469 7th Avenue Property is located in the Penn Plaza/Garment office submarket of the New York City market. As of June 2022, the Penn Plaza/Garment office submarket reported total inventory of approximately 84.6 million SF with an 11.5% vacancy rate and average asking rent of $66.94 PSF. The appraiser concluded to a market rent for the office space at the 469 7th Avenue Property of $58.00 PSF for floors 2 to 10 and $60.00 PSF for floors 11 to 16, both on a modified gross basis.

The following table presents certain information relating to the appraisal’s market rent conclusions for the 469 7th Avenue Property:

Market Rent Summary(1)

	Office Floors 2-10	Office Floors 11-16	Retail Corner	Retail Seventh Avenue	Retail Side Street	Retail Mezzanine	Storage Lower Level
Market Rent (PSF)	$58.00	$60.00	$225.00	$150.00	$100.00	$25.00	$20.00
Lease Term (Years)	10	10	10	10	10	10	10
Lease Type	MG	MG	MG	MG	MG	MG	Gross

(1)	Source: Appraisal.

The following table presents information relating to comparable office property sales for the 469 7th Avenue Property:

Comparable Sales Summary(1)

Property Name/Location	Sale Date	Year Built/ Renovated	Total GLA (SF)	Occupancy	Sale Price	Sale Price/PSF
469 7th Avenue	N/A	1921/2012	269,233(2)	87.4%(2)	NAP	NAP
New York, NY
475 Fifth Avenue	May-22	1965/2017	276,000	97.00%	$290,000,000	$1,050.72
New York, NY
110 East 42nd Street	Jan-22	1876/NAP	222,968	83.00%	$117,075,000	$525.08
New York, NY
498 Seventh Avenue	Dec-21	1920/2015	956,069	90.00%	$680,000,000	$711.25
New York, NY
One Park Avenue	Jul-21	1926/2000	947,894	99.00%	$875,000,000	$923.10
New York, NY
345 Seventh Avenue	Sep-21	1928/NAP	212,197	50.00%	$107,000,000	$504.25
New York, NY
15 West 47th Street	Dec-20	1926/NAP	133,139	86.00%	$110,000,000	$826.20
New York, NY
522 Fifth Avenue	Sep-20	1919/1995	536,520	100.00%	$350,000,000	$652.35
New York, NY
1375 Broadway	Jul-20	1927/NAP	518,578	100.00%	$435,000,000	$838.83
New York, NY

(1)	Source: Appraisal.
(2)	Total GLA (SF) and Occupancy for the 469 7th Avenue Property are based on the underwritten rent roll as of June 23, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents information relating to comparable office properties for the 469 7th Avenue Property:

Comparable Office Properties Summary(1)

Property Name/Location	Office Area	Year Built/ Renovated	Stories	Sublease SF Available	% Occupied (Direct)	Average Asking Rent
469 7th Avenue	255,800	1921/2012	16	NAP	87.4%(2)	$58.14(2)(3)
New York, NY
950 Sixth Avenue	369,000	1909/NAP	12	29,018	100.00%	NAP
New York, NY
1001 Sixth Avenue	250,000	1926/NAP	25	7,447	82.10%	$58.00
New York, NY
10 West 33rd Street	453,600	1914/NAP	12	NAP	92.30%	$43.00
New York, NY
111 West 33rd Street	744,237	1954/NAP	26	197,705	98.70%	$65.00
New York, NY
7 West 34th Street	477,000	1901/NAP	12	NAP	100.00%	NAP
New York, NY
330 West 34th Street	722,000	1926/NAP	18	74,346	97.70%	$90.00
New York, NY
333 West 34th Street	346,728	1953/NAP	10	274,810	100.00%	NAP
New York, NY
114 West 41st Street	350,000	1915/NAP	22	15,931	81.50%	$65.00
New York, NY
11 West 42nd Street	955,559	1927/NAP	32	19,427	99.30%	$67.00
New York NY
1250 Broadway	777,825	1968/NAP	39	57,332	97.20%	$70.00
New York NY

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll as of June 23, 2022.
(3)	Represents underwritten base rent per SF, which includes approximately $849,437 of straight-line rent averaging for investment grade tenants, The City of New York and TD Bank, N.A., plus contractual rent steps through August 1, 2023.

■	The Borrower. The borrower is 469 Holdings LLC, a Delaware limited liability company. The borrower is a single purpose bankruptcy-remote entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 469 7th Avenue Whole Loan.

The borrower sponsor and nonrecourse carveout guarantor is Martin Meyer. Martin Meyer is a principal of Meyer Equities LLC, a privately owned real estate investment entity with ownership interests in (i) four commercial properties in Manhattan, New York and (ii) a national shopping center portfolio as well as limited partnership investments and membership shares of 17 commercial properties in New York, New York.

■	Escrows. On the origination date, the borrower deposited approximately $1,080,225 into a real estate tax reserve account.

Tax Reserve – On each due date, the borrower is required to deposit into a real estate tax reserve an amount equal to 1/12 of the amount that the lender reasonably estimates will be necessary to pay taxes over the ensuing 12-month period (initially estimated to be approximately $270,056).

Insurance Reserve – On each due date, the borrower is required to deposit into an insurance reserve an amount equal to 1/12 of the amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by the insurance policies upon the expiration thereof; provided, however, such insurance reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the 469 7th Avenue Whole Loan documents.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $4,487, subject to a cap of $100,000.

TI/LC Reserve – The borrower is required to deposit into a tenant improvement and leasing commissions reserve, on a monthly basis, an amount equal to approximately $22,436, subject to a cap of $1,346,165.

Specified Tenant Reserve – During the continuance of a 469 7th Avenue Specified Tenant Trigger Period (as defined below), the borrower is required to deposit (a) $558,000 with respect to The City of New York lease and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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(b) with respect to any other 469 7th Avenue Specified Tenant (as defined below), an amount equal to all 469 7th Avenue Specified Tenant excess cash flow for the interest accrual period immediately prior to the applicable monthly payment date, for tenant improvements and leasing commissions that may be incurred with respect to future leases of all or any portion of the related 469 7th Avenue Specified Tenant space, provided, however, such amount on deposit will not exceed $100 PSF of the applicable 469 7th Avenue Specified Tenant space.

■	Lockbox and Cash Management. The 469 7th Avenue Whole Loan is structured with a hard lockbox and springing cash management. At origination of the 469 7th Avenue Whole Loan, the borrower was required to deliver a notice to each tenant directing each tenant to remit all payments under the applicable lease directly to the lender-controlled lockbox. All funds received by the borrower, or the property manager are required to be deposited in a lockbox account immediately following receipt. All funds deposited into the lockbox are required to be released to the borrower on each business day unless a 469 7th Avenue Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a 469 7th Avenue Trigger Period, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the 469 7th Avenue Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 469 7th Avenue Whole Loan documents (i) if a 469 7th Avenue Sweep Period (as defined below) exists, are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 469 7th Avenue Whole Loan and (ii) if no 469 7th Avenue Sweep Period exists, are required to be returned to the borrower. Upon the cure of the applicable 469 7th Avenue Trigger Period, so long as no other 469 7th Avenue Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the 469 7th Avenue Whole Loan documents, the lender has the right to apply funds to the 469 7th Avenue Whole Loan in such priority as it may determine.

“469 7th Avenue Specified Tenant” means, as applicable, (i) The City of New York, (ii) In Touch Group (unless and until In Touch Group is no longer deemed a 469 7th Avenue Specified Tenant in accordance with the requirements of the 469 7th Avenue Whole Loan documents) and (iii) any tenant at the 469 7th Avenue Property that, together with its affiliates, either (a) leases no less than 20% of the total rentable square footage of the 469 7th Avenue Property or (b) accounts for (or would account for) no less than 20% of the total in-place base rent at the 469 7th Avenue Property.

“469 7th Avenue Trigger Period” means a period (A) commencing upon (i) the occurrence of an event of default under the 469 7th Avenue Whole Loan documents, (ii) the debt service coverage ratio falling below 1.35x for one calendar quarter, (iii) the occurrence and continuance of a 469 7th Avenue Specified Tenant Trigger Period, (iv) a conviction for fraud or misappropriation of funds by (a) the borrower, the guarantor, the borrower sponsor or an affiliated manager or (b) any director or officer of the borrower, the guarantor, the borrower sponsor or an affiliated manager (unless, in the case of this clause (b), such director or officer has been terminated and no longer has any ownership interest in the borrower or any involvement with or role in the management, administration or operation of the borrower or the 469 7th Avenue Property) or (v) a property manager other than the affiliated manager becoming the debtor in or subject of any case or proceeding (whether voluntary or involuntary) under the bankruptcy code or makes any assignment for the benefit of creditors under the bankruptcy code or other creditors’ rights laws and (B) expiring upon (1) with regard to clause (i), the cure of such event of default, (2) with regard to clause (ii), the debt service coverage ratio being equal to or greater than 1.35x for one calendar quarter or the 469 7th Avenue Collateral Cure Conditions (as defined below) are satisfied and remain satisfied, (3) with regard to clause (iii), a 469 7th Avenue Specified Tenant Trigger Period ceasing to exist, (4) with regard to clause (iv), the payment or defeasance in full of all principal and interest on the 469 7th Avenue Whole Loan and all other amounts payable under the 469 7th Avenue Whole Loan documents or (5) with regard to clause (v), upon either (A) the replacement of such property manager with a new property manager pursuant to a new management agreement, or (B) if such 469 7th Avenue Trigger Period is solely as a result of the filing of an involuntary petition, case or proceeding against the property manager where neither the property manager nor any affiliate of the property manager solicited or caused to be solicited petitioning creditors or consented to or otherwise acquiesced in writing or joined in such involuntary petition, case or proceeding, upon the same being discharged or dismissed within 120 days of such filing, provided that, in the lender’s reasonable opinion, such filing (after discharge or dismissal) does not materially and adversely affect the property manager's ability to perform its obligations under the management agreement or any of the 469 7th Avenue Whole Loan documents to which it is a party.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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“469 7th Avenue Specified Tenant Trigger Period” means a period (A) commencing upon the occurrence of a 469 7th Avenue Specified Tenant Trigger Event (as defined below), and (B) expiring upon the first to occur of (i) the monthly payment date following the applicable 469 7th Avenue Specified Tenant Trigger Event Cure (as defined below), or (ii) the payment or defeasance in full of the 469 7th Avenue Whole Loan.

“469 7th Avenue Specified Tenant Trigger Event” means (i) a 469 7th Avenue Specified Tenant giving notice of its intention to terminate, cancel or not to extend or renew its lease, (ii) on or prior to the date that is 12 months prior to the earlier of (x) the 469 7th Avenue Whole Loan maturity date and (y) then applicable expiration date under the applicable 469 7th Avenue Specified Tenant lease, if the 469 7th Avenue Specified Tenant does not extend or renew such 469 7th Avenue Specified Tenant lease, (iii) if, on or prior to the date a 469 7th Avenue Specified Tenant is required to notify the borrower of its election to extend or renew its lease, such 469 7th Avenue Specified Tenant does not give notice, (iv) if a monetary default or material non-monetary default under a 469 7th Avenue Specified Tenant lease occurs and continues beyond any applicable notice and/or cure period under such 469 7th Avenue Specified Tenant lease, (v) the occurrence of a bankruptcy action of a 469 7th Avenue Specified Tenant or guarantor of any 469 7th Avenue Specified Tenant lease, (vi) a 469 7th Avenue Specified Tenant lease being terminated or no longer being in full force and effect, (vii) if a 469 7th Avenue Specified Tenant “goes dark” (unless the sole reason such 469 7th Avenue Specified Tenant is not open for business is permitted in accordance with the 469 7th Avenue Whole Loan documents), vacates, ceases to occupy or ceases to conduct business in the ordinary course at the 469 7th Avenue Specified Tenant space or a portion thereof, provided, however, that (A) “going dark” will not include a temporary cessation of operations in connection with remodeling, renovation or restoration of its leased premises, (B) the 469 7th Avenue Specified Tenant entering into a sublease for all or a portion of its 469 7th Avenue Specified Tenant space will not, in and of itself, constitute a go dark event as to the 469 7th Avenue Specified Tenant, as long as (1) such sublease was entered into in accordance with the applicable terms of the 469 7th Avenue Specified Tenant lease and the 469 7th Avenue Whole Loan documents, and (2) the applicable subtenant takes (and remains in) possession of, and does not “go dark” at all or any portion of, the space demised pursuant to such sublease or (viii) a 469 7th Avenue Specified Tenant that is a governmental authority (A) fails to timely appropriate or procure sufficient funds to satisfy its obligations under its lease or the applicable lease guaranty or (B) states or acknowledges in a public forum, otherwise admits in writing or gives notice to the borrower that it does not have sufficient funds to timely satisfy its obligations under its lease or the applicable lease guaranty.

“469 7th Avenue Specified Tenant Trigger Event Cure” means (i) with respect to clause (i) of 469 7th Avenue Specified Tenant Trigger Event, the date that (x) the applicable 469 7th Avenue Specified Tenant revokes or rescinds all termination or cancellation notices, (y) the applicable 469 7th Avenue Specified Tenant lease is extended on terms satisfying the requirements of the 469 7th Avenue Whole Loan documents or (z) all or substantially all of the applicable 469 7th Avenue Specified Tenant space is leased to a replacement tenant in accordance with the requirements of the 469 7th Avenue Whole Loan documents, (ii) with respect to clause (ii) of 469 7th Avenue Specified Tenant Trigger Event, the date that (x) the applicable 469 7th Avenue Specified Tenant lease is extended on terms satisfying the requirements of the 469 7th Avenue Whole Loan documents or (y) all or substantially all of the applicable 469 7th Avenue Specified Tenant space is leased to a replacement tenant, (iii) with respect to clause (iii) of 469 7th Avenue Specified Tenant Trigger Event, the date that (x) the applicable 469 7th Avenue Specified Tenant lease is extended on terms satisfying the requirements of the 469 7th Avenue Whole Loan documents or (y) all or substantially all of the applicable 469 7th Avenue Specified Tenant space is leased to a replacement tenant, (iv) with respect to clause (iv) of 469 7th Avenue Specified Tenant Trigger Event, a cure of the applicable event of default, (v) with respect to clause (v) of 469 7th Avenue Specified Tenant Trigger Event, the affirmation of the 469 7th Avenue Specified Tenant lease in the applicable bankruptcy proceeding and confirmation that the 469 7th Avenue Specified Tenant is actually paying all rents and other amounts under its lease (or, if applicable, the discharge or dismissal of the applicable 469 7th Avenue Specified Tenant lease guarantor from the applicable bankruptcy proceeding; provided that such bankruptcy (after dismissal or discharge) does not have an adverse effect on such 469 7th Avenue Specified Tenant lease guarantor’s ability to perform its obligations under its lease guaranty), (vi) with respect to clause (vi) of 469 7th Avenue Specified Tenant Trigger Event, all or substantially all of the applicable 469 7th Avenue Specified Tenant space is leased to a replacement tenant, (vii) with respect to clause (vii) of 469 7th Avenue Specified Tenant Trigger Event, the 469 7th Avenue Specified Tenant re-commences its normal business operations at its 469 7th Avenue Specified Tenant space or a portion thereof and (viii) with respect to clause (viii) of 469 7th Avenue Specified Tenant Trigger Event, the appropriation or procurement by the applicable 469 7th Avenue Specified Tenant or the applicable lease guarantor, as the case

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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may be, of sufficient funds to timely satisfy its obligations under the related 469 7th Avenue Specified Tenant lease or the related lease guaranty.

“469 7th Avenue Collateral Cure Conditions” means the borrower deposits cash into the excess cash flow account or delivers to the lender a letter of credit which, in either case, will serve as additional collateral for the 469 7th Avenue Whole Loan, in an amount equal to the 469 7th Avenue Collateral Deposit Amount (as defined below) (such deposit, a “Collateral Cure Deposit”). A Collateral Cure Deposit will be sufficient to suspend a 469 7th Avenue Trigger Period and/or a 469 7th Avenue Sweep Period, but in each case only to the extent arising pursuant to clause (A)(ii) of the definition thereof, for a period of one year from the date of such Collateral Cure Deposit. Thereafter, for so long as the borrower elects to satisfy the 469 7th Avenue Collateral Cure Conditions in order to suspend a 469 7th Avenue Trigger Period and/or 469 7th Avenue Sweep Period arising pursuant to clause (A)(ii) of the definition thereof, the 469 7th Avenue Collateral Cure Conditions will continue to be satisfied only if the borrower deposits additional cash collateral in the amount of the 469 7th Avenue Collateral Deposit Amount or increases the amount of the letter of credit previously delivered as a Collateral Cure Deposit by an amount equal to the 469 7th Avenue Collateral Deposit Amount (as applicable) on or before the date that is 30 days prior to each one year anniversary of the date the debt service coverage ratio first having fallen below a debt service coverage ratio of 1.35x.

“469 7th Avenue Collateral Deposit Amount” means the difference between (i) the underwritten cash flow necessary to achieve a debt service coverage ratio of 1.35x over a 12-month period and (ii) the underwritten cash flow necessary to achieve a debt service coverage ratio of 1.00x over a 12-month period.

“469 7th Avenue Sweep Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default or (ii) the debt service coverage ratio falling below 1.30x for one calendar quarter and (B) expiring upon (x) with regard to any 469 7th Avenue Sweep Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, and (y) with regard to any 469 7th Avenue Sweep Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.35x for one calendar quarter or the 469 7th Avenue Collateral Cure Conditions are satisfied and remain satisfied.

■	Property Management. The 469 7th Avenue Property is managed by Meyer Equities LLC, an affiliate of the borrower sponsor.
■	Current Mezzanine or Secured Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Release of Collateral. Not permitted.
■	Terrorism Insurance. The 469 7th Avenue Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 469 7th Avenue Property plus business interruption coverage in an amount equal to 100% of the projected gross income for the 469 7th Avenue Property until the completion of restoration or the expiration of 18 months. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $50,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.
■	Temporary Certificate of Occupancy. In New York City, a permanent or temporary certificate of occupancy is required for the lawful occupancy of a building that was built or significantly altered after 1938, including the 469 7th Avenue Property. A permanent certificate of occupancy had been issued by The City of New York Department of Buildings for the 469 7th Avenue Property, most recently in 1988. According to the borrower’s architect, that permanent certificate of occupancy remains in effect for the originally approved uses of the 469 7th Avenue Property. A temporary certificate of occupancy (“TCO”) was issued on October 1, 2014 in connection with work at the 469 7th Avenue Property required under the lease with The City of New York. The TCO reflecting the alterations was not renewed when it lapsed in January 2015. Were enforcement action to be taken, the second floor of the 469 7th Avenue Property (which is a portion of the space leased to The City of New York, for occupancy by the New York City Police Department) could not be lawfully occupied until issuance of a valid TCO. An August 23, 2022 letter from the borrower’s architect states that an inspection of the 469 7th Avenue Property on August 15, 2022
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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identified three items that the borrower was required to correct before the TCO is issued, and the architect’s letter states that all such items were corrected. Nevertheless, we cannot assure you that the TCO will be issued as expected or at all. See “Description of the Mortgage Pool—Zoning and Building Code Compliance and Condemnation” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
78

WELLS FARGO CENTER TAMPA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Wells Fargo Center Tampa
100 Ashley Drive South
Tampa, FL 33602
Tampa
Town 'N' Country
Temple Terrace
DOWNTOWN TAMPA
TAMPA INTERNATIONAL AIRPORT
PETER O' KNIGHT AIRPORT
MACDILL AIR FORCE BASE
Old Tampa Bay
Hillsborough Bay
University Community Hospital
The Claw At USF
Lettuce Lake Park
University Of South Florida
University Square Mall
TEMPLE PARK
NORTH TAMPA
Busch Gardens Tampa Bay
Florida College
Babe Zaharias Golf Course
FOREST HILLS
Emerald Greens Golf & Country Club
Westfield Citrus Park
Main Street Shopping Center
Dale Mabry Hwy Restaurants & Retail
Westwood Plaza
Carrollwood Shopping Center
Marketplace at Citrus Park
Town 'N' Country Promenade
Waters Crossing
Twelve Oaks Plaza
TWELVE OAKS
Fountain Oaks Shopping Mall
Walmart Supercenter
Waters & Armenia Plaza
Magic Mall
Northgate Shopping Center
SULPHUR SPRINGS
TEMPLE CREST
Rogers Park Golf Course
Temple Terrace
Temple Terrace Golf & Country Club
LOWRY PARK CENTRAL
Lowry Park Zoo
AdventHealth Carrollwood
Northwest Park
Tampa Community Hospital
Hillsborough Commons
Town N Country
Horizon Park Shopping Center
Hillsboro Plaza
SEMINOLE HEIGHTS
Walmart Supercenter
NORTHEAST
Seminole Hard Rock Hotel & Casino
Netpark Tampa Bay
Florida State Fairgrounds
NORTHVIEW HILLS
Kindred Hospital Central Tampa
GOLFWOOD ESTATES
DREW PARK
Al Lopez Park
Steinbrenner Field
St. Joseph's Children's Hospital
Raymond James Stadium
Rocky Point Golf Course
Hillsborough Community College
Fiesta Plaza
YBOR CITY
GRANT PARK
COLLEGE HILL
BEASLEY
International Plaza and Bay Street
Tampa Plaza
OLD WEST TAMPA
7th Ave Restaurants & Retail
EAST YBOR
ORIENT PARK
Westshore Blvd Restaurants & Retail
Walter's Crossing
OAKFORD PARK
University of Tampa
Westshore Plaza
BEACH PARK
COURIER CITY
Florida Aquarium
Amalie Arena
Tampa Bay History Center
Tampa General Hospital
Palm River Square
DAVIS ISLAND
BELMAR GARDENS
Britton Plaza
BAYSIDE WEST
RATTLESNAKE
BALLAST POINT
INTERBAY
PORT TAMPA CITY
Picnic Island Park
MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Tampa, Florida	Cut-off Date Balance		$43,000,000
Property Type	Office	Cut-off Date Balance per SF(1)		$187.36
Size (SF)	389,624	Percentage of Initial Pool Balance		5.2%
Total Occupancy as of 6/30/2022	88.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/30/2022	88.3%	Type of Security		Fee
Year Built / Latest Renovation	1985 / 2022	Mortgage Rate		5.72000%
Appraised Value	$122,850,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$12,277,699
Underwritten Expenses	$4,842,520	Escrows(2)
Underwritten Net Operating Income (NOI)	$7,435,179		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,771,656	Taxes	$1,557,182	$141,562
Cut-off Date LTV Ratio(1)	59.4%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)	59.4%	Replacement Reserve	$0	$6,494
DSCR Based on Underwritten NOI / NCF(1)	1.76x / 1.60x	TI/LC	$1,000,000	$48,703
Debt Yield Based on Underwritten NOI / NCF(1)	10.2% / 9.3%	Other(3)	$857,573	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$73,000,000	58.1%	Purchase Price	$120,000,000	95.6%
Principal New Cash Contribution	49,333,167	39.3	Reserves	3,414,755	2.7
Other Sources(4)	3,238,840	2.6	Closing Costs	2,157,253	1.7

Total Sources	$125,572,008	100.0%	Total Uses	$125,572,008	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Wells Fargo Center Tampa Whole Loan (as defined below).
(2)	See “—Escrows” below.
(3)	Includes an unfunded obligations reserve and a gap rent reserve of $622,047 and $235,526, respectively.
(4)	Other Sources primarily consist of purchase price credits for the borrowers consisting of (i) $979,575 for 2022 real estate taxes, (ii) $785,931 for security deposits, (iii) $733,939 of August rent received by the seller of the Wells Fargo Center Tampa Property (as defined below) and prepaid rent, (iv) $434,710 for tenant improvements and leasing commissions and (v) $305,403 in free rent.
■	The Mortgage Loan. The Wells Fargo Center Tampa mortgage loan (the “Wells Fargo Center Tampa Mortgage Loan”) is part of a whole loan (the “Wells Fargo Center Tampa Whole Loan”) consisting of two pari passu notes with an aggregate outstanding balance as of the Cut-off Date of $73,000,000 and is secured by a first lien mortgage on the borrowers’ fee interest in a 389,624 SF office property located in Tampa, Florida (the “Wells Fargo Center Tampa Property”). The Wells Fargo Center Tampa Whole Loan was originated on August 10, 2022 by CREFI (“CREFI”) and accrues interest at a fixed rate of 5.72000% per annum. The Wells Fargo Center Tampa Mortgage Loan, which will be included in the Benchmark 2022-B37 transaction, is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $43,000,000 and represents approximately 5.2% of the Initial Pool Balance. The non-controlling note A-2 has an outstanding balance as of the Cut-off Date of $30,000,000 and was included in the BMO 2022-C3 securitization trust.

The Wells Fargo Center Tampa Whole Loan had an initial term of 120 months, a remaining term of 119 months as of the Cut-off Date and is interest only for the full term. The scheduled maturity date of the Wells Fargo Center Tampa Whole Loan is September 6, 2032.

The table below summarizes the promissory notes that comprise the Wells Fargo Center Tampa Whole Loan. The relationship between the holders of the Wells Fargo Center Tampa Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$43,000,000	$43,000,000	Benchmark 2022-B37	Yes
A-2	30,000,000	30,000,000	BMO 2022-C3	No
Total	$73,000,000	$73,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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■	The Mortgaged Property. The Wells Fargo Center Tampa Property is a 389,624 SF, 22-story office building located in Tampa, Florida. The Wells Fargo Center Tampa Property was constructed in 1985, renovated in 2022 and is situated on a 1.48-acre site. The Wells Fargo Center Tampa Property includes an adjacent 9-story parking garage with 519 covered and uncovered parking spaces resulting in a parking ratio of 1.33 spaces per 1,000 SF of net rentable area. Since 2009, the Wells Fargo Center Tampa Property has received $8,400,000 in capital improvements, including a roof replacement, elevator modernizations, lobby and common area upgrades, parking garage improvements, exterior improvements and recent enhancements to the HVAC equipment. The Wells Fargo Center Tampa Property amenities include a first-class fitness center, a full menu café and tenant lounge with Wi-Fi, a state-of-the art conference center, courtesy shuttle service and a full-service bank branch. As of June 30, 2022, the Wells Fargo Center Tampa Property was 88.3% leased to 50 tenants with no tenant accounting for more than 13.7% of the underwritten base rent and 11.4% of net rentable area.

The largest tenant based on underwritten base rent at the Wells Fargo Center Tampa Property, Wells Fargo Bank, occupies 44,566 SF (11.4% of NRA; 13.7% of underwritten base rent). Founded in 1852 and headquartered in San Francisco, Wells Fargo Bank provides banking, investment and mortgage products and services, as well as consumer and commercial finance through more than 7,200 locations, more than 13,000 ATMs, the internet, and mobile banking and has offices in 31 countries and territories to support customers who conduct business in the global economy. Wells Fargo Bank has two, five-year renewal options and the option to partially terminate its lease and give back either the entire ninth floor (20,367 SF) or tenth floor (20,147 SF) effective on July 31, 2025 with notice no later than August 31, 2023 and payment of a contraction fee. Wells Fargo Bank has occupied space at the Wells Fargo Center Tampa Property since 1994 and serves as the brand anchor tenant of the Wells Fargo Center Tampa Property.

The second largest tenant based on underwritten base rent at the Wells Fargo Center Tampa Property, Phelps Dunbar, LLP occupies 30,311 SF (7.8% of NRA; 8.3% of underwritten base rent). Phelps Dunbar, LLP is a law firm with 11 office locations in the United States and London focusing on six core areas: labor, employment, litigation, business, admiralty, insurance coverage and healthcare. Phelps Dunbar, LLP has occupied space at the Wells Fargo Center Tampa Property since 2017. Phelps Dunbar, LLP has two, five-year renewal options and the right to terminate its lease on October 31, 2024 upon written notice no later than October 31, 2023 and the payment of a termination fee.

The third largest tenant based on underwritten base rent at the Wells Fargo Center Tampa Property, Wicker, Smith, O'Hara, McCoy & Ford, PA, occupies 20,632 SF (5.3% of NRA; 6.4% of underwritten base rent). Wicker, Smith, O'Hara, McCoy & Ford, PA is a law firm established in 1952 with over 260 attorneys across 16 offices with 12 Florida locations. Wicker, Smith, O'Hara, McCoy & Ford, PA represents professionals and multinational corporations in litigation, as well as business and transactional law. Wicker, Smith, O'Hara, McCoy & Ford, PA has occupied space at the Wells Fargo Center Tampa Property since 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to the tenants at the Wells Fargo Center Tampa Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Wells Fargo Bank(4)	A1/BBB+/NR	44,566	11.4%	$1,470,945	13.7%	$33.01	7/31/2027	2, 5-year options
Phelps Dunbar, LLP(5)	NR/NR/NR	30,311	7.8	$891,647	8.3	29.42	6/30/2028	2, 5-year options
Wicker, Smith, O'Hara, McCoy & Ford, PA	NR/NR/NR	20,632	5.3	$690,673	6.4	33.48	7/31/2029	NAP
Valet Living, LLC	NR/NR/NR	20,601	5.3	$633,893	5.9	30.77	8/31/2028	1, 5-year option
Datis HR Cloud, Inc	NR/NR/NR	19,618	5.0	$610,999	5.7	31.14	8/31/2031	1, 5-year option
Hinshaw & Culbertson LLP	NR/NR/NR	13,284	3.4	$418,712	3.9	31.52	1/31/2023	1, 5-year option
Carlton Fields, P.A.(6)	NR/NR/NR	14,510	3.7	$406,280	3.8	28.00	10/31/2029	NAP
RGN-Tampa V, LLC (Regus)	NR/NR/NR	12,907	3.3	$341,132	3.2	26.43	11/30/2025	2, 5-year options
Bush, Graziano, Rice & Platter, P.A.	NR/NR/NR	10,138	2.6	$308,685	2.9	30.45	8/31/2024	1, 5-year option
Anthony & Partners, LLC	NR/NR/NR	10,001	2.6	$306,031	2.8	30.60	5/31/2031	1, 5-year option
Ten Largest Owned Tenants		196,568	50.5%	$6,078,997	56.5%	$30.93
Remaining Tenants		147,573	37.9	4,681,085	43.5	31.72
Vacant		45,483	11.7	0	0.0	0.00
Total / Wtd. Avg.		389,624	100.0%	$10,760,081	100.0%	$31.27

(1)	Based on the underwritten rent roll dated June 30, 2022.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps of $344,859 underwritten for various tenants through August 1, 2023.
(4)	Wells Fargo Bank has the option to partially terminate its lease and give back either the entire ninth floor (20,367 SF) or tenth floor (20,147 SF) effective as of July 31, 2025 with notice no later than August 31, 2023 and payment of a contraction fee.
(5)	Phelps Dunbar, LLP has the right to terminate its lease on October 31, 2024 upon written notice no later than October 31, 2023 and the payment of a termination fee.
(6)	Carlton Fields, P.A. has the right to terminate its lease on October 31, 2026 upon notice no later than October 31, 2025 and the payment of a termination fee.

The following table presents certain information relating to the lease rollover schedule at the Wells Fargo Center Tampa Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	1,853	0.5	0.5%	61,757	0.6	33.33	1
2023	37,950	9.7	10.2%	1,191,408	11.1	31.39	8
2024	28,861	7.4	17.6%	907,222	8.4	31.43	8
2025	32,920	8.4	26.1%	997,955	9.3	30.31	7
2026	25,411	6.5	32.6%	805,413	7.5	31.70	8
2027	65,728	16.9	49.5%	2,191,471	20.4	33.34	7
2028	60,309	15.5	64.9%	1,772,682	16.5	29.39	3
2029	46,473	11.9	76.9%	1,421,039	13.2	30.58	4
2030	0	0.0	76.9%	0	0.0	0.00	0
2031	35,564	9.1	86.0%	1,107,448	10.3	31.14	3
2032	0	0.0	86.0%	0	0.0	0.00	0
2033 & Thereafter	9,072	2.3	88.3%	303,685	2.8	33.48	1
Vacant	45,483	11.7	100.0%	0	0.0	0.00	0
Total	389,624	100.0%		$10,760,081	100.0%	$31.27	50

(1)	Based on the underwritten rent roll dated June 30, 2022.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.
(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF include contractual rent steps of $344,859 underwritten for various tenants through August 1, 2023.

The following table presents certain information relating to historical occupancy at the Wells Fargo Center Tampa Property:

Historical Leased %(1)

2019	2020	2021	As of 6/30/2022(2)
83.3%	84.0%	81.8%	88.3%

(1)	Historical occupancies are the annual average physical occupancy of each respective year.
(2)	Based on the underwritten rent roll dated June 30, 2022.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Wells Fargo Center Tampa Property:

Cash Flow Analysis(1)

	2019	2020	2021	TTM 6/30/2022	Underwritten	Underwritten $ per SF
Base Rent	$8,419,217	$8,160,568	$8,210,474	$8,706,908	$10,415,223	$26.73
Contractual Rent Steps(2)	0	0	0	0	344,859	0.89
Potential Income from Vacant Space	0	0	0	0	1,520,099	3.90
Reimbursements	517,458	528,005	308,607	406,044	328,451	0.84
Other Income(3)	1,021,465	1,038,899	1,020,773	1,189,167	$1,189,167	3.05
Vacancy & Credit Loss	0	0	0	0	(1,520,099)	($3.90)
Effective Gross Income	$9,958,140	$9,727,472	$9,539,855	$10,302,119	$12,277,699	$31.51

Real Estate Taxes	$1,581,449	$1,550,362	$1,618,256	$1,701,495	$1,923,708	$4.94
Insurance	181,652	185,941	172,672	205,441	249,317	0.64
Management Fee	288,002	292,165	282,458	307,744	368,331	0.95
Other Operating Expenses	2,328,722	2,238,698	2,297,811	2,477,717	2,301,165	$5.91
Total Operating Expenses	$4,379,825	$4,267,166	$4,371,197	$4,692,397	$4,842,520	$12.43

Net Operating Income(4)	$5,578,315	$5,460,306	$5,168,658	$5,609,722	$7,435,179	$19.08
TI/LC	0	0	0	0	585,598	1.50
Capital Expenditures	0	0	0	0	77,925	0.20
Net Cash Flow	$5,578,315	$5,460,306	$5,168,658	$5,609,722	$6,771,656	$17.38

(1)	Based on the underwritten rent roll dated June 30, 2022.
(2)	Contractual Rent Steps totaling $344,859 are underwritten through August 2023.
(3)	Other Income includes directly reimbursed expenses such as utilities and parking.
(4)	The increase from TTM 6/30/2022 Net Operating Income to Underwritten Net Operating Income is primarily attributable to contractual rent steps and the signing of new leases for tenants including the Law Office of Ammenand and Hamilton, Miller & Birthisel, LLP, representing 3,811 SF.
■	Appraisal. According to the appraisal, the Wells Fargo Center Tampa Property had an “as-is” appraised value of $122,850,000 as of July 8, 2022.
■	Environmental Matters. According to the Phase I environmental report dated May 3, 2022, there are no recognized environmental conditions or recommendations for further action at the Wells Fargo Center Tampa Property.
■	Market Overview and Competition. The Wells Fargo Center Tampa Property is located in the Downtown Tampa submarket in Tampa, Florida, near the Selmon Expressway, Interstate 275, and Kennedy Boulevard. The Wells Fargo Center Tampa Property is located within the Central Business District of Tampa with Ashley Drive to the north, Selmon Expressway to the south, Florida Avenue to the east and Kennedy Boulevard to the west. Other local landmarks include Water Street Tampa, Tampa Riverwalk, Tampa Convention Center, Curtis Hixon Waterfront Park, Amalie Arena, and The Florida Aquarium. Tampa is part of the metropolitan area referred to as the Tampa Bay Area and is bordered by two bodies of water, Old Tampa Bay and Hillsborough Bay, both of which flow to form Tampa Bay, which in turn flows into the Gulf of Mexico. The Downtown Tampa submarket contains roughly 11.4 million SF of office space and the Tampa office market has a vacancy rate of 9.0% with an average $33.33 per SF market rent. Rents in the Downtown Tampa submarket posted a gain of 3.1% over the past 12 months. According to a third-party report there is an office inventory of approximately 18.9 million SF, with an average vacancy rate of 6.1% and an average asking rental rate of $34.36 per SF within a three-mile radius of the Wells Fargo Center Tampa Property as of the second quarter of 2022. The submarket exhibits a positive net absorption of 244,541 SF as of the second quarter of 2022. Approximately 41,229 SF in two projects are currently under construction within the vicinity of the Wells Fargo Center Tampa Property.

According to a third-party report, the estimated 2021 population within a one-, three- and five-mile radius of the Wells Fargo Center Tampa Property was 18,490, 103,900 and 235,709, respectively, and the estimated 2021 average household income within the same radii was approximately $124,056, $99,208 and $96,082, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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WELLS FARGO CENTER TAMPA

The following table presents certain information relating to the appraisal’s market rent conclusion for the Wells Fargo Center Tampa Property:

Market Rent Summary(1)

	Office Floors 1-5	Office Floors 6-13	Office Floors 14-20	Office Floors 21-22
Market Rent (PSF)	$32.50	$33.50	$33.50 / $34.00	$35.00
Lease Term (Years)	5	5	5	5
Lease Type (Reimbursements)	Base Year Stop	Base Year Stop	Base Year Stop	Base Year Stop
Contract rent Increase Projection	3.00%	3.00%	3.00%	3.00%

(1)	Source: Appraisal.

The following table presents certain information relating to comparable office sales for the Wells Fargo Center Tampa Property:

Comparable Sales Summary(1)

Property Name/Location	Sale Date	Year Built/ Renovated	Total GLA (SF)	Occupancy	Sale Price	Sale Price/PSF
Wells Fargo Center Tampa	N/A	1985/2022	389,624(2)	88.30%(2)	NAP	NAP
Tampa, FL
Miami Tower	Jun-2022	1987/NAP	632,147	69.00%	$162,500,000	$257.06
Miami, FL
Wells Fargo Office Center	May-2022	1985/NAP	389,624	89.00%	$120,000,000	$307.99
Tampa, FL
Airport Executive Center	Oct-2021	1985/NAP	238,325	84.00%	$55,750,000	$233.92
Tampa, FL
Highwoods Preserve VII	Jun-2021	2007/NAP	115,230	100.00%	$43,000,000	$373.17
Tampa, FL
Two Harbour Place	Jun-2021	1998/NAP	187,666	92.00%	$56,350,000	$300.27
Tampa, FL

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated as of June 30,2022.

■	The Borrowers. The borrowers consist of four entities that hold title to the Wells Fargo Center Tampa Property as tenants-in-common: Ashley Drive Associates LLC, Ashley Drive I Associates LLC, Ashley Drive II Associates LLC and 100 South Ashley LLC, each a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Wells Fargo Center Tampa Whole Loan.

The borrower sponsors and non-recourse carveout guarantors are Jeffrey J. Feil and Abraham (Axel) Stawski. The Feil Organization has sponsored other loans originated by CREFI and is led by Jeffrey J. Feil, an established family-owned investment, development and management firm based in New York City. The firm was founded by Louis Feil in the 1950s and manages 24 million SF of retail, commercial and industrial properties, 5,000 residential rental units and thousands of acres of undeveloped land across the United States. Axel Stawski is the founder of Stawski Partners, a family-owned real estate manager and developer focusing on boutique properties and floor plans that allow resident customization and potential expansion.

■	Escrows. At origination of the Wells Fargo Center Tampa Whole Loan, the borrowers deposited approximately (i) $1,557,182 into a real estate tax reserve account, (ii) $1,000,000 into a tenant improvement and leasing commissions account, (iii) $622,047 into an unfunded obligations reserve account, and (iv) $235,526 into a gap rent reserve account.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $141,562).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Insurance Escrows – The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies; provided, however, such insurance reserve has been conditionally waived so long as the borrowers maintain a blanket policy meeting the requirements of the Wells Fargo Center Tampa Whole Loan documents.

TI/LC Reserve –The borrowers are required to deposit into a tenant improvement and leasing commissions reserve, on a monthly basis, an amount equal to approximately $48,703.

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $6,494.

■	Lockbox and Cash Management. The Wells Fargo Center Tampa Whole Loan is structured with a hard lockbox and springing cash management. At origination of the Wells Fargo Center Tampa Whole Loan, the borrowers were required to deliver a notice to each tenant at the Wells Fargo Center Tampa Property directing such tenant to remit all payments under its lease directly to the lender-controlled lockbox. All funds received by the borrowers or the property manager are required to be deposited in a lockbox account promptly upon receipt. All funds deposited into the lockbox are required to be released to the borrowers on each business day unless a Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Wells Fargo Center Tampa Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Wells Fargo Center Tampa Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Wells Fargo Center Tampa Whole Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Wells Fargo Center Tampa Whole Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon (i) the occurrence and continuance of an event of default (subject to any applicable notice and cure period), (ii) the debt service coverage ratio falling below 1.25x (provided that a Trigger Period pursuant to this clause (ii) will not be deemed to exist to the extent that and for so long as the Collateral Cure Conditions (as defined below) are satisfied), or (iii) the occurrence of a Specified Tenant Trigger Period (defined below); and (B) terminating upon, as applicable (i) the cure of the applicable event of default, (ii) the debt service coverage ratio remaining at or above 1.25x for two consecutive calendar quarters (calculated on an interest only basis), and (iii) the applicable Specified Tenant Trigger Period ceasing to exist.

“Collateral Cure Conditions” mean the borrowers have deposited cash into an account with the lender or delivered a letter of credit which, in either case, serves as additional collateral for the Wells Fargo Center Tampa Whole Loan in an amount equal to $1,043,900 (the “Collateral Deposit Amount”) and, thereafter, for so long as the borrowers elect to satisfy the Collateral Cure Conditions in order to avoid a Trigger Period, on each one year anniversary of the date the borrowers made said deposit (or delivered said letter of credit), the borrowers deposit additional cash collateral in the amount of the Collateral Deposit Amount or increase the amount of the letter of credit by an amount equal to the Collateral Deposit Amount. The collateral referenced in this definition will be returned to the borrowers, provided that no event of default is ongoing under the Wells Fargo Center Tampa Whole Loan documents, upon the full repayment of the Wells Fargo Center Tampa Whole Loan or at such time as the Trigger Period that the Collateral Cure Conditions relate to would have been cured had the borrowers not satisfied the Collateral Cure Conditions (i.e. at such time as the debt service coverage ratio (without taking into account the cash deposit and/or letter of credit) equals or is greater than 1.30x for two consecutive calendar quarters).

A “Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) an event of default under the applicable Specified Tenant (as defined below) lease has occurred beyond all applicable notice, cure and grace periods, (ii) the applicable Specified Tenant failing to be in actual, physical possession of the Specified Tenant Space (as defined below) (or applicable portion thereof), failing to be open to the public for business during customary hours and/or “going dark” in the Specified Tenant Space (a “Go Dark Trigger”), provided that Specified Tenant will not be deemed to fail to be in occupancy or open for business solely as a result of (x) any company-wide work from home policy of any Specified Tenant implemented at the Wells Fargo Center Tampa Property due to the COVID-19 pandemic or any similar public health emergency or any governmental edict, action, declarations, quarantines, regulation or circumstance, (y) the repair, restoration or improvements of the Wells Fargo

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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WELLS FARGO CENTER TAMPA

Center Tampa Property or the Specified Tenant Space, or (z) work from home flexibility consistent with other similarly situated tenants, (iii) the applicable Specified Tenant giving notice that it is terminating its lease for all or more than 30% of the Specified Tenant Space (or applicable portion thereof), (iv) any termination or cancellation of the applicable Specified Tenant’s lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or such Specified Tenant’s lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of the applicable Specified Tenant and (vi) the applicable Specified Tenant failing to extend or renew its lease on or prior to the date occurring on the earlier of (a) 12 months prior to the expiration of the then-applicable term of such Specified Tenant lease and (b) the notice period required under the applicable Specified Tenant’s lease in accordance with the applicable terms and conditions thereof for a term of five years; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence may include, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance reasonably acceptable to the lender) of (1) the satisfaction of the Specified Tenant Cure Conditions (as defined below) or (2) the borrowers leasing the entire Specified Tenant Space (or applicable portion thereof) in accordance with the applicable terms and conditions of the Wells Fargo Center Tampa Whole Loan documents for a minimum term of five years, the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease (or the borrowers have deposited any free rent with the lender).

A “Specified Tenant” means, as applicable, any tenant which, individually or when aggregated with all other leases at the Wells Fargo Center Tampa Property with the same tenant or its affiliate, either (A) accounts for 11% or more of the total rental income for the Wells Fargo Center Tampa Property, or (B) demises 11% or more of the Wells Fargo Center Tampa Property’s gross leasable area. As of August 10, 2022, Wells Fargo Bank was the sole Specified Tenant at the Wells Fargo Center Tampa Property.

A “Specified Tenant Space” means the portion of the Wells Fargo Center Tampa Property demised as of the date of origination of the Wells Fargo Center Tampa Whole Loan to the initial Specified Tenant pursuant to the initial Specified Tenant’s lease.

“Specified Tenant Cure Conditions” means (i) the applicable Specified Tenant has cured all defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant Space (or applicable portion thereof), open to the public for business during customary hours and not “dark” in the Specified Tenant Space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant Lease, the applicable Specified Tenant has renewed or extended the applicable Specified Tenant lease in accordance with the terms of such lease and of the Wells Fargo Center Tampa Whole Loan documents for a minimum term of five years, (v) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings or the applicable Specified Tenant lease has been assumed or affirmed pursuant to a final, non-appealable order of a court of competent jurisdiction, (vi) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease (or any free rent is deposited with lender), (vii) the applicable Specified Tenant Space has been re-let for a minimum of five years and (viii) in the event the Specified Tenant Trigger Period is due to a Go Dark Trigger, the applicable Specified Tenant with respect to which such Go Dark Trigger occurred satisfies the Excess Cash Flow Cure Condition (defined below).

A “Excess Cash Flow Cure Condition” means that the following conditions are satisfied: (i) a Trigger Period has occurred and is continuing solely as the result of the occurrence of a Go Dark Trigger and no other Trigger Period exists and (ii) either (a) the amount of funds on deposit in the excess cash flow account equals or exceeds an amount equal to the next one year of full, unabated rent payments from the applicable Specified Tenant or (b) the borrowers have deposited cash or a letter of credit into the excess cash flow account in an amount which equals or exceeds an amount equal to the next one year of full, unabated rent payments from the applicable Specified Tenant.

■	Property Management. The Wells Fargo Center Tampa Property is currently managed by Jeffrey Management Corp., an affiliate of the borrower sponsors.
■	Current Mezzanine or Secured Subordinate Indebtedness. None.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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WELLS FARGO CENTER TAMPA
■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Release of Collateral. Not permitted.
■	Terrorism Insurance. The Wells Fargo Center Tampa Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the Wells Fargo Center Tampa Property plus business interruption coverage in an amount equal to 100% of the projected gross income for the Wells Fargo Center Tampa Property until the completion of restoration or the expiration of 18 months, with a six-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $100,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
89

CITYLINE EXTRA CLOSET STORAGE PORTFOLIO

Your Extra Closet
EXIT ONLY

Your Extra Closet
Self Storage. Simply.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
90

CITYLINE EXTRA CLOSET STORAGE PORTFOLIO

MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
MISSOURI
Poplar Bluff
KENTUCKY
Nashville
Jonesboro
Batesville
Jackson
TENNESSEE
Memphis
Little Rock
ARKANSAS
Oxford
Tupelo
Pine Bluff
MISSISSIPPI
ALABAMA
Starkville
Birmingham
Greenville
El Dorado
Tuscaloosa
LOUISIANA

CityLine Extra Closet Storage Portfolio

	PROPERTY NAME	ADDRESS	CITY	STATE	ZIP CODE
1	Your Extra Closet - Oxford	8 Industrial Park Drive	Oxford	Mississippi	38655
2	Your Extra Closet - Oxford	476 Highway 6 West	Oxford	Mississippi	38655
3	Your Extra Closet - Oxford	108 Allison Cove	Oxford	Mississippi	38655
4	Your Extra Closet - Oxford	77 County Road 102	Oxford	Mississippi	38655
5	Your Extra Closet - Oxford	111 Mall Drive	Oxford	Mississippi	38655
6	Your Extra Closet - Oxford	610 McLarty Road	Oxford	Mississippi	38655
7	Your Extra Closet - Starkville	1003 Old Highway 182 East	Starkville	Mississippi	39759
8	Your Extra Closet - Starkville	612 Dr. Martin Luther King Jr. Drive West	Starkville	Mississippi	39759
9	Your Extra Closet - Starkville	1002 North Jackson Street	Starkville	Mississippi	39759
10	Your Extra Closet - Starkville	102 Lynn Lane	Starkville	Mississippi	39759
11	Your Extra Closet - Valley View	5925 Southwest Drive	Jonesboro	Arkansas	72404
12	Your Extra Closet - Valley View	2118 Clinton School Road	Jonesboro	Arkansas	72401
13	Your Extra Closet - Brookland	9447 US 49 North	Brookland	Arkansas	72417
14	Your Extra Closet - Brookland	3803 Linwood Drive	Paragould	Arkansas	72450
15	Your Extra Closet - Brookland	603 North 14th Street	Paragould	Arkansas	72450
16	Your Extra Closet - Mead Drive	3119 Mead Drive	Jonesboro	Arkansas	72404

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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CITYLINE EXTRA CLOSET STORAGE PORTFOLIO
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	5	Loan Seller		CREFI
Location (City/State)(1)	Various	Cut-off Date Balance		$43,000,000
Property Type	Self Storage	Cut-off Date Balance per SF		$70.05
Size (SF)	613,868	Percentage of Initial Pool Balance		5.2%
Total Occupancy as of 7/31/2022	95.5%	Number of Related Mortgage Loans		2
Owned Occupancy as of 7/31/2022	95.5%	Type of Security		Fee
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		5.12000%
Appraised Value	$72,030,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$5,899,240
Underwritten Expenses	$1,729,139	Escrows(2)
Underwritten Net Operating Income (NOI)	$4,170,101		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,108,714	Taxes	$113,152	$19,961
Cut-off Date LTV Ratio	59.7%	Insurance	$0	$9,463
Maturity Date LTV Ratio	59.7%	Replacement Reserve(3)	$86,373	$5,116
DSCR Based on Underwritten NOI / NCF	1.87x / 1.84x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$43,000,000	98.7%	Loan Payoff	$42,990,835	98.7%
Principal’s New Cash Contribution	562,565	1.3	Closing Costs	372,205	0.9
			Reserves(3)	199,524	0.5
Total Sources	$43,562,565	100.0%	Total Uses	$43,562,565	100.0%

(1)	See Portfolio Summary table below.
(2)	See “—Escrows” below.
(3)	The Upfront Replacement Reserve of approximately $86,373 was initially funded in connection with the prior debt on the CityLine Extra Closet Storage Portfolio Properties (as defined below).
■	The Mortgage Loan. The CityLine Extra Closet Storage Portfolio mortgage loan (the “CityLine Extra Closet Storage Portfolio Loan”) is secured by a first mortgage encumbering the borrowers’ fee interest in a portfolio of five self storage properties comprised of 4,747 units totaling 613,868 SF across Mississippi and Arkansas (collectively, the “CityLine Extra Closet Storage Portfolio Properties”). The CityLine Extra Closet Storage Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $43,000,000 and represents approximately 5.2% of the Initial Pool Balance. The CityLine Extra Closet Storage Portfolio Loan was originated by Citi Real Estate Funding Inc. (“CREFI”) on August 26, 2022. The proceeds of the CityLine Extra Closet Storage Portfolio Loan were used to refinance existing debt on the CityLine Extra Closet Storage Portfolio Properties, pay closing costs, and fund upfront reserves.

The CityLine Extra Closet Storage Portfolio Loan has an initial term of 120 months and a remaining term of 119 months as of the Cut-off Date. The CityLine Extra Closet Storage Portfolio Loan has a 10-year interest only term and accrues interest at a rate of 5.12000% per annum. The scheduled maturity date of the CityLine Extra Closet Storage Portfolio Loan is September 6, 2032.

■	The Mortgaged Property. The CityLine Extra Closet Storage Portfolio Properties are comprised of five self storage properties encompassing 16 facilities located across Mississippi and Arkansas. Two properties, representing 77.8% of allocated loan amount (“ALA”), are located in Mississippi and three properties, representing 22.2% of ALA, are located in Arkansas. The CityLine Extra Closet Storage Portfolio Properties were built between 1977 and 2019. Based on the in-place underwritten rent roll dated July 31, 2022, the current occupancy was 95.5%.

The CityLine Extra Closet Storage Portfolio Properties contain a total of 4,562 traditional storage units made up of 1,628 climate controlled units, 1,901 non-climate controlled units and 1,033 drive up units. The CityLine Extra Closet Storage Portfolio Properties also include 145 parking spots, 38 lockers, one warehouse unit and one office unit for a total of 4,747 units and 613,868 SF based on the underwritten rent roll dated July 31, 2022.

The Your Extra Closet – Oxford property is comprised of one primary site and five satellite facilities located in Oxford, Mississippi. The primary site is located on a 9.31-acre site at 8 Industrial Park Drive. The satellite facilities (476 Highway 6 West, 108 Allision Cove, 77 County Road 102, 111 Mall Drive and 610 McLarty Road) are located on 7.15, 1.77, 1.03, 0.76 and 0.59-acre sites, respectively. Each of the satellite facilities is located within seven

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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miles from the primary site. The Your Extra Closet – Oxford property contains 2,014 total units, consisting of 1,033 drive up units, 898 climate controlled units, 69 parking spaces and 14 lockers, totaling 254,018 SF.

The Your Extra Closet – Starkville property is comprised of two primary sites and two satellite facilities located in Starkville, Mississippi. The primary sites are located on a 4.12-acre site at 1003 Old Highway 182 East and a 4.07-acre site at 612 Dr. Martin Luther King Jr. Drive West. The satellite facilities (1002 North Jackson Street and 102 Lynn Lane) are located on 0.83 and 1.89-acre sites, respectively. Each of the satellite facilities is located within five miles from both primary sites, and the two primary sites are located within four miles from each other. The Your Extra Closet – Starkville property contains 1,098 total units, consisting of 779 non-climate controlled units and 319 climate controlled units, totaling 126,000 SF.

The Your Extra Closet - Valley View property is comprised of one primary site and one satellite facility located in Jonesboro, Arkansas. The primary site is located on a 6.90-acre site at 5925 Southwest Drive. The satellite facility (2118 Clinton School Road) is located on a 3.27-acre site. The satellite facility is located approximately 12 miles away from the primary site. The Your Extra Closet - Valley View property contains 484 total units, consisting of 299 non-climate controlled units, 144 climate controlled units, 40 parking spaces and one warehouse unit, totaling 75,175 SF.

The Your Extra Closet – Brookland property is comprised of one primary site located in Brookland, Arkansas and two satellite facilities in Paragould, Arkansas. The primary site is located on a 4.26-acre site at 9447 US 49. The satellite facilities (3803 Linwood Drive and 603 North 14th Street) are located on a 1.60 and 1.85-acre site, respectively. Each of the satellite facilities is located under 11 miles from the primary site. The Your Extra Closet – Brookland property contains 648 units, consisting of 562 non-climate controlled units, 62 climate controlled units and 24 parking spaces, totaling 94,750 SF.

The Your Extra Closet - Mead Drive property is comprised of one site located in Jonesboro, Arkansas. The site is located on a 6.18-acre site at 3119 Mead Drive. The Your Extra Closet - Mead Drive property contains 503 total units consisting of 261 non-climate controlled units, 205 climate controlled units, 24 lockers, 12 parking spaces and one office unit, totaling 63,925 SF.

The following table presents certain information relating to the CityLine Extra Closet Storage Portfolio Properties:

Portfolio Summary

Property Name	City, State	Allocated Loan Amounts ($)	% of Allocated Loan Amounts	Total SF(1)	Occ. (%)(1)	Year Built / Renovated	As-Is Appraised Value	UW NCF(1)
Your Extra Closet - Oxford	Oxford, MS	$23,660,000	55.0%	254,018	98.6%	1993-2018 / 2013-2018(2)	$38,860,000	$2,274,978
Your Extra Closet - Starkville	Starkville, MS	9,793,000	22.8	126,000	98.0%	1989-2017 / 2016-2018(3)	15,470,000	818,338
Your Extra Closet - Valley View	Jonesboro, AR	3,507,000	8.2	75,175	89.8%	2005-2018 / 2018	6,400,000	388,716
Your Extra Closet - Brookland	Brookland, Paragould, AR	3,049,000	7.1	94,750	91.9%	1977-2019 / 2018, 2019(4)	5,900,000	323,671
Your Extra Closet - Mead Drive	Jonesboro, AR	2,991,000	7.0	63,925	90.4%	1985 / 2015	5,400,000	303,012
Total / Wtd. Avg.		$43,000,000	100.0%	613,868	95.5%		$72,030,000	$4,108,714

(1)	Based on the underwritten rent roll dated July 31, 2022.
(2)	With respect to the Your Extra Closet – Oxford property, 8 Industrial Park Drive (Primary) was converted into self storage use in 2005 with additions in 2011, 2014, 2016 and 2018, 476 Highway 6 West (Satellite) was built in 1999, 108 Allison Cove (Satellite) was built in 1998, 77 County Road 102 (Satellite) was built in 2002, 111 Mall Drive (Satellite) was built in 1993 and 610 McLarty Road (Satellite) was built in 1996.
(3)	With respect to the Your Extra Closet – Starkville property, 1003 Old Highway 182 East (Primary) was built in 1994 with additions added in 1995, 2000, 2003 and 2015, 612 Dr. Martin Luther King Jr. Drive West (Primary) was built in 1994 with an addition in 2007, 1002 North Jackson Street (Satellite) was built in 2017 and 102 Lynn Lane (Satellite) was built in 1989 with additions in 1990 and 1992.
(4)	With respect to the Your Extra Closet – Brookland property, 9447 US 49 North (Primary) was built in 2018 and 2019, 3803 Linwood Drive (Satellite) was built in 1994 and 603 North 14th Street (Satellite) was built in 1977.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents the unit mix information relating to the CityLine Extra Closet Storage Portfolio Properties:

Unit Mix

Unit Types	Net Rentable Area(1)	% of NRA	# of Units(1)	Current Occupancy	UW Rent per Unit(2)
Non-Climate Controlled	261,000	42.5%	1,901	92.4%	$1,064.74
Climate Controlled	211,340	34.4%	1,628	97.3%	$1,878.87
Drive up	135,598	22.1%	1,033	98.6%	$1,384.12
Parking	2,880	0.5%	145	100.0%	$977.19
Lockers	950	0.2%	38	92.1%	$452.91
Warehouse	2,100	0.3%	1	100.0%	$7,200.00
Office(3)	0	0.0%	1	100.0%	$0.00
Total / Wtd. Avg.	613,868	100.0%	4,747	95.5%	$1,416.20

(1)	Based on the underwritten rent roll dated July 31, 2022.
(2)	Total / Wtd. Avg. is based on the occupied units for each unit type.
(3)	Represents the leasing office which does not generate any income for the CityLine Extra Closet Storage Portfolio Loan.

The following table presents certain information relating to historical leasing at the CityLine Extra Closet Storage Portfolio Properties:

Historical Leased %(1)

Property Name	2020	2021	Current(2)
Your Extra Closet - Oxford	75.6%	82.8%	98.6%
Your Extra Closet - Starkville	75.3%	86.7%	98.0%
Your Extra Closet - Valley View	59.9%	85.8%	89.8%
Your Extra Closet - Brookland	65.8%	85.2%	91.9%
Your Extra Closet - Mead Drive	60.6%	80.8%	90.4%
Wtd. Avg.	70.5%	84.1%	95.5%

(1)	Historical occupancies are based on the average annual occupied SF ending December 31 of the respective year unless otherwise noted.
(2)	Based on the underwritten rent roll dated July 31, 2022.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the CityLine Extra Closet Storage Portfolio Properties:

Cash Flow Analysis(1)

	2020	2021	T-6 Ann 7/31/2022(2)	Underwritten	Underwritten $ PSF
Base Rent	$3,741,207	$4,739,843	$5,731,628	$6,423,864	$10.46
Potential Income from Vacant Units	0	0	0	247,584	$0.40
Vacancy Loss & Credit Loss	0	0	0	(1,100,864)	($1.79)
Other Income(3)	222,774	289,545	343,288	328,656	$0.54
Effective Gross Revenue	$3,963,981	$5,029,387	$6,074,915	$5,899,240	$9.61
Real Estate Taxes	$241,884	$243,551	$247,264	$245,002	$0.40
Insurance	77,405	97,936	111,161	144,147	$0.23
Management Fee	158,559	201,175	242,997	235,970	$0.38
Other Operating Expenses	1,104,980	1,112,704	1,104,020	1,104,020	$1.80
Total Operating Expenses	$1,582,829	$1,655,366	$1,705,442	$1,729,139	$2.82
Net Operating Income	$2,381,152	$3,374,021	$4,369,473	$4,170,101	$6.79
Replacement Reserves	0	0	0	61,387	$0.10
Net Cash Flow	$2,381,152	$3,374,021	$4,369,473	$4,108,714	$6.69

(1)	According to the underwritten rent roll dated July 31, 2022.
(2)	Represents the annualized six-month period ending July 31, 2022 capturing the increased Base Rent from the conversion of non-climate controlled units to climate controlled units at the Your Extra Closet – Oxford property.
(3)	Other Income includes items such as stored property protection, commissions-property protection, late fee income, admin fees, and retail sales income.

■	Appraisal. According to the appraisals, the CityLine Extra Closet Storage Portfolio Properties had an aggregate “as-is” appraised value of $72,030,000 as of dates ranging from August 5, 2022 to August 19, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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■	Environmental Matters. According to the Phase I environmental reports dated as of September 1, 2021, there are no recognized environmental conditions or recommendations for further action at the CityLine Extra Closet Storage Portfolio Properties.

■	Market Overview and Competition. The Your Extra Closet – Oxford property is located within Lafayette County in the Oxford, MS Micropolitan Statistical Area. Oxford, Mississippi is served by U.S. Route 278 and State Route 7 and is close proximity to the University-Oxford Airport. Oxford has a diversified economy with manufacturing, healthcare and education. Oxford is home to the University of Mississippi, the state’s largest university and the largest employer in Lafayette County. The Your Extra Closet – Starkville property is located within Oktibbeha County, which is served by U.S. Highway 82 and state routes 12 and 25. Oktibbeha County remains an agriculturally based economy with emphasis on timber, beef and cattle, The Your Extra Closet – Starkville property benefits from its proximity to Mississippi State University. As a result, education is the dominant economic sector of Starkville, with Mississippi State University and its associated businesses employing the largest portion of the workforce. The Your Extra Closet – Valley View, Your Extra Closet – Brookland and Your Extra Closet – Mead Drive properties are located within the Jonesboro, AR Metropolitan Statistical Area (“MSA”). The Jonesboro MSA is served by Interstate 555 and U.S. Routes 49 and 63 as well as the Jonesboro Municipal Airport. The Jonesboro MSA economy is driven by the agriculture/forestry, education and healthcare sectors. The largest employers in the MSA are St. Bernard’s Healthcare, Arkansas State University and NEA Baptist Memorial Hospital.

The following table presents certain information relating to the demographics of the CityLine Extra Closet Storage Portfolio Properties:

Demographic Summary%(1)

Property Name	City / State	1-mile Population	3-mile Population	5-mile Population	1-mile Avg. Household Income	3-mile Avg. Household Income	5-mile Avg. Household Income
Your Extra Closet - Oxford(2)	Oxford / MS	3,723	21,246	35,784	$65,687	$73,855	$79,555
Your Extra Closet - Starkville	Starkville / MS	7,682	31,453	38,676	$53,251	$62,029	$64,324
Your Extra Closet - Valley View	Jonesboro / AR	1,738	11,787	39,260	$140,027	$135,304	$84,929
Your Extra Closet - Brookland	Brookland, Paragould / AR	861	7,330	14,752	$67,030	$68,046	$80,103
Your Extra Closet - Mead Drive	Jonesboro / AR	6,097	47,724	75,504	$65,291	$65,315	$68,716
Total / Avg.		4,020	23,908	40,795	$78,257	$80,910	$75,525

(1)	Source: Appraisals.
(2)	For the Your Extra Closet - Oxford property, the 1-, 3-, and 5-mile Population and 1-, 3-, and 5-mile Avg. household income are an average of 8 Industrial Park Drive, 477 Highway 6 West, 108 Allision Cove, 111 Mall Drive, 77 County Road 102 and 610 McLarty Road.
■	The Borrowers. The borrowers are CSGBSH N14AR, LLC, CSGBSH LinwoodAR, LLC, CSGBSH BrooklandAR, LLC, CSGBSH VALLEYAR, LLC, CSGBSH ClintonAR, LLC, CSGBSH MeadAR, LLC, each a Delaware limited liability company, and MRDB Investments, LLC, Highway 82 West, LLC, North Jackson, LLC, Lynn Lane, LLC, Oxford Storage, LLC, McClarty Road, LLC, FWL – OXFORD, LLC, College Hill, LLC, Allison Cove, LLC, Cole Hay Properties, LLC and H&M Properties – Oxford, LLC, each a Mississippi limited liability company. Each of the borrowers is structured as a special purpose bankruptcy-remote entity, with one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the CityLine Extra Closet Storage Portfolio Loan.

The borrower sponsors and non-recourse carveout guarantors are George Thacker, Lawrence Charles Kaplan and Richard Schontz. George Thacker is a managing director at CSG Partners, a boutique investment bank with its headquarters in New York, New York. George Thacker works in the firm’s employee stock ownership practice group. Lawrence Charles Kaplan is the Founder and Co-Managing Partner of CSG Partners. Lawrence Kaplan also sits on the boards of Storage Asset Management, the nation’s largest, privately held self storage management company and Fabricated Metals Inc. Richard Schontz is the founder of City Line Capital. City Line Capital was established in 2017 and currently has a portfolio of 212 assets across 24 states totaling more than 12 million net rentable square feet. Richard Schontz has spent the last 13 years in the self storage industry as a broker and investor. Prior to forming City Line Capital, Richard Schontz was a Managing Director at Holliday Fenoglio Fowler where he was responsible for identifying and acquiring strategic self storage real estate investment opportunities nationwide.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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■	Escrows. At loan origination, the borrowers (i) deposited approximately $113,152 into a tax reserve and (ii) transferred approximately $86,373 into a replacement reserve which was funded in connection with the prior debt on the CityLine Extra Closet Storage Portfolio Properties.

Tax Reserve – On each due date, the borrowers are required to deposit into a real estate tax reserve an amount equal to 1/12 of the amount that the lender reasonably estimates will be necessary to pay taxes over the ensuing 12-month period (initially estimated to be approximately $19,961).

Insurance Reserve – On each due date, the borrowers are required to deposit into an insurance reserve, 1/12 of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12- month period (initially estimated to be approximately $9,463).

Replacement Reserve – On each due date, the borrowers are required to deposit into a replacement reserve approximately $5,116 for replacement reserves.

■	Lockbox and Cash Management. The CityLine Extra Closet Storage Portfolio Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to cause all revenues derived from the CityLine Extra Closet Storage Portfolio Properties to be immediately deposited into a lender-controlled lockbox. The borrowers are required, upon the occurrence of a Trigger Period, to deliver a payment direction letter to credit card companies directing each to remit all payments directly to the lender-controlled lockbox. On each business day during the continuance of a Trigger Period, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account, to be applied and disbursed in accordance with the CityLine Extra Closet Storage Portfolio Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the CityLine Extra Closet Storage Portfolio Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the CityLine Extra Closet Storage Portfolio Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the CityLine Extra Closet Storage Portfolio Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period commencing upon the earlier of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio being less than 1.20x and expiring upon the date that (a) if the Trigger Period commenced in connection with clause (i) above, the event of default is cured, or (b) if the Trigger Period commenced in connection with clause (ii) above, the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters.

■	Property Management. The CityLine Extra Closet Storage Portfolio Properties are managed by Storage Asset Management, LLC, an independent third party property manager.
■	Current Mezzanine or Secured Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Release of Collateral. On any payment date after the date that is two years after the Closing Date, provided no event of default is continuing, the borrowers may obtain the release of any one or more eligible CityLine Extra Closet Storage Portfolio Properties, provided certain conditions in the loan agreement are met, including among other things, (i) the debt service coverage ratio (“DSCR”) with respect to the remaining CityLine Extra Closet Storage Portfolio Properties is greater than the greatest of (A) the DSCR for all of the remaining CityLine Extra Closet Storage Portfolio Properties immediately prior to the release of such released CityLine Extra Closet Storage Portfolio Properties, (B) the DSCR for all of the CityLine Extra Closet Storage Portfolio Properties (including the released CityLine Extra Closet Storage Portfolio Property) as of the date of origination of the CityLine Extra Closet Storage Portfolio Loan, and (C) 1.70x; (ii) after giving effect to such release, the loan-to-value ratio for the remaining CityLine Extra Closet Storage Portfolio Properties does not exceed the lesser of (A) the loan-to-value-ratio (including the released CityLine Extra Closet Storage Portfolio Properties) as of the date of origination of the
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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CityLine Extra Closet Storage Portfolio Loan, (B) the loan-to-value-ratio for all of the remaining CityLine Extra Closet Storage Portfolio Properties immediately prior to the release of such released CityLine Extra Closet Storage Portfolio Properties, or (C) 60%; (iii) the debt yield with respect to the remaining CityLine Extra Closet Storage Portfolio Properties is not less than the greatest of (1) the debt yield for all of the remaining CityLine Extra Closet Storage Portfolio Properties immediately prior to the release of such released CityLine Extra Closet Storage Portfolio Properties, (2) the debt yield for all of the CityLine Extra Closet Storage Portfolio Properties (including the released CityLine Extra Closet Storage Portfolio Property) as of the date of origination of the CityLine Extra Closet Storage Portfolio Loan, and (3) 9.6%; (iv) the borrowers deliver a REMIC opinion; (v) the borrowers deliver (in the case of a partial prepayment, if requested by the lender) a rating agency confirmation and (vi) the defeasance collateral or partial prepayment, as applicable, is in an amount equal to the greater of (a) 120% of the allocated loan amount for the released CityLine Extra Closet Storage Portfolio Property and (b) 90% of the net sales proceeds applicable to such released CityLine Extra Closet Storage Portfolio Property.

■	Terrorism Insurance. The CityLine Extra Closet Storage Portfolio Loan documents require that the “all-risk” insurance policy required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the CityLine Extra Closet Storage Portfolio Properties plus business interruption coverage in an amount equal to 100% of the projected gross income for the CityLine Extra Closet Storage Portfolio Properties until the completion of restoration or the expiration of 12 months. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
97

KATY MILLS

KATY MILLS
A SIMON CENTER

Outdoor World
REDHEAD

Levi's
HOT TOPIC
FREE

PACSUN
PACSUN

amc
amc

AMERICAN EAGLE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
98

KATY MILLS

KATY MILLS CIRCLE
KATY MILLS BOULEVARD
BASS PRO DRIVE
KATY MILLS DRIVE
KATY MILLS PARKWAY
STAR LANE
HERITAGE LANE
PRAIRIE PARKWAY
KINGSLAND BOULEVARD
AMC DRIVE
RED LOBSTER
FRIDAYS
Los Cucos Mexican Cafe
Residence Inn Marriott
LA QUINTA INNS & SUITES
aloft
PEDLAR DENTISTRY
TYPHOON TEXAS WATERPARK
Bass Pro Shops
Burlington
Marshalls
XXI
H&M
BAM!
OFF 5TH
ROSS
amc
Anchor
Major / In-line
Vacant
Under Redevelopment
Unowned
N

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
99

KATY MILLS

MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
KATY HOCKLEY RD
PORTER RD
FRANZ RD
Green Meadows Golf Club
Diane Winborn Elementary
Academy Sports Outdoors
Katy Asian Town
JCPenney
Future Westside Mall
Williamsburg Business Park
Mason Creek Business Park
Geico Corporate Office
Garden's at Westgreen
Memorial Hermann Katy Hospital
Katy High School
Walmart
Dollar Tree
Mason Village
Fiesta Shopping Center
Mason Park Shopping Center
Mason Center Shopping Center
Katy
KINGSLAND BLVD
S MASON RD
N MASON RD
S PEEK RD
WESTGREEN BLVD
Club At Falcon Point
Kroger
WoodCreek Junior High School
Katy Mills
5000 Katy Mills Circle
Katy, TX 77494
Ray and Jamie Wolman Elementary
HIGHLAND KNOLLS DR
Golf Club at Cinco Ranch
CINCO RANCH BLVD
LaCenterra at Cinco Ranch
Michaels
Target
WESTHEIMER PKY
Willow Fork Country Club
CINCO RANCH WEST
S FRY RD
Meadowbrook Farms Golf Club
Grand Lakes Marketplace
The Shops at Bella Terra
PARKWAY LAKES
Houston
Pasadena
Missouri City
Pearland
Spring
The Woodlands

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
100

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JPMCB
Location (City/State)	Katy, Texas	Cut-off Date Balance(3)		$38,924,908
Property Type	Retail	Cut-off Date Balance per SF(2)		$109.77
Size (SF)	1,181,987	Percentage of Initial Pool Balance		4.7%
Total Occupancy as of 5/3/2022(1)	86.3%	Number of Related Mortgage Loans		2
Owned Occupancy as of 5/3/2022(1)	86.3%	Type of Security		Fee
Year Built / Latest Renovation	1999 / 2019	Mortgage Rate		5.76700%
Appraised Value	$393,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$42,515,577
Underwritten Expenses	$14,235,384	Escrows(4)
Underwritten Net Operating Income (NOI)	$28,280,193		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$26,546,115	Taxes	$0	Springing
Cut-off Date LTV Ratio(2)	33.0%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)	27.9%	Replacement Reserve(5)	$0	$46,008
DSCR Based on Underwritten NOI / NCF(2)	3.10x / 2.91x	TI/LC Reserve(5)	$0	$98,487
Debt Yield Based on Underwritten NOI / NCF(2)	21.8% / 20.5%	Other(6)(7)	$1,013,945	$0
Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$130,000,000	91.2%	Loan Payoff	$140,430,426	98.5%
Borrower Sponsor Equity	12,562,007	8.8	Closing Costs	1,117,635	0.8
			Upfront Reserves(6)(7)	1,013,945	0.7
Total Sources	$142,562,007	100.0%	Total Uses	$142,562,007	100.0%

(1)	Based on the underwritten rent roll dated May 3, 2022, the Katy Mills Property (as defined below) is 94.7% occupied inclusive of the Retail Development Program (“RDP”) tenants. These tenants have been excluded from the underwritten occupancy as RDP lease terms are for less than a year each.
(2)	Calculated based on the aggregate outstanding principal balance of the Katy Mills Whole Loan (as defined below). See “—The Mortgage Loan” below.
(3)	The Cut-off Date Balance of $38,924,908 represents the non-controlling note A-2, which is part of the Katy Mills Whole Loan consisting of two pari passu promissory notes with an aggregate original principal balance of $130,000,000.
(4)	See “—Escrows” below.
(5)	Replacement Reserves and TI/LC Reserves are subject to a $1,104,183 and $2,363,678 reserve cap, respectively (except such cap will not apply during a Lockbox Event Period (as defined below)).
(6)	Other Reserves are comprised of a $1,013,945 outstanding TI/LC reserve.
(7)	The borrower sponsor has deposited an additional $1,947,500 with the Chicago Title Insurance Company in order to fund certain tenant improvement cost allowances owed to The Cheesecake Factory, which are being held outside of the Benchmark 2022-B37 securitization trust.
■	The Mortgage Loan. The Katy Mills Loan (as defined below) is part of a whole loan evidenced by two pari passu promissory notes with an aggregate original principal balance of $130,000,000 (the “Katy Mills Whole Loan”) which was co-originated by JPMorgan Chase Bank, National Association (“JPMCB”) and Bank of America, N.A. (“BANA”). The Katy Mills Whole Loan is secured by a first priority fee mortgage encumbering a 1,181,987 SF super regional mall located in Katy, Texas (the “Katy Mills Property”). The Katy Mills loan is evidenced by the non-controlling note A-2 (the “Katy Mills Loan”) with an original principal balance of $39,000,000. The controlling note A-1, with an original principal balance of $91,000,000, was included in the BANK 2022-BNK43 securitization trust.

The Katy Mills Whole Loan was co-originated by JPMCB and BANA on July 21, 2022. The Katy Mills Whole Loan has a 10-year term, amortizes on a 30-year schedule and accrues interest at a fixed rate of 5.76700% per annum. The Katy Mills Whole Loan proceeds were used to refinance the Katy Mills Property and pay origination costs.

The Katy Mills Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The scheduled maturity date of the Katy Mills Whole Loan is the due date in August 2032.  Voluntary prepayment of the Katy Mills Whole Loan in whole (but not in part) is permitted on or after the due date occurring in March 2032 without payment of any prepayment premium.  Defeasance of the Katy Mills Whole Loan in whole (but not in part) is permitted after the date that is earlier of (i) two years from the closing date of the securitization that includes the last note of the Katy Mills Whole Loan to be securitized and (ii) February 1, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The table below summarizes the promissory notes that comprise the Katy Mills Whole Loan. The relationship between the holders of the Katy Mills Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$91,000,000	$90,824,785	BANK 2022-BNK43	Yes
A-2	$39,000,000	$38,924,908	Benchmark 2022-B37	No
Total Whole Loan	$130,000,000	$129,749,693
■	The Mortgaged Property. The Katy Mills Property is a 1,181,987 SF super regional mall located in Katy, Texas. The Katy Mills Property was constructed in 1999 by the Mills Corporation and was acquired by the borrower sponsor in 2007. The borrower sponsor spent approximately $21.5 million between 2018 and 2019 on interior and exterior renovations to modernize the Katy Mills Property. The interior remodel included updating the food court and color palette, as well as installing a new movie theater courtyard and interactive play area. Exterior improvements included adding light towers with oversized illuminated mall entry information, installing LED lighting, a new monument, directional signs, concrete walkways and applying new paint and décor.

Historical occupancy at the Katy Mills Property has averaged 88.9% over the last five years (2017-2021), excluding the RDP tenants. As of May 3, 2022, the Katy Mills Property was 86.3% occupied by a granular rent roll consisting of 132 unique tenants (94.7% occupied including RDP tenants), with no single tenant occupying more than 12.2% of the net rentable area (excluding the non-collateral outlot tenants) or contributing more than 9.1% of the underwritten rent. The 10 largest tenants by underwritten base rent at the Katy Mills Property account for approximately 30.5% of underwritten rent. The Katy Mills Property is home to many national brands including Bass Pro Shops Outdoor, Burlington, Marshalls, Sun & Ski Sports, Saks Fifth Avenue Off 5th and Ross Dress for Less, and several entertainment and dining options including AMC Theatres, Rainforest Café, Tilt and Cheesecake Factory. The Katy Mills Property features non-collateral outlot tenants including Walmart, Red Lobster, T.G.I. Fridays, Denny’s, Taco Bell, Jack in the Box and Popeyes, totaling 485,145 SF. There are several hotels surrounding the property, including a Hilton Garden Inn, Country Inn & Suites, Residence Inn, Marriott Courtyard, Holiday Inn and La Quinta Inn.

Over the trailing 12 months ending March 31, 2022, the Katy Mills Property generated total sales of approximately $324.4 million, which is approximately 1.3% higher than 2021 sales and 33.4% higher than 2020 sales. Over the same time period, inline tenants (less than 10,000 SF) generated sales of approximately $515 PSF (at an occupancy cost of 12.6%).

The following table contains sales history for the Katy Mills Property:

Tenant Sales(1)

	2017	2018	2019	2020(2)	2021	TTM March 2022
Gross Mall Sales	$308,258,146	$308,143,698	$307,604,057	$243,217,327	$320,186,705	$324,431,353
Sales PSF (Inline < 10,000 SF)	$421	$423	$432	$335	$502	$515
Occupancy Cost (Inline < 10,000 SF)	13.6%	14.1%	14.1%	18.0%	12.9%	12.6%

(1)	Information is provided by the borrower sponsor and only includes tenants reporting sales.
(2)	The Katy Mills Property was closed between March 18, 2020 and April 30, 2020, due to COVID-19 restrictions.

Over the trailing-12 months ending March 31, 2022, several tenants with greater than 10,000 SF generated higher sales figures compared to 2019 sales, including Bass Pro Shops Outdoor ($258 PSF, 33.7% increase), XXI Forever ($241 PSF, 26.7% increase) and Books-A-Million ($192 PSF, 27.7% increase).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
102

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Major Tenant Sales(1)

Tenant Name	2017	2018	2019	2020(2)	2021	TTM March 2022	Sales PSF/Screen	2019 vs TTM March 2022
Bass Pro Shops Outdoor	$26,985,476	$28,520,764	$27,907,228	$38,453,109	$35,718,242	$37,309,964	$258	33.7%
Burlington	$18,849,632	$22,203,414	$23,231,266	$18,769,566	$25,162,868	$25,761,364	$257	10.9%
AMC Theatres	$8,725,160	$8,558,017	$9,024,943	$2,634,416	$6,180,449	$3,003,203	$150,160	-66.7%
Marshalls	$10,222,052	$10,155,157	$10,162,554	$9,357,886	$7,477,111	$7,477,111	$233	-26.4%
Sun & Ski Sports	$4,653,310	$4,855,524	$4,646,110	$4,968,031	$5,204,747	$5,277,052	$176	13.6%
Saks Fifth Avenue Off 5th	$5,819,296	$5,745,796	$5,158,062	$2,594,491	$5,544,008	$6,206,327	$229	20.3%
H&M	$6,072,855	$4,893,038	$6,073,082	$4,081,886	$5,947,923	$6,128,053	$264	0.9%
XXI Forever	$4,360,564	$4,412,657	$3,981,057	$2,947,978	$4,984,847	$5,043,425	$241	26.7%
Off Broadway Shoes	$3,326,583	$3,792,362	$3,686,186	$2,553,776	$4,210,496	$4,334,745	$211	17.6%
Books-A-Million	$3,536,104	$3,455,594	$3,076,134	$2,258,366	$3,744,939	$3,928,232	$192	27.7%

(1)	Information is provided by the borrower sponsor and only includes tenants reporting sales.
(2)	The Katy Mills Property was closed between March 18, 2020 and April 30, 2020 due to COVID-19 restrictions.
■	Major Tenants. Bass Pro Shops Outdoor (144,702 square feet, 12.2% of net rentable area, 0.6% of underwritten base rent) was founded in 1972 and is headquartered in Springfield, Missouri. Bass Pro Shops Outdoor is an outdoor equipment retailer that provides specialized gear and apparel for hunting, fishing, and camping. Bass Pro Shops Outdoor operates 177 stores across America and Canada that serve roughly 120 million sports enthusiasts annually and can draw customers from over 50 miles away. Bass Pro Shops Outdoor occupies 144,702 square feet at the Katy Mills Property under a lease expiring on October 25, 2024, with five, five-year extension options remaining. Bass Pro Shops Outdoor has been at the Katy Mills Property since 1999 and has renewed its lease multiple times. Bass Pro Shops Outdoor is currently paying percent in lieu rent, per its originally structured lease, currently equal to 2.0% of sales over a $30.0 million (approximately $207 per square foot) sales breakpoint. Bass Pro Shops Outdoor reported sales at the Katy Mills Property of approximately $258 per square foot for the trailing-12 months ended March 31, 2022. Reported sales per square foot were approximately $247, $266 and $193 for 2021, 2020 and 2019, respectively.

Burlington (100,083 SF, 8.5% of net rentable area, 2.7% of underwritten base rent) (NYSE: BURL) is an off-price apparel and home product retailer that offers coats, apparel, shoes, baby clothing, furniture, travel gear, toys and home decor items. Founded in 1924 as Burlington Coat Factory Warehouse Corporation, Burlington opened its first outlet store in 1972 in Burlington, New Jersey. As of October 2021, Burlington operated 832 stores in 45 states and Puerto Rico. Burlington is currently rated “BB+” by S&P. Burlington has been at the Katy Mills Property since 1999 and has renewed its lease multiple times. The lease provides for a rental rate of $6.00 PSF, which increases to $6.25 PSF during the renewal term. Burlington also pays percentage rent equal to 1.50% over an $18,765,562 ($187.50 PSF) sales breakpoint. Burlington reported sales at the Katy Mills Property of approximately $257 PSF for the trailing-12 months ended March 31, 2022. Reported sales PSF were approximately $251, $188 and $232 for 2021, 2020 and 2019, respectively. Burlington has one, five-year extension option remaining with a lease expiration date occurring in January 2025.

AMC Theatres (76,671 SF, 6.5% of net rentable area, 9.1% of underwritten base rent) (NYSE: AMC) is one of the world's largest theatrical exhibition companies and owns, partially owns, or operates approximately 950 theaters with over 10,500 screens worldwide, most of which are in megaplexes (units with more than 10 screens and stadium seating). AMC Theatres owns approximately 185 (3D enabled) IMAX screens, has approximately 55% of the IMAX market share and has more than 4,520 3D screens in the United States. AMC Theatres is currently rated “Caa1” by Moody’s and “CCC+” by S&P. AMC Theatres operates 20 screens at the Katy Mills Property, has occupied its leased space since 1999 and has renewed its lease multiple times. In 2018, in conjunction with the broader renovation at the Katy Mills Property, the borrower sponsor provided $3.5 million to AMC Theaters to remodel its space with AMC subsequently extending its lease through October 2029. The lease provides for a rental rate of $31.52 PSF, increasing to $34.22 PSF effective November 1, 2024. AMC Theatres also pays percentage rent equal to 6.0% over a $15,300,000 ($765,000 per screen) sales breakpoint. AMC Theatres reported sales at the Katy Mills Property of approximately $150,160 per screen (approximately $39 PSF) for the trailing-12 months ended March 31, 2022. Reported sales per screen were approximately $309,022, $131,721 and $451,247 for 2021, 2020 and 2019, respectively. Reported sales PSF were approximately $81, $34 and $118 for 2021, 2020 and 2019, respectively. AMC Theatres has three, five-year extension options remaining with a lease expiration date occurring in October 2029.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Saks Fifth Avenue Off 5th (27,122 square feet, 2.3% of net rentable area, 0.7% of underwritten base rent) (NYSE: SKS) is a retail operator in the United States offering fashion apparel, shoes, accessories, jewelry, cosmetics and gifts (“Saks”). Founded in 1924 and headquartered in New York City, Saks operates stores under the brand names Saks Fifth Avenue and Saks Fifth Avenue Off 5th. Saks operates as a Saks Fifth Avenue Off 5th at the Katy Mills Property under a lease expiring on October 31, 2024, with two, five-year extension options remaining. Saks has been at the Katy Mills Property since 1999 and has renewed its lease multiple times. Saks is currently paying a base rent is $7.00 per square foot through the end of the term. Saks also pays percentage rent equal to 1.0% over a $6,780,500 ($250 per square foot) sales breakpoint. Saks reported sales at the Katy Mills Property of approximately $229 per square foot for the trailing-12 months ended March 31, 2022. Reported sales per square foot were approximately $204, $96 and $190 for 2021, 2020 and 2019, respectively.

The following table presents certain information relating to the tenants at the Katy Mills Property:

Tenant Summary(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options	Termination Options (Y/N)	March 2022 TTM Tenant Sales PSF/Occ.
Anchor Tenants
Bass Pro Shops Outdoor	NR/NR/NR	144,702	12.2%	$146,199	0.6%	$1.01	10/25/2024	5, 5-year	N	$258 / 0.4%
Burlington	NR/NR/BB+	100,083	8.5%	$705,435	2.7%	$7.05	1/31/2025	1, 5-year	N	$257 / 2.7%
AMC Theatres	Caa1/NR/ /CCC+	76,671	6.5%	$2,416,983	9.1%	$31.52	10/31/2029	3, 5-year	N	$39 / 80.5%
Saks Fifth Avenue Off 5th	NR/NR/NR	27,122	2.3%	$189,854	0.7%	$7.00	10/31/2024	2, 5-year	N	$229 / 3.1%
Total Collateral Anchor Tenants		348,578	29.5%	$3,458,471	13.1%	$9.92
Junior Anchor Tenants
Marshalls	A2/NR/A	32,126	2.7%	$372,662	1.4%	$11.60	1/31/2030	2, 5-year	N	$233 / 5.0%
Sun & Ski Sports	NR/NR/NR	30,002	2.5%	$528,000	2.0%	$17.60	3/31/2026	NAP	N	$176 / 10.0%
Ross Dress For Less	A2/NR /BBB+	27,061	2.3%	$300,000	1.1%	$11.09	1/31/2025	4, 5-year	N	NAV
Tilt	NR/NR/NR	25,140	2.1%	$225,000	0.9%	$8.95	1/31/2027	NAP	N	$53 / 16.8%
H&M	NR/NR/BBB	23,200	2.0%	$551,525	2.1%	$23.77	1/31/2025	NAP	N	$264 / 9.0%
XXI Forever	NR/NR/NR	20,921	1.8%	$1,141,327	4.3%	$54.55	6/30/2026	NAP	N	$241 / 22.6%
Off Broadway Shoes	NR/NR/NR	20,537	1.7%	$661,993	2.5%	$32.23	1/31/2023	NAP	N	$211 / 15.3%
Books-A-Million	NR/NR/NR	20,434	1.7%	$306,510	1.2%	$15.00	1/31/2025	NAP	N	$192 / 7.8%
Rainforest Cafe	Caa2/NR /NR	20,000	1.7%	$237,717	0.9%	$11.89	12/31/2023	NAP	N	$170 / 7.0%
Total Junior Anchor Tenants		219,421	18.6%	$4,324,733	16.4%	$19.71
Occupied In-Line Tenants		452,008	38.2%	$18,664,159	70.6%	$41.29
Vacant Space		161,980	13.7%	$0	0.0%	$0.00
Total / Wtd. Avg.		1,181,987	100.0%	$26,447,363	100.0%	$25.93

(1)	Based on the underwritten rent roll dated May 3, 2022. Certain tenants may have co-tenancy provisions.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent, UW Base Rent $ per SF and March 2022 TTM Tenant Sales PSF / Occ. Cost are inclusive of contractual rent steps through September 2023, overage rent and percent in lieu rent per the terms of underlying leases where applicable and TTM March 2022 sales figures.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to the lease rollover schedule at the Katy Mills Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM / 2022	52,271	4.4	4.4%	2,302,157	8.7	$44.04	11(3)
2023	106,082	9.0	13.4%	3,099,469	11.7	$29.22	22
2024	273,191	23.1	36.5%	4,419,221	16.7	$16.18	28
2025	242,771	20.5	57.0%	4,779,395	18.1	$19.69	21
2026	86,452	7.3	64.4%	2,951,446	11.2	$34.14	10
2027	61,810	5.2	69.6%	1,784,402	6.7	$28.87	12
2028	21,764	1.8	71.4%	881,797	3.3	$40.52	5
2029	94,609	8.0	79.4%	3,512,325	13.3	$37.12	7
2030	60,610	5.1	84.6%	1,949,224	7.4	$32.16	10
2031	1,104	0.1	84.7%	0	0.0	$0.00	1
2032 & Thereafter	19,343	1.6	86.3%	767,928	2.9	$39.70	8(4)
Vacant	161,980	13.7	100.0%	0	0.0	$0.00	NAP
Total / Wtd. Avg.	1,181,987	100.0%		$26,447,363	100.0%	$25.93	135

(1)	Based on the underwritten rent roll dated May 3, 2022. Inclusive of contractual rent steps through September 2023, overage rent and percent in lieu rent per the terms of underlying leases where applicable and TTM March 2022 sales figures.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the lease expiration schedule.
(3)	Seven of the leases have already expired and are occupied on a month-to-month basis.
(4)	Two of the leases cover the same tenant.

The following table presents certain information relating to historical occupancy at Katy Mills Property:

Historical Leased %

2019(1)	2020(1)	2021(1)	5/3/2022(2)
94.7%	91.9%	92.3%	86.3%

(1)	Information obtained from the borrower and is inclusive of RDP tenants.
(2)	Information obtained from the underwritten rent roll dated May 3, 2022. As of May 3, 2022, the Katy Mills Property was 94.7% occupied inclusive of RDP tenants. These tenants have been excluded from the underwriting as RDP lease terms are for less than a year.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Katy Mills Property:

Cash Flow Analysis

	2018	2019	2020(1)	2021	TTM 3/31/2022	Underwritten	Underwritten $ per SF
Base Rent(2)	$21,772,306	$22,030,004	$21,819,485	$20,112,356	$20,166,922	$22,109,830	$18.71
Income from Vacant Units	$0	$0	$0	$0	$0	$6,855,048	$5.80
Overage Rent(3)	$1,144,902	$840,454	$247,538	$1,753,032	$2,149,529	$2,300,076	$1.95
Percent In Lieu(4)	$653,139	$827,079	$1,152,539	$2,276,774	$2,412,745	$2,037,457	$1.72
Expense Reimbursements	$15,026,043	$15,308,612	$15,034,456	$14,066,341	$13,930,857	$12,509,222	$10.58
Net Rental Income	$38,596,390	$39,006,149	$38,254,018	$38,208,503	$38,660,053	$45,811,633	$38.76
Temp / Specialty Leasing(5)	$3,267,135	$3,094,958	$2,180,929	$3,239,077	$3,448,224	$3,311,000	$2.80
Other Income(6)	$495,873	$524,445	$275,126	$451,615	$466,985	$299,000	$0.25
Vacancy & Concessions(7)	($22,262)	($208,876)	($3,840,290)	($962,574)	($845,315)	($6,906,055)	($5.84)
Effective Gross Income	$42,337,136	$42,416,676	$36,869,783	$40,936,621	$41,729,947	$42,515,577	$35.97
Real Estate Taxes	$4,526,088	$4,411,750	$5,705,035	$5,546,690	$5,662,748	$5,337,099	$4.52
Insurance	$928,710	$970,748	$1,163,868	$1,240,791	$1,246,358	$1,439,028	$1.22
Other Operating Expenses	$8,040,352	$7,875,310	$5,657,022	$7,236,593	$7,400,663	$7,459,257	$6.31
Total Operating Expenses	$13,495,150	$13,257,808	$12,525,925	$14,024,074	$14,309,769	$14,235,384	$12.04
Net Operating Income	$28,841,986	$29,158,868	$24,343,858	$26,912,547	$27,420,178	$28,280,193	$23.93
Replacement Reserves	$0	$0	$0	$0	$0	$552,091	$0.47
TI/LC	$0	$0	$0	$0	$0	$1,181,987	$1.00
Net Cash Flow	$28,841,986	$29,158,868	$24,343,858	$26,912,547	$27,420,178	$26,546,115	$22.46

(1)	The Katy Mills Property was closed between March 18, 2020 and April 30, 2020 due to COVID-19 restrictions.
(2)	Base Rent is based on the underwritten rent roll dated May 3, 2022, with adjustments made foe executed leases and tenants that have given notice to vacate. Base Rent also includes contractual rent steps through September 2023.
(3)	Overage Rent is based on the terms of the underlying leases where applicable and represents actual contractual overage rent using TTM March 2022 sales figures from 44 tenants

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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(4)	There are five tenants paying % in Lieu rent: Bass Pro Shops Outdoor, H&M, XXI Forever, fye and Steve Madden. % in Lieu rent is based on the terms of the underlying leases where applicable and TTM March 2022 sales figures
(5)	Temp Tenants are inclusive of the RDP tenants. RDP lease terms are for less than a year each.
(6)	Other Income is based on the borrower sponsor’s budget and includes income from local/miscellaneous media, Simon Property Group ad panels and other miscellaneous income.
(7)	Vacancy & Credit Loss represents the actual in-place vacancy inclusive of any known lease terminations or tenants known with a high probability of vacating.
■	Appraisal. According to the appraisal, the Katy Mills Property had an “as-is” appraised value of $393,000,000 as of May 17, 2022.
■	Environmental Matters. According to the Phase I environmental site assessment dated May 24, 2022, there was no evidence of any recognized environmental conditions or recommendations for further action at the Katy Mills Property.
■	Market Overview and Competition. The Katy Mills Property is located in Katy, Harris County, Texas, in the Houston-The Woodlands-Sugar Land, Texas Metropolitan Statistical Area (“Houston MSA”). The Houston MSA is the fifth largest metropolitan statistical area in the United States in terms of population and the fourth largest in terms of economic output. The Houston MSA is home to more than 20 major institutions of higher learning including Rice University, University of Houston, Texas Southern University, Prairie View A&M University and University of St. Thomas. The city of Houston houses the Texas Medical Center, which comprises the largest concentration of expertise in medical treatment, research and medical technology in the world. The Houston MSA’s energy industry has driven the local economy, encouraging population growth. According to the appraisal, the Houston MSA had a population of 7,246,553 in 2021, growing approximately 1.9% each year since 2010.

According to the appraisal, the 2021 population within a one-, three- and five-mile radius of the Katy Mills Property was 5,443, 91,802 and 240,077, respectively. The 2021 average household income within the same radii was $149,370, $131,968 and $136,494, respectively. Employment in the Houston MSA is concentrated in retail trade, government, health services and professional and business services, representing 13.4%, 9.9%, 9.8% and 8.7%, respectively. Phillips 66, Sysco, Enterprise Partners, Hewlett Packard, Plaines GP Holdings and Baker Hughes are the six largest employers in the Houston MSA.

The Katy Mills Property is located in Katy, Harris County, Texas, approximately 30 miles west of downtown Houston in the Houston retail market and Far Katy South retail submarket. Per a third-party market report, as of March 2022, the Houston retail market vacancy was 5.4% with average asking market rents of $21.39 PSF. The Far Katy South submarket vacancy was 4.9% with average asking market rents of $25.26 PSF. The Katy Mills Property fronts Interstate 10, just east of the intersection with Grand Parkway (Highway 99). The Katy Mills Property’s primary trade area spans an area encompassing approximately 25 miles.

Competitive Properties(1)

Property	Katy Mills	West Oaks Mall (TX)	Houston Premium Outlets	Memorial City	First Colony Mall	PlazAmericas
Year Built/Renovated	1999 / 2019	1984 / 2012	2008 / NAP	1966 / 2002	1996 / 2006	1961 / NAP
Building Size (SF)	1,181,987(2)	1,100,000	548,188	1,700,000	1,160,000	1,360,000
Anchors	AMC Theatres; Bass Pro Shops Outdoors; Burlington; Marshalls; Ross Dress For Less; Saks Fifth Avenue Off 5th (2)	Dillard's	Saks Fifth Avenue Off 5th	Apple; Cinemark; Dillard's; JCPenney; Macy's; Office Depot; Target	AMC Theatres; Dick's Sporting Goods; Dillard's; JCPenney; Macy's	Burlington Coat Factory
Occupancy	86.3%(2)	60.0%	99.0%	92.0%	100.0%	80.0%
Inline Sales PSF(3)	$515	$353	$757	$817	$762	$350
Distance to Property (Miles)	N/A	10	15	16	17	18
Ownership	Simon Property Group (63%) / Private Owner (37%)	Private Owner (100%)	Simon Property Group (100%)	Metro National Corp (100%)	NYSCRF (50%) / Brookfield (45%) / Private Owner (5%)	Private Owner (100%)

(1)	Source: Third-party research report, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated May 3, 2022.
(3)	Per third-party research for the competitive properties, excluding Apple/Tesla as applicable. The Katy Mills Property sales information is based on borrower sponsors’ provided information for in-line tenants for TTM March 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to the appraiser’s market rent conclusions for the Katy Mills Property:

Market Rent Summary(1)

Tenant Type	Market Rent (PSF)	Lease Term (Years)	Rent Increase Projection
Anchor	$6.00	10	10.0% in Year 6
Junior Anchor	$20.00	10	10.0% in Year 6
Major	$20.00	10	10.0% in Year 6
Over 10,000 SF	$30.00	7	3.0% per Annum
5,000 -9,999 SF	$34.00	7	3.0% per Annum
2,500-4,999 SF	$33.00	7	3.0% per Annum
1,000-2,499 SF	$43.50	7	3.0% per Annum
Less than 1,000 SF	$60.00	7	3.0% per Annum
Jewelry	$100.00	7	3.0% per Annum
Food Court	$100.00	7	3.0% per Annum
(1)	Source: Appraisal.
■	The Borrower. The borrower is Mall at Katy Mills, L.P., a Delaware limited partnership and single purpose entity (the “Katy Mills Borrower”). The general partner of the Katy Mills Borrower is Mall at Katy GP, LLC, a Delaware limited liability company and single purpose entity with two independent managers. The non-recourse carveout guarantor is Simon Property Group, L.P. Simon Property Group, L.P.’s liability as the non-recourse carveout guarantor is limited to 20% ($26,000,000) of the original principal amount of the Katy Mills Whole Loan, plus all reasonable out-of-pocket costs and expenses incurred in the enforcement of the guaranty or preservation of the lender’s rights under the guaranty. There is no separate environmental indemnitor for the Katy Mills Whole Loan.

The borrower sponsor is a joint venture between Simon Property Group, L.P. (62.5%) and The KanAm Group (37.5%).

Simon Property Group, L.P. is the operating partnership of Simon Property Group Inc. (“Simon Property Group”) (NYSE: SPG, S&P: “A-”), which is a global leader in the ownership of shopping, dining, entertainment and mixed-use destinations and an S&P 100 company. As of December 31, 2021, Simon Property Group owned or had an interest in 232 properties comprising 186 million SF in North America, Asia and Europe. Simon Property Group also owns an 80% interest in The Taubman Realty Group, which owns 24 regional, super-regional, and outlet malls in the U.S. and Asia. Additionally, as of December 31, 2021, Simon Property Group had a 22.4% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns shopping centers in 14 European countries. As of September 2022, Simon Property Group has an equity market capitalization of over $29.3 billion. See “—Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The KanAm Group ("KanAm"), with its main offices in Munich, Frankfurt and Atlanta, is one of Germany's leading sponsors of international real estate funds. Since its founding in 1978, KanAm has initiated forty-four real estate funds and private placements for private and institutional investors, including twenty-five closed-end funds in the United States. KanAm currently owns interests in 138 properties worldwide, including six mall centers managed by Simon Property Group. As of March 2022, KanAm managed approximately $10.7 billion in assets.

■	Escrows. At loan origination, the Katy Mills Borrower deposited $1,013,945 into an outstanding TI/LC reserve for outstanding landlord obligations. In addition the Katy Mills Borrower deposited $1,947,500 with the Chicago Title Insurance Company in order to fund certain tenant improvement cost allowances owed to The Cheesecake Factory that is held outside of the Benchmark 2022-B37 trust. The Katy Mills Borrower is permitted to provide a letter of credit or guaranty from a Katy Mills Borrower affiliate approved by the lender in lieu of such cash deposit, and upon the delivery of such letter of credit or guaranty in accordance with the Katy Mills Whole Loan agreement, any amounts then in the outstanding TI/LC reserve are required to be promptly disbursed to the Katy Mills Borrower. No such letter of credit or guaranty was provided at loan origination. Pursuant to the Katy Mills Whole Loan documents, the lender is required to disburse the remaining balance in the outstanding TI/LC reserve at any time such balance equals or is less than $500,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Tax Reserve – On each monthly payment date, the Katy Mills Borrower is required to deposit to a real estate tax reserve an amount equal to 1/12 of the annual estimated real estate taxes (i) during a Control Event (as defined below), (ii) during a Lockbox Event Period, or (iii) upon the Katy Mills Borrower’s failure to provide to the lender evidence of timely payment of taxes. In lieu of monthly deposits to the real estate tax reserve, the Katy Mills Borrower is permitted to provide a letter of credit for such amounts.

Insurance Reserve – On each monthly payment date, the Katy Mills Borrower is required to deposit to the insurance reserve an amount equal to 1/12 of the annual estimated insurance premiums (i) during a Control Event, (ii) during a Lockbox Event Period, or (iii) upon the Katy Mills Borrower’s failure to provide to the lender evidence of the renewal of a blanket policy to the extent the Katy Mills Borrower maintains insurance pursuant to a blanket policy. In lieu of monthly deposits to the insurance reserve, the Katy Mills Borrower is permitted to provide a letter of credit for such amounts.

Replacement Reserve – On each monthly payment date, the Katy Mills Borrower is required to deposit to a replacement reserve $46,008, subject to a cap of $1,104,183 (except such cap will not apply during a Lockbox Event Period). In lieu of monthly deposits to the replacement reserve, the Katy Mills Borrower is permitted to provide a letter of credit for such amounts.

TI/LC Reserve – On each monthly payment date, the Katy Mills Borrower is required to deposit $98,487 for future tenant improvements and leasing commissions, subject to a cap of $2,363,678 (except such cap will not apply during a Lockbox Event Period). In lieu of monthly deposits to the TI/LC reserve, the Katy Mills Borrower is permitted to provide a letter of credit for such amounts.

■	Lockbox and Cash Management. The Katy Mills Whole Loan is structured with a hard lockbox and springing cash management. All rents from the Katy Mills Property are required to be deposited directly to the lockbox account and, so long as no Lockbox Event Period is continuing, funds in the lockbox account will be transferred to the Katy Mills Borrower’s operating account. During a Lockbox Event Period, the Katy Mills Borrower will not have access to the funds in the lockbox account and such funds will be transferred to the lender-controlled cash management account and disbursed according to the Katy Mills Whole Loan documents. During a Lockbox Event Period, all excess cash is required to be held by the lender as additional security for the Katy Mills Whole Loan; provided that excess cash will be disbursed at the direction of the Katy Mills Borrower in the event of shortfalls in certain monthly expense items.

A “Control Event” means if one or more of Simon Property Group, L.P. and Simon Property Group does not own at least 62.5% of the direct or indirect interests in the Katy Mills Borrower or does not control the Katy Mills Borrower.

A “Lockbox Event Period” will (a) commence upon the occurrence of: (i) an event of default, (ii) a bankruptcy action of the Katy Mills Borrower, (iii) a bankruptcy action of the property manager, provided that the property manager is not replaced within 60 days, (iv) a Debt Yield Trigger Event (as defined below), or (v) a Major Tenant Trigger Event (as defined below) (each of clauses (a)(i) through (a)(iv), a “Lockbox Event”) and (b) end upon the occurrence of the following: if caused solely by (i) the occurrence of a Debt Yield Trigger Event, the expiration of such Debt Yield Trigger Event, (ii) an event of default, the acceptance by the lender of a cure of such event of default, (iii) a bankruptcy action of the property manager, if the Katy Mills Borrower replaces the property manager with a qualified manager under a replacement management agreement within 60 days or such bankruptcy action of the property manager is discharged or dismissed within 90 days without any adverse consequences to the Katy Mills Property or the Katy Mills Whole Loan, (iv) the occurrence of a Major Tenant Trigger Event, so long as only one Major Tenant Trigger Event exists, the earlier to occur of (x) the date on which the applicable Major Tenant Threshold Amount (as defined below) has been deposited in the excess cash reserve account or (y) a Major Tenant Trigger Event Cure (as defined below); provided, however, that each of the foregoing cures will be subject to the following: (1) no other Lockbox Event has occurred and be continuing, (2) no other event of default has occurred and is continuing, (3) the Katy Mills Borrower may not cure a Lockbox Event more than a total of five times in the aggregate during the term of the Katy Mills Whole Loan and may not cure a Lockbox Event triggered by a bankruptcy action of the Katy Mills Borrower at any time during the term of the Katy Mills Whole Loan, and (4) the Katy Mills Borrower has paid all of the lender’s reasonable out-of-pocket expenses incurred in connection with such cure, including reasonable attorney’s fees and expenses.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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A “Debt Yield Trigger Event” will commence when, as of any date of determination, the debt yield based on the trailing four calendar quarter period immediately preceding such date of determination is less than 15.0% for two consecutive calendar quarters and will expire on the date that the debt yield is 15.0% or greater for two consecutive calendar quarters.

A “Major Tenant” means (i) Bass Pro Shops Outdoor, (ii) Burlington, (iii) AMC Theaters and/or (iv) any replacement tenant that occupies at least 50% of the square footage of the premises occupied by one or more of such tenants.

A “Major Tenant Trigger Event” will commence during any of a (i) Major Tenant Bankruptcy Event (as defined below), (ii) Major Tenant Operations Event (as defined below) or (iii) Major Tenant Renewal Event (as defined below).

A “Major Tenant Trigger Event Cure” means (i) the applicable Major Tenant has assumed, and any applicable bankruptcy court has affirmed, such assumption of the Major Tenant lease, and such Major Tenant is in occupancy of its full space, (ii) the applicable Major Tenant continuously operates its business at the Katy Mills Property for a period of no less than 30 consecutive days during normal business hours and is paying full rent as is required under its lease or (iii) (A) the date on which the applicable Major Tenant renews and/or extends its lease, (B) not less than 50% of the space demised by the Major Tenant lease has been leased to one or more new tenants pursuant to leases entered into in accordance the Katy Mills Whole Loan documents, and (C) the applicable Major Tenant Threshold Amount has been deposited in the excess cash reserve account.

A “Major Tenant Bankruptcy Event” will commence upon a bankruptcy action of a Major Tenant and will expire on the date that the Major Tenant has assumed, and any applicable bankruptcy court has affirmed, such assumption of the Major Tenant lease, and such Major Tenant is in occupancy of its full space.

A “Major Tenant Operations Event” will (1) commence upon the date on which a Major Tenant goes dark or vacates, on a permanent basis (or for more than 90 consecutive days with an intention to vacate permanently), its demised space at the Katy Mills Property; provided that none of the following will constitute a Major Tenant Operations Event: (a) a temporary closure in connection with a restoration or renovation, (b) any other temporary closure with a duration of less than 90 days, (c) a temporary closure in compliance with applicable law, regulations and/or governmental mandates, or (d) a temporary closure related to COVID-19 mandated stay-at-home closures, and (2) expire when the applicable Major Tenant continuously operates its business at the Katy Mills Property for a period of no less than 30 consecutive days during normal business hours and is paying full rent as is required under the applicable Major Tenant lease.

A “Major Tenant Renewal Event” will commence upon the earlier of (x) the date on which such Major Tenant gives notice that it will not be renewing the Major Tenant lease in accordance with its terms, and (y) the date that is six months prior to the date of lease expiration, and will expire upon (a) the date on which the Major Tenant renews and/or extends its lease, (b) not less than 50% of the space demised by the Major Tenant lease being leased to one or more new tenants, or (c) the applicable Major Tenant Threshold Amount being deposited in the excess cash reserve account.

A “Major Tenant Threshold Amount” means with respect to (i) the space occupied by Bass Pro Shops Outdoor, $7,235,100, (ii) with respect to the space occupied by Burlington, $5,004,150 and (iii) with respect to the space occupied by AMC Theatres, $3,833,550.

■	Property Management. The Katy Mills Property is managed by Simon Management Associates II, LLC, an affiliate of the Katy Mills Borrower.
■	Current Mezzanine or Secured Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Release of Collateral. Not permitted.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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■	Terrorism Insurance. The Katy Mills Borrower is required to obtain and maintain property insurance and business interruption insurance for 24 months plus a 365-day extended period of indemnity. Such insurance is required to cover perils of terrorism and acts of terrorism; provided that the Katy Mills Borrower is permitted to maintain terrorism coverage with a licensed captive insurance company that is affiliated with the borrower sponsor if certain conditions set forth in the related Katy Mills Whole Loan documents are satisfied, and if the Terrorism Risk Insurance Program Reauthorization Act of 2015 is not in effect, the Katy Mills Borrower will only be required to pay for terrorism insurance through such captive insurance company a maximum of two times the annual insurance premiums payable for the Katy Mills Property at the time with respect to the property and business income or rental income insurance interruption policies (excluding the terrorism and earthquake components of such premiums). See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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UNDER ARMOUR

COACH

VICTORIA'S SECRET

THE NORTH FACE
SPERRY

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
111

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adidas
kate spade
RISE PIES
SPERRY
Columbia
PUMA
Auntie Anne's
Lids
AEROPOSTALE
Clarks
asics
FOSSIL
TALBOTS
francesca's
JOHNSTON & MURPHY
LEVI'S
CONVERSE
UGG
Brooks Brothers
Cole Haan
LOFT
BANANA REPUBLIC
NIKE
VICTORIA'S SECRET
Vera Bradley
COACH
J.CREW
ANN TAYLOR
POLO RALPH LAUREN
K.A.Y.
claire's
MICHAEL KORS
GAP
LE CREUSET
OshKosh B'gosh
carter's
Calvin Klein
Bath&BodyWorks
Lee
Hanes
EXPRESS
maurices
HOT TOPIC
LANE BRYANT
TORRID
JOCKEY
Famous Footwear
AMERICAN EAGLE OUTFITTERS
YANKEE CANDLE
Kirkland's
OLD NAVY
DIRECT TOOLS
N
10k+ SF
In-line
Vacant
Temporary

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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MAP © 2022 CARTIFACT
DATA © OSM CONTRIBUTORS
Tanger Outlets Columbus
400 South Wilson Road
Sunbury, OH 43074
Kilbourne
Delaware
Ohio Wesleyan University
Glennwood Commons
Delaware Community Plaza
Delaware Golf Club
Glenross Golf Club
Seymour Nature Preserve
NorthStar Golf Club
Double Eagle Golf Club
Alum Creek
Alum Creek Lake
Sunbury
Sunbury Mills Plaza
Arrowhead Lakes Golf Club
Galena
Char-Mar Ridge Preserve
Pullman Shopping Center
Lewis Center
Alum Creek State Park Beach
Orange
NorthPointe Plaza
Powell Center
Oak Creek Center
Gemini Place
Topgolf
Highbanks Metro Park
Columbus
JPMorgan Chase McCoy Center
Polaris Fashion Place
Polaris Towne Center
Park Place Center
DHL
Otterbein University
Northgate Plaza
Northridge Crossing
Westerville
Detroit
MI
Toledo
Cleveland
Fort Wayne
Lima
OH
PA
Pittsburgh
IN
Columbus
Dayton
Cincinnati
WV
KY
Charleston

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Sunbury, Ohio	Cut-off Date Balance(2)		$31,950,000
Property Type	Retail	Cut-off Date Balance per SF(1)		$199.86
Size (SF)	355,245	Percentage of Initial Pool Balance		3.8%
Total Occupancy as of 9/6/2022	97.2%	Number of Related Mortgage Loans		2
Owned Occupancy as of 9/6/2022	97.2%	Type of Security		Fee
Year Built / Latest Renovation	2016 / NAP	Mortgage Rate		6.25150%
Appraised Value	$121,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$15,525,783
Underwritten Expenses	$6,214,931	Escrows(3)
Underwritten Net Operating Income (NOI)	$9,310,852		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,551,694	Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	58.5%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)	58.5%	Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF(1)	2.07x / 1.90x	TI/LC	$0	$59,208
Debt Yield Based on Underwritten NOI / NCF(1)	13.1% / 12.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$71,000,000	99.0%	Loan Payoff	$71,183,233	99.2%
Principal’s New Cash Contribution	733,943	1.0	Closing Costs	550,710	0.8

Total Sources	$71,733,943	100.0%	Total Uses	$71,733,943	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Tanger Outlets Columbus Whole Loan (as defined below) of $71.0 million.
(2)	The Tanger Outlets Columbus Loan (as defined below) is part of a whole loan evidenced by two pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $71.0 million.
(3)	See “—Escrows” below.
■	The Mortgage Loan. The Tanger Outlets Columbus loan (the “Tanger Outlets Columbus Loan”) is part of a whole loan consisting of two pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $71,000,000 (the “Tanger Outlets Columbus Whole Loan”) secured by a first mortgage encumbering the borrower’s fee interest in regional outlet center located in Sunbury, Ohio (the “Tanger Outlets Columbus Property”). The Tanger Outlets Columbus Loan is evidenced by the non-controlling note A-2, which had an original balance and has an outstanding balance as of the Cut-off Date of $31,950,000. The controlling note A-1 had an original balance and has an outstanding balance as of the Cut-off Date of $39,050,000.

The Tanger Outlets Columbus Whole Loan was co-originated by Goldman Sachs Bank USA and Wells Fargo Bank, National Association on September 22, 2022. The Tanger Outlets Columbus Whole Loan has a 10-year interest only term and accrues interest at a fixed rate of 6.25150% per annum. The Tanger Outlets Columbus Whole Loan proceeds were used to refinance the Tanger Outlets Columbus Property and pay origination costs.

The Tanger Outlets Columbus Whole Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The scheduled maturity date of the Tanger Outlets Columbus Whole Loan is the due date in October 2032. Voluntary prepayment of the Tanger Outlets Columbus Whole Loan in whole (but not in part) is permitted after April 1, 2032 without payment of any prepayment premium. Defeasance of the Tanger Outlets Columbus Whole Loan in whole (but not in part) is permitted after the date that is earlier of (i) two years from the closing date of the securitization that includes the last note of the Tanger Outlets Columbus Whole Loan to be securitized and (ii) November 1, 2025. If either pari passu note is not securitized by November 1, 2025, the borrower may prepay the non-securitized pari passu note (and such prepayment must include a yield maintenance premium) in conjunction with defeasance of any securitized pari passu note.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The table below summarizes the promissory notes that comprise the Tanger Outlets Columbus Whole Loan. The relationship between the holders of the Tanger Outlets Columbus Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$39,050,000	$39,050,000	Wells Fargo Bank, National Association(1)	Yes
A-2	31,950,000	31,950,000	Benchmark 2022-B37	No
Total	$71,000,000	$71,000,000

(1)	The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Property. The Tanger Outlets Columbus Property is a 355,245 SF outlet center located in the north portion of the Columbus, Ohio metropolitan statistical area (the “Columbus MSA”). The Tanger Outlets Columbus Property is situated at the intersection of Interstate 71 and State Route 36 and includes over 70 shops, serving as the only outlet center within 50 miles. The Tanger Outlets Columbus Property is positioned in the western part of Sunbury, Ohio, a suburb in proximity to several golf clubs and east of the Alum Creek Lake. The Tanger Outlets Columbus Property is approximately 20 miles north of Columbus, which holds several demand drivers, including Ohio State University, JP Morgan Chase & Co., and Nationwide Mutual Insurance Company. The Tanger Outlets Columbus Property is located next to Interstate 71, which has a daily traffic count of roughly 75,000. The Tanger Outlets Columbus Property also stands to benefit from the planned development of the Big Walnut Interchange, a second highway interchange directly south of the Tanger Outlets Columbus Property that is anticipated to help relieve congestion at I-71 and improve regional access for southern Delaware County.

The largest tenant by underwritten base rent, Under Armour (12,000 square feet; 3.4% of net rentable area; 3.9% of underwritten base rent), is a sports equipment and apparel manufacturer founded in 1996 by Kevin Plank, who currently serves as Executive Chairman. The company is headquartered in Baltimore, Maryland.

The second largest tenant by underwritten base rent, Nike (14,953 square feet; 4.2% of net rentable area; 3.7% of underwritten base rent) is a multinational sports equipment and apparel manufacturer founded by Phil Knight in 1964. The company is headquartered in Beaverton, Oregon.

The third largest tenant by underwritten base rent, North Face (8,800 square feet; 2.5% of net rentable area; 3.3% of underwritten base rent) is an outdoor recreation products company that was founded by Douglas Tompkins and Susie Tompkins Buell in 1968. The company is headquartered in Denver, Colorado and is a subsidiary of VF Corporation.

The following table presents certain information relating to the major tenants at the Tanger Outlets Columbus Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF(3)	Tenant Sales $ per SF(4)	Occupancy Cost(4)	Lease Expiration	Renewal / Extension Options
Under Armour	NR/Ba3/BB	12,000	3.4%	$324,600	3.9%	$27.05	$712	7.2%	6/30/2026	None
Nike	NR/A1/AA-	14,953	4.2	309,228	3.7	20.68	$1,027	4.1%	6/30/2026	1, 5-year option
North Face	NR/Baa1/A-	8,800	2.5	270,600	3.3	30.75	$513	10.8%	6/30/2026	None
Old Navy	NR/Ba3/BB	15,000	4.2	249,696	3.0	16.65	$359	10.4%	6/30/2026	1, 5-year option
Express Factory	NR/NR/NR	7,460	2.1	240,506	2.9	32.24	$398	14.4%	1/31/2027	None
Columbia Sportswear	NR/NR/NR	8,139	2.3	238,101	2.9	29.25	$445	9.7%	1/31/2027	None
J. Crew	NR/NR/NR	6,507	1.8	230,803	2.8	35.47	$324	11.6%	3/31/2024	1, 5-year option
American Eagle Off Campus	NR/NR/NR	8,506	2.4	230,179	2.8	27.06	$651	7.8%	1/31/2029	None
Victoria’s Secret	NR/B1/BB-	8,000	2.3	224,000	2.7	28.00	$507	9.9%	1/31/2027	None
Tommy Hilfiger	NR/NR/NR	8,000	2.3	211,538	2.6	26.44	$290	18.2%	6/30/2026	None
Ten Largest Owned Tenants		97,365	27.4%	$2,529,251	30.5%	$25.98
Remaining Occupied		247,828	69.8	5,750,673	69.5	23.20
Vacant Spaces		10,052	2.8	0	0.0	0.00
Totals / Wtd. Avg. All Owned Tenants		355,245	100.0%	$8,279,924	100.0%	$23.99

(1)	Based on the underwritten rent roll dated September 6, 2022, with rent steps through September 2023. Certain tenants may have co-tenancy provisions.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent and UW Base Rent $ per SF include contractual rent steps underwritten through the termination option per the tenant’s lease.
(4)	Tenant Sales $ per SF and Occupancy Cost were provided by the borrower sponsors. Tenant Sales $ per SF is as of TTM August 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to the lease rollover schedule at the Tanger Outlets Columbus Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	4,999	1.4%	1.4%	$146,287	1.8%	$29.26	1
2022	21,980	6.2	7.6%	496,111	6.0	22.57	6
2023	43,761	12.3	19.9%	482,376	5.8	11.02	13
2024	30,605	8.6	28.5%	857,139	10.4	28.01	6
2025	0	0.0	28.5%	0	0.0	0.00	0
2026	162,240	45.7	74.2%	4,245,850	51.3	26.17	34
2027	54,452	15.3	89.5%	1,474,875	17.8	27.09	14
2028	0	0.0	89.5%	0	0.0	0.00	0
2029	13,256	3.7	93.3%	276,691	3.3	20.87	3
2030	8,900	2.5	95.8%	194,505	2.3	21.85	1
2031	5,000	1.4	97.2%	106,090	1.3	21.22	1
2032 & Thereafter	0	0.0	97.2%	0	0.0	0.00	0
Vacant	10,052	2.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	355,245	100.0%		$8,279,924	100.0%	$23.99	79

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Based on the underwritten rent roll dated September 6, 2022, with rent steps through September 2023.
(3)	UW Base Rent and UW Base Rent $ per SF include contractual rent steps through September 2023, totaling approximately $112,045.

The following table presents certain information relating to historical occupancy at the Tanger Outlets Columbus Property:

Historical Leased %(1)

2019	2020	2021	As of 9/6/2022
96.8%	94.2%	96.1%	97.2%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise specified.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Tanger Outlets Columbus Property:

Cash Flow Analysis

	2019	2020	2021	TTM 6/30/2022	Underwritten	Underwritten $ per SF
Base Rent(1)	$7,900,598	$6,620,296	$7,818,319	$8,142,490	$8,167,879	$22.99
Rent Steps(1)	0	0	0	0	112,045	0.32
Vacant Income	0	0	0	0	289,734	0.82
Reimbursements	7,347,479	6,403,646	5,949,679	5,824,816	5,523,891	15.55
Vacancy & Credit Loss	0	0	0	0	(289,734)	(0.82)
Bad Debt	0	0	0	(6,618)	0	0.00
Other Income(2)	1,389,138	949,359	2,146,068	2,031,583	1,721,968	4.85
Effective Gross Income	$16,637,215	$13,973,301	$15,914,066	$16,005,507	$15,525,783	$43.70

Real Estate Taxes	$2,354,512	$2,498,311	$2,246,311	$2,344,390	$2,341,483	$6.59
Insurance	100,250	108,768	121,640	163,955	134,631	0.38
Repairs & Maintenance	1,892,482	1,414,458	1,725,976	1,718,545	1,889,876	5.32
Management Fee	696,014	594,709	753,227	769,337	621,031	1.75
Other Operating Expenses	1,488,838	1,306,965	1,330,758	1,363,989	1,227,910	3.46
Total Operating Expenses	$6,532,096	$5,923,211	$6,177,912	$6,360,216	$6,214,931	$17.49

Net Operating Income	$10,105,119	$8,050,090	$9,736,154	$9,645,291	$9,310,852	$26.21
Replacement Reserves	0	0	0	0	88,811	0.25
TI/LC	0	0	0	0	670,347	1.89
Net Cash Flow	$10,105,119	$8,050,090	$9,736,154	$9,645,291	$8,551,694	$24.07

(1)	Underwritten Base Rent is based on the underwritten rent roll as of September 6, 2022, with rent steps through September 2023.
(2)	Other Income consists of Percentage Rent, Specialty Leasing, and income derived from storage rents, signage, Tanger Club (membership program) and marketing partnerships.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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■	Appraisal. According to the appraisal, the Tanger Outlets Columbus Property had an “as-is” appraised value of $121,300,000 as of August 1, 2022.
■	Environmental Matters. According to the Phase I environmental report dated as of August 12, 2022, there are no recognized environmental conditions or recommendations for further action at the Tanger Outlets Columbus Property.
■	Market Overview and Competition. The Tanger Outlets Columbus Property is located in Delaware County, Ohio, one of 10 counties within the Columbus MSA. The Tanger Outlets Columbus Property is 22 miles north of the city of Columbus, the largest city in the state with an estimated population of 2.1 million residents.

Columbus is home to a number of Fortune 500 companies, including Cardinal Health, Nationwide, American Electric Power and Big Lots. The market is also supported by the corporate headquarters of retailers such as Limited Brands, Abercrombie & Fitch and Tween Brands.

The Columbus annualized population growth over the last decade was nearly double the rate of the nation, averaging 1.2% annually from 2011 through 2021. Of the 10 counties within the Columbus MSA, Delaware County was the fastest growing county over the last decade.

Columbus has a younger and more educated population when compared to the rest of the nation, with median age of 36 years and 36.2% of residents having a bachelor’s degree or higher. According the US Census, Delaware County’s average household income was $152,291 in 2021.

■	The Borrower. The borrower is Columbus Outlets, LLC, a Delaware limited liability company. The borrower is a single purpose bankruptcy-remote entity with two independent managers in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Tanger Outlets Columbus Whole Loan.

The borrower sponsors and non-recourse carveout guarantors are Simon Property Group, L.P. (“Simon”) and Tanger Properties Limited Partnership (“Tanger”). Simon Property Group (NYSE: SPG) (“SPG”) develops and manages premier shopping, dining, entertainment and mixed-use destinations. As of June 30, 2022, SPG owned or held an interest in 198 income-producing properties in the United States. SPG also owns an 80% non-controlling interest in the Taubman Realty Group, LLC, which has an interest in 24 regional, super-regional and outlet malls in the U.S. and Asia. Internationally, as of June 30, 2022, SPG had ownership in 33 Premium Outlets and Designer Outlet properties primarily located in Asia, Europe and Canada as well as a 22.4% equity stake in Klépierre SA, a publicly traded Paris-based real estate company which owns or has an interest in shopping centers located in 14 countries throughout Europe. Tanger is a real estate investment trust founded in 1981. As of December 31, 2021, Tanger owned 36 centers in 20 major U.S. states and Canadian Metros.

Pursuant to the Tanger Outlets Columbus Whole Loan documents, so long as one or more of Simon Property Group, Inc. or an affiliate of Simon is the non-recourse carveout guarantor, the non-recourse carveout guarantor’s liability is limited to $14,200,000, in the aggregate, plus all of the reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by the lender in the enforcement of the related guaranty or the preservation of the lender’s rights under such guaranty.

■	Escrows. At origination of the Tanger Outlets Columbus Whole Loan, the borrower was not required to deposit any upfront reserves.

Tax Reserve – During a Tanger Outlets Columbus Lockbox Event Period or at any time (x) any taxes are not paid by the borrower prior to the assessment of any penalty for late payment and prior to the date that such taxes become delinquent (unless the borrower is contesting such taxes in accordance with the terms of the Tanger Outlets Columbus Whole Loan documents), or (y) upon request of the lender, the borrower fails to promptly provide evidence reasonably satisfactory to the lender that such taxes have been paid prior to the assessment of any penalty for late payment and prior to the date that such taxes become delinquent (unless the borrower is contesting such taxes in accordance with the terms of the Tanger Outlets Columbus Whole Loan documents), the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the reasonably estimated annual real estate taxes; in lieu of remitting such amounts for deposit, the borrower may fund the tax reserve by delivering to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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the lender (i) upon at least ten days written notice to the lender, a qualifying letter of credit in such amount or (ii) provided that no Tanger Outlets Columbus Control Event or event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Tanger Outlets Columbus Whole Loan documents.

Insurance Reserve – In the event that during a Tanger Outlets Columbus Lockbox Event Period the borrower has not provided satisfactory evidence to the lender that the Tanger Outlets Columbus Property is covered by policies that are being maintained as part of a reasonably acceptable blanket insurance policy in accordance with the Tanger Outlets Columbus Whole Loan documents, the borrower is required to deposit into an insurance reserve, 1/12 of reasonably estimated insurance premiums unless the borrower maintains a blanket policy in accordance with the Tanger Outlets Columbus Whole Loan documents; in lieu of remitting such amounts for deposit, the borrower may fund the insurance reserve by delivering to the lender (i) upon at least ten days written notice to the lender, a qualifying letter of credit in such amount or (ii) provided that no Tanger Outlets Columbus Control Event or event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Tanger Outlets Columbus Whole Loan documents.

Replacement Reserve – On each monthly payment date during a Tanger Outlets Columbus Lockbox Event Period, the borrower is required to deposit into a replacement reserve, an amount equal to $7,401 if the balance on deposit in the replacement reserve account is less than $177,623 for reasonably estimated replacements and repairs required to be made to the Tanger Outlets Columbus Property during each calendar year; provided, however, that so long as no Tanger Outlets Columbus Control Event or event of default is continuing, in lieu of remitting such amounts for deposit, the borrower may fund the replacement reserve by delivering to the lender (i) upon at least ten days written notice to the lender, a qualifying letter of credit in such amount or (ii) provided that no Tanger Outlets Columbus Control Event or event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Tanger Outlets Columbus Whole Loan documents.

TI/LC Reserve – The borrower is required to deposit into a rollover reserve, on a monthly basis, an amount equal to $59,208 if the balance of the rollover reserve falls below $2,841,960 (provided that no such cap will apply during a Tanger Outlets Columbus Lockbox Event Period); in lieu of remitting such amounts for deposit, the borrower may fund the rollover reserve by delivering to the lender (i) upon at least ten days written notice to the lender, a qualifying letter of credit in such amount or (ii) provided that no Tanger Outlets Columbus Control Event or event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Tanger Outlets Columbus Whole Loan documents.

A “Tanger Outlets Columbus Control Event” means if one or more of Simon and Simon Property Group, Inc. does not own at least 50% of the direct or indirect interests in the borrower or does not control the borrower.

■	Lockbox and Cash Management. The Tanger Outlets Columbus Whole Loan is structured with a hard lockbox and springing cash management. At origination of the Tanger Outlets Columbus Whole Loan, the borrower was required to direct each tenant to remit all rents directly to a lender-controlled lockbox account. In addition, the borrower is required to, and is required to cause the property manager to, cause all amounts constituting rents received by the borrower or the property manager with respect to the Tanger Outlets Columbus Property to be deposited into the lockbox account or a lender-controlled cash management account by the end of the second business day following receipt. In addition, the borrower is required to, and is required to cause the property manager to, instruct all persons that maintain open accounts with the borrower or property manager with respect to the Tanger Outlets Columbus Property or with whom the borrower or property manager does business on an “accounts receivable” basis with respect to the Tanger Outlets Columbus Property to deliver all payments due under such accounts to the lockbox account. On a weekly basis during the continuance of a Tanger Outlets Columbus Lockbox Event Period under the Tanger Outlets Columbus Whole Loan documents, all amounts in the lockbox are required to be remitted to the cash management account. On a weekly basis at any time no Tanger Outlets Columbus Lockbox Event Period is in effect, all amounts in the lockbox account are required to be remitted to a borrower-controlled operating account.

On each due date during the continuance of a Tanger Outlets Columbus Lockbox Event Period, all funds on deposit in the cash management account after payment of debt service on the Tanger Outlets Columbus Whole Loan, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Tanger Outlets Columbus Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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A “Tanger Outlets Columbus Lockbox Event Period” means the period commencing on the occurrence of a Tanger Outlets Columbus Lockbox Event and continuing until the occurrence of the applicable Tanger Outlets Columbus Lockbox Termination Event (as defined below).

A “Tanger Outlets Columbus Lockbox Event” means the occurrence of: (i) an event of default; (ii) any bankruptcy action of the borrower; (iii) a bankruptcy action of the property manager if the property manager is an affiliate of the borrower, provided that the property manager is not replaced within 60 days with a qualified property manager; or (iv) a Tanger Outlets Columbus Debt Yield Trigger Event (as defined below).

A “Tanger Outlets Columbus Debt Yield Trigger Event” means, as of any date of determination, the debt yield based on the trailing four calendar quarter period immediately preceding such date of determination is less than 10.25% for two consecutive calendar quarters.

A “Tanger Outlets Columbus Lockbox Termination Event” means (a) if the Tanger Outlets Columbus Lockbox Event is caused solely by the occurrence of a Tanger Outlets Columbus Debt Yield Trigger Event, the achievement of a debt yield for the Tanger Outlets Columbus Whole Loan of 10.25% or greater for two consecutive calendar quarters, (b) if the Tanger Outlets Columbus Lockbox Event is caused solely by an event of default, the acceptance by the lender of a cure of such event of default (which cure the lender is not obligated to accept and may reject or accept in its sole and absolute discretion) provided that the lender has not accelerated the loan, moved for a receiver or commenced foreclosure proceedings or (c) if the Tanger Outlets Columbus Lockbox Event is caused solely by a bankruptcy action of the property manager, if the borrower replaces the property manager with a qualified property manager under a replacement property management agreement within 60 days or such bankruptcy action of the property manager is discharged or dismissed within 90 days without any adverse consequences to the Tanger Outlets Columbus Property or the Tanger Outlets Columbus Whole Loan; provided, however, that, each such Tanger Outlets Columbus Lockbox Termination Event is subject to the following conditions: (i) no other Tanger Outlets Columbus Lockbox Event has occurred and is continuing, (ii) no other event of default has occurred and is continuing under the Tanger Outlets Columbus Whole Loan documents, (iii) the borrower may not cure a Tanger Outlets Columbus Lockbox Event (x) more than a total of five times in the aggregate during the term of the Tanger Outlets Columbus Whole Loan or (y) triggered by a bankruptcy action of the borrower at any time during the term of the Tanger Outlets Columbus Whole Loan and (iv) the borrower has paid all of the lender’s reasonable out-of-pocket expenses incurred in connection with such Tanger Outlets Columbus Lockbox Termination Event, including reasonable attorney’s fees and expenses.

■	Property Management. The Tanger Outlets Columbus Property is managed collectively by Tanger Management, LLC and Simon Management Associates II, LLC, which are affiliates of the borrower sponsor.
■	Current Mezzanine or Secured Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Release of Collateral. Not permitted.
■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Tanger Outlets Columbus Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA or a subsequent statute is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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EXCHANGERIGHT NET LEASED PORTFOLIO #58

Walgreens – Wyncote, PA

Aldi – Tulsa, OK

Dollar Tree – De Soto, MO

FAMILY DOLLAR

Family Dollar – Fort Worth, TX

CVS/pharmacy

CVS – Parkersburg, WV

DOLLAR TREE

Dollar Tree – Roanoke, VA

DOLLAR TREE

Dollar Tree – Harrah, OK

CVS/pharmacy

CVS – Chalfont, PA

DOLLAR GENERAL

Dollar General – Diamond, IL

DOLLAR TREE

Dollar Tree – Herrin, IL

FAMILY DOLLAR

Family Dollar – Warren, OH

DOLLAR TREE

Dollar Tree – De Soto, MO

Huntington

Huntington Bank – Canton, MI

Dollar Tree – Cowpens, SC

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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MAP © 2022 CARTIFACT
Chicago
Detroit
Cleveland
New York
Boston
Minneapolis
Kansas City
St. Louis
Washington, D.C.
Denver
Dallas
Austin
Houston
Atlanta
Miami
Tulsa
Oklahoma City
Fort Worth
El Paso
Charlotte
Pittsburgh
Philadelphia
Baltimore
Indianapolis
Nashville
Memphis
Little Rock
Gulf of Mexico
Atlantic Ocean

ExchangeRight Net Leased Portfolio #58

	PROPERTY NAME	ADDRESS	CITY	STATE	ZIP CODE
1	Aldi - Tulsa	2711 South Harvard Avenue	Tulsa	OK	74114
2	Hobby Lobby - Arnold	30 Arnold Mall	Arnold	MO	63010
3	Walgreens - Rock Falls	1700 1st Avenue	Rock Falls	IL	61071
4	CVS Pharmacy - Chalfont	298 West Butler Avenue	Chalfont	PA	18914
5	Walgreens - Wyncote	2727 West Cheltenham Avenue	Wyncote	PA	19095
6	CVS Pharmacy - Parkersburg	4418 Emerson Avenue	Parkersburg	WV	26104
7	Huntington Bank - Canton	47152 Michigan Avenue	Canton	MI	48188
8	Dollar Tree - Herrin	1704 South Park Avenue	Herrin	IL	62948
9	Dollar General - Diamond	1185 East Division Street	Diamond	IL	60416
10	Dollar Tree - Chicago	4800 West Fullerton Avenue	Chicago	IL	60639
11	Dollar General - Ocala	2685 Northeast 14th Street	Ocala	FL	34470
12	Dollar Tree - Harrah	3158 South Harrah Road	Harrah	OK	73045
13	Dollar Tree - De Soto	12949 Missouri Highway 21	De Soto	MO	63020
14	Dollar General - Butler	511 Route 422 East	Butler	PA	16002
15	Family Dollar - Fort Worth	2300 Mansfield Highway	Fort Worth	TX	76119
16	Dollar Tree - Cowpens	5401 North Main Street	Cowpens	SC	29330
17	Dollar Tree - Fairfield	6621 Aaron Aronov Drive	Fairfield	AL	35064
18	Dollar Tree - Roanoke	4952 Valley View Boulevard North	Roanoke	VA	24012
19	Family Dollar - Jacksonville	2100 Burgaw Highway	Jacksonville	NC	28540
20	Dollar Tree - San Elizario	13272 Socorro Road	San Elizario	TX	79849
21	Dollar General - Topeka	4210 Northwest Topeka Boulevard	Topeka	KS	66617
22	Family Dollar - Warren	1840 Elm Road Northeast	Warren	OH	44483
23	Dollar General - Pembroke	3151 Union Chapel Road	Pembroke	NC	28372
24	Dollar General - Mount Airy	1560 East Pine Street	Mount Airy	NC	27030
25	Family Dollar - East Canton	406 Noble Street West	East Canton	OH	44730

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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EXCHANGERIGHT NET LEASED PORTFOLIO #58
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	25	Loan Seller		CREFI
Location (City/State)(1)	Various	Cut-off Date Balance		$31,135,000
Property Type	Retail	Cut-off Date Balance per SF		$98.11
Size (SF)	317,364	Percentage of Initial Pool Balance		3.7%
Total Occupancy as of 10/1/2022	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2022	100.0%	Type of Security		Fee
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		5.29000%
Appraised Value(1)	$63,920,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$3,514,624
Underwritten Expenses	$105,439	Escrows(2)
Underwritten Net Operating Income (NOI)	$3,409,186		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,361,581	Taxes	$271,342	$54,268
Cut-off Date LTV Ratio	48.7%	Insurance	$0	Springing
Maturity Date LTV Ratio	48.7%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF	2.04x / 2.01x	TI/LC	$500,000	Springing
Debt Yield Based on Underwritten NOI / NCF	10.9% / 10.8%	Other(3)	$229,036	$0
Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,135,000	48.1%	Purchase Price(4)	$62,376,709	96.4%
Principal’s New Cash Contribution	33,552,647	51.9	Closing Costs	1,310,560	2.0
			Reserves	1,000,378	1.5
Total Sources	$64,687,647	100.0%	Total Uses	$64,687,647	100.0%

(1)	See “Portfolio Summary” table below for the Location (City / State), Year Built / Latest Renovation and the Appraised Values of the individual ExchangeRight Net Leased Portfolio #58 Properties (as defined below).
(2)	See “—Escrows” below.
(3)	Other Upfront reserves consist of $181,242 for a deferred maintenance reserve and $47,794 for an unfunded obligations reserve.
(4)	The borrower sponsor acquired the ExchangeRight Net Leased Portfolio #58 Properties in all-cash transactions between June and August 2022 for a combined purchase price of $62,376,709. The ExchangeRight Net Leased Portfolio #58 Properties were unencumbered at the time of origination of the ExchangeRight Net Leased Portfolio #58 Loan (as defined below).

■	The Loan. The ExchangeRight Net Leased Portfolio #58 loan (the “ExchangeRight Net Leased Portfolio #58 Loan”) is secured by a first mortgage encumbering the borrower’s fee interests in 25 single tenant retail properties located in 14 different states (the “ExchangeRight Net Leased Portfolio #58 Properties”). The ExchangeRight Net Leased Portfolio #58 Loan has an outstanding principal balance as of the Cut-off Date of $31,135,000. The ExchangeRight Net Leased Portfolio #58 Loan, which accrues interest at a rate of 5.29000% per annum, was originated on August 31, 2022.

The ExchangeRight Net Leased Portfolio #58 Loan had an initial interest-only term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The scheduled maturity date of the ExchangeRight Net Leased Portfolio #58 Loan is the due date in September 2032.

■	The Mortgaged Properties. The ExchangeRight Net Leased Portfolio #58 Properties consist of 25 single tenant retail properties which are collectively 100.0% occupied. The ExchangeRight Net Leased Portfolio #58 Properties are located across 14 different states.

■	Major Tenants. The largest tenant based on the underwritten base rent at the ExchangeRight Net Leased Portfolio #58 Properties, Dollar Tree, occupies 78,472 SF (24.7% of the net rentable area, 23.5% of the UW Base Rent) with initial lease expirations of April 30, 2031 (10,988 SF), July 31, 2031 (10,385 SF), September 30, 2030 (10,049 SF), September 30, 2028 (10,000 SF), September 30, 2031 (9,750 SF), June 30, 2032 (9,201 SF), May 31, 2030 (9,115 SF) and January 31, 2029 (8,984 SF). Founded in 1986, Dollar Tree owns and operates discount variety stores through its Dollar Tree and Family Dollar segments. The Dollar Tree segment includes operations under Dollar Tree and Dollar Tree Canada brands with 13 distribution centers in the United States and two in Canada.

The second largest tenant based on the underwritten base rent, Walgreens, occupies 29,155 SF (9.2% of the net rentable area, 17.6% of UW Base Rent) with initial lease expirations of November 30, 2034 (14,820 SF) and October 31, 2028 (14,335 SF). Walgreens operates a pharmacy store chain in the United States and specializes in filling prescriptions, health and wellness products and photo services.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The third largest tenant based on the underwritten base rent, Dollar General, occupies 58,211 SF (18.3% of the net rentable area, 16.4% of UW Base Rent) with initial lease expirations of January 31, 2032 (12,049 SF), September 30, 2031 (9,501 SF), September 30, 2029 (9,367 SF), September 30, 2034 (9,182 SF), August 31, 2029 (9,086 SF) and August 31, 2028 (9,026 SF). Dollar General is a discount retailer that offers merchandise, including consumable items, seasonal items, home products and apparel. Its merchandise includes brands from manufacturers, as well as its own private brand selections with prices at discounts to brands. Its consumables category includes paper and cleaning products, packaged food, perishables, snacks, health and beauty, pet, and tobacco products. Dollar General has more than 18,000 stores in 47 states.

The following table presents certain information relating to the individual ExchangeRight Net Leased Portfolio #58 Properties:

Portfolio Summary

Property Name	Location	Year Built / Renovated(1)	GLA	Property Occupancy(2)	Mortgage Loan Cut-off Date Balance	% Mortgage Loan Cut-off Date Balance	Appraised Value(1)	UW NCF
Aldi - Tulsa	Tulsa, OK	2000 / 2021	23,946	100.0%	$2,930,000	9.4%	$5,700,000	$283,269
Hobby Lobby - Arnold	Arnold, MO	1970 / 2008	58,412	100.0	2,746,000	8.8	5,310,000	260,371
Walgreens - Rock Falls	Rock Falls, IL	2005 / NAP	14,820	100.0	2,746,000	8.8	4,600,000	242,896
CVS Pharmacy - Chalfont	Chalfont, PA	1999 / NAP	10,125	100.0	2,529,000	8.1	4,850,000	244,842
Walgreens - Wyncote	Wyncote, PA	2003 / NAP	14,335	100.0	2,517,000	8.1	6,700,000	352,627
CVS Pharmacy - Parkersburg	Parkersburg, WV	1999 / NAP	10,093	100.0	1,556,000	5.0	3,100,000	156,709
Huntington Bank - Canton	Canton, MI	2007 / NAP	2,914	100.0	1,217,000	3.9	2,425,000	128,573
Dollar Tree - Herrin	Herrin, IL	2020 / NAP	10,049	100.0	1,098,000	3.5	1,970,000	107,614
Dollar General - Diamond	Diamond, IL	2000 / NAP	12,049	100.0	1,071,000	3.4	2,150,000	109,469
Dollar Tree - Chicago	Chicago, IL	1942 / 2010	10,988	100.0	1,052,000	3.4	2,110,000	114,794
Dollar General - Ocala	Ocala, FL	2009 / NAP	9,086	100.0	952,000	3.1	1,910,000	104,075
Dollar Tree - Harrah	Harrah, OK	2021 / NAP	9,750	100.0	915,000	2.9	1,800,000	99,615
Dollar Tree - De Soto	De Soto, MO	2020 / NAP	9,115	100.0	915,000	2.9	1,670,000	93,697
Dollar General - Butler	Butler, PA	2016 / NAP	9,501	100.0	887,000	2.8	1,800,000	95,321
Family Dollar - Fort Worth	Fort Worth, TX	2019 / NAP	9,527	100.0	870,000	2.8	2,170,000	118,365
Dollar Tree - Cowpens	Cowpens, SC	1996 / 2021	10,385	100.0	846,000	2.7	1,470,000	80,264
Dollar Tree - Fairfield	Fairfield, AL	2001 / NAP	10,000	100.0	823,000	2.6	2,075,000	114,763
Dollar Tree - Roanoke	Roanoke, VA	1993 / 2021	8,984	100.0	777,000	2.5	1,400,000	81,440
Family Dollar - Jacksonville	Jacksonville, NC	2016 / NAP	8,320	100.0	732,000	2.4	1,850,000	102,185
Dollar Tree - San Elizario	San Elizario, TX	2022 / NAP	9,201	100.0	732,000	2.4	1,830,000	95,838
Dollar General - Topeka	Topeka, KS	2014 / NAP	9,367	100.0	704,000	2.3	1,430,000	78,978
Family Dollar - Warren	Warren, OH	1959 / 2014	8,300	100.0	667,000	2.1	1,375,000	78,129
Dollar General - Pembroke	Pembroke, NC	2019 / NAP	9,182	100.0	640,000	2.1	1,700,000	85,002
Dollar General - Mount Airy	Mount Airy, NC	2013 / NAP	9,026	100.0	640,000	2.1	1,400,000	76,601
Family Dollar - East Canton	East Canton, OH	1966 / 2022	19,889	100.0	573,000	1.8	1,125,000	56,142
Total / Wtd. Avg.			317,364	100.0%	$31,135,000	100.0%	$63,920,000	$3,361,581

(1)	Source: Appraisals.
(2)	As of underwritten rent rolls dated October 1, 2022.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to the major tenants at the ExchangeRight Net Leased Portfolio #58 Properties:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal/ Extension Options
Dollar Tree	NR/Baa2/BBB	78,472	24.7%	$867,928	23.5%	$11.06	Various(4)	Various(9)
Walgreens	NR/Baa2/BBB	29,155	9.2	651,000	17.6	$22.33	Various(5)	None
Dollar General	NR/Baa2/BBB	58,211	18.3	605,728	16.4	$10.41	Various(6)	Various(10)
CVS Pharmacy	NR/Baa2/BBB	20,218	6.4	439,049	11.9	$21.72	Various(7)	Various(11)
Family Dollar	NR/Baa2/NR	46,036	14.5	392,542	10.6	$8.53	Various(8)	Various(12)
ALDI	NR/NR/NR	23,946	7.5	311,298	8.4	$13.00	9/30/2031	4, 5-year options
Hobby Lobby	NR/NR/NR	58,412	18.4	292,060	7.9	$5.00	12/31/2033	2, 5-year options
Huntington Bank	NR/A3/A-	2,914	0.9	140,000	3.8	$48.04	4/30/2028	4, 5-year options
Largest Tenants		317,364	100.0%	$3,699,605	100.0%	$11.66
Remaining Tenants		0	0.0	0	0.0	$0.00
Vacant		0	0.0	0	0.0	$0.00
Total / Wtd. Avg. All Tenants		317,364	100.0%	$3,699,605	100.0%	$11.66

(1)	Based on the underwritten rent roll as of October 1, 2022.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of straight line rent steps for certain investment grade tenants including Dollar Tree, Dollar General and Family Dollar.
(4)	Dollar Tree leases 78,472 SF of space across eight properties: (i) Dollar Tree – Chicago, 10,988 SF of space with an initial lease expiration of April 30, 2031, (ii) Dollar Tree – Cowpens, 10,385 SF of space with an initial lease expiration of July 31, 2031, (iii) Dollar Tree – Herrin, 10,049 SF of space with an initial lease expiration of September 30, 2030, (iv) Dollar Tree – Fairfield, 10,000 SF of space with an initial lease expiration of September 30, 2028, (v) Dollar Tree – Harrah, 9,750 SF of space with an initial lease expiration of September 30, 2031, (vi) Dollar Tree - San Elizario, 9,201 SF of space with an initial lease expiration of June 30, 2032, (vii) Dollar Tree - De Soto, 9,115 SF of space with an initial lease expiration of May 31, 2030 and (viii) Dollar Tree – Roanoke, 8,984 SF of space with an initial lease expiration of January 31, 2029.
(5)	Walgreens leases 29,155 SF across two properties: (i) Walgreens - Rock Falls, 14,820 SF with an initial lease expiration of November 30, 2034 based on the first termination option and a final lease expiration date of November 30, 2079, and (ii) Walgreens - Wyncote, 14,335 SF with an initial lease expiration of October 31, 2028 based on the first termination option and a final lease expiration date of October 31, 2078. All lease termination options are subject to a notice of at least 9 months except for the Walgreens - Rock Falls’ lease which is subject to a notice of at least 6 months.
(6)	Dollar General leases 58,211 SF of space across six properties: (i) Dollar General - Diamond, 12,049 SF of space with an initial lease expiration of January 31, 2032, (ii) Dollar General - Butler, 9,501 SF of space with an initial lease expiration of September 30, 2031, (iii) Dollar General - Topeka, 9,367 SF of space with an initial lease expiration of September 30, 2029, (iv) Dollar General - Pembroke, 9,182 SF of space with an initial lease expiration of September 30, 2034, (v) Dollar General - Ocala, 9,086 SF of space with an initial lease expiration of August 31, 2029 and (vi) Dollar General - Mount Airy, 9,026 SF of space with an initial lease expiration of August 31, 2028.
(7)	CVS Pharmacy leases 20,218 SF across two properties: (i) CVS Pharmacy - Chalfont, 10,125 SF with an initial lease expiration of March 31, 2035 and (ii) CVS Pharmacy - Parkersburg, 10,093 SF with an initial lease expiration of May 31, 2032.
(8)	Family Dollar leases 46,036 SF of space across four properties: (i) Family Dollar - East Canton, 19,889 SF of space with an initial lease expiration of April 30, 2032, (ii) Family Dollar - Fort Worth, 9,527 SF of space with an initial lease expiration of October 31, 2029, (iii) Family Dollar - Jacksonville, 8,320 SF of space with an initial lease expiration of September 30, 2031 and (iv) Family Dollar - Warren, 8,300 SF of space with an initial lease expiration of September 30, 2029.
(9)	Dollar Tree properties have various lease renewal / extension options: (i) 2, 5-year options for Dollar Tree - Chicago, (ii) 5, 5-year options for Dollar Tree - Cowpens, (iii) 5, 5-year options for Dollar Tree - Herrin, (iv) 3, 5-year options for Dollar Tree - Harrah, (v) 6, 5-year options for Dollar Tree - San Elizario, (vi) 5, 5-year options for Dollar Tree - De Soto and (vii) 5, 5-year options for Dollar Tree - Roanoke.
(10)	Dollar General properties have various lease renewal / extension options: (i) 6, 5-year options for Dollar General - Diamond, (ii) 2, 5-year and 1, 4 year 11-month options for Dollar General - Butler, (iii) 4, 5-year options for Dollar General – Topeka, (iv) 5, 5-year options for Dollar General - Pembroke, (v) 3, 5-year options for Dollar General – Ocala and (vi) 5, 5-year options for Dollar General - Mount Airy.
(11)	CVS Pharmacy properties have various lease renewal / extension options: (i) 5, 5-year options for CVS Pharmacy – Chalfont and (ii) 1, 5-year option for CVS Pharmacy – Parkersburg.
(12)	Family Dollar properties have various lease renewal / extension options: (i) 4, 5-year options for Family Dollar - East Canton, (ii) 6, 5-year options for Family Dollar - Fort Worth, (iii) 6, 5-year options for Family Dollar – Jacksonville and (iv) 5, 5-year options for Family Dollar - Warren.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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EXCHANGERIGHT NET LEASED PORTFOLIO #58

The following table presents certain information relating to the lease rollover schedule at the ExchangeRight Net Leased Portfolio #58 Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0	0.0%	0	0.0%	$0.00	0
2023	0	0.0	0.0%	0	0.0%	$0.00	0
2024	0	0.0	0.0%	0	0.0%	$0.00	0
2025	0	0.0	0.0%	0	0.0%	$0.00	0
2026	0	0.0	0.0%	0	0.0%	$0.00	0
2027	0	0.0	0.0%	0	0.0%	$0.00	0
2028	36,275	11.4	11.4%	735,763	19.9%	$20.28	4
2029	45,264	14.3	25.7%	507,625	13.7%	$11.21	5
2030	19,164	6.0	31.7%	221,580	6.0%	$11.56	2
2031	72,890	23.0	54.7%	853,372	23.1%	$11.71	6
2032	51,232	16.1	70.8%	462,120	12.5%	$9.02	4
2033 & Thereafter	92,539	29.2	100.0%	919,145	24.8%	$9.93	4
Vacant	0	0.0	100.0%	0	0.0%	$0.00	0
Total / Wtd. Avg.	317,364	100.0%		$3,699,605	100.0%	$11.66	25

(1)	Based on the underwritten rent roll dated October 1, 2022.
(2)	Certain tenants may have termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF are inclusive of straight line rent steps for certain investment grade tenants including Dollar Tree, Dollar General, and Family Dollar.

The following table presents certain information relating to historical leasing at the ExchangeRight Net Leased Portfolio #58 Properties:

Historical Leased %(1)

2019	2020	2021	As of 10/1/2022(2)
NAV	NAV	NAV	100.0%

(1)	Historical occupancies are unavailable due to the acquisition of ExchangeRight Net Leased Portfolio #58 Properties between June and August 2022.
(2)	Current Occupancy is based on the underwritten rent roll as of October 1, 2022.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the ExchangeRight Net Leased Portfolio #58 Properties:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$3,687,748	$11.62
Contractual Rent Steps(2)	11,857	$0.04
Vacant Income	0	$0.00
Reimbursements	0	$0.00
Other Income	0	$0.00
Vacancy & Credit Loss	(184,980)	($0.58)
Effective Gross Income	$3,514,624	$11.07

Real Estate Taxes	$0	$0.00
Insurance	0	$0.00
Management Fee	105,439	$0.33
Other Operating Expenses	0	$0.00
Total Operating Expenses	$105,439	$0.33

Net Operating Income	$3,409,186	$10.74
TI/LC	0	$0.00
Replacement Reserves	47,605	$0.15
Net Cash Flow	$3,361,581	$10.59

(1)	Historical financial information is unavailable due to the acquisition of the ExchangeRight Net Leased Portfolio #58 Properties between June and August 2022.
(2)	Contractual rent steps are underwritten as the straight line average over the lease term for certain investment grade tenants including Dollar Tree, Dollar General, and Family Dollar.

■	Appraisal. According to the appraisal reports, the ExchangeRight Net Leased Portfolio #58 Properties had an aggregate “as-is” appraised value of $63,920,000 as of dates between May 16, 2022 and July 24, 2022.

■	Environmental Matters. According to the Phase I environmental reports dated between April 25, 2022 and August 2, 2022, there are no recognized environmental conditions or recommendations for further action at the ExchangeRight Net Leased Portfolio #58 Properties.

■	Market Overview and Competition. The ExchangeRight Net Leased Portfolio #58 Properties are 25 geographically dispersed properties located across 14 different states. The ExchangeRight Net Leased Portfolio #58 Properties are located in submarkets with vacancy rates ranging from 1.1% to 9.9%. The submarkets’ rents per SF range from $5.70 to $22.25.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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EXCHANGERIGHT NET LEASED PORTFOLIO #58

Market Analysis(1)

Property Name	City, State	Market	Submarket	Submarket Inventory	Submarket Vacancy	Submarket Rent PSF	UW Base Rent PSF(2)
Aldi - Tulsa	Tulsa, OK	Tulsa MSA	MidTown Tulsa	4,807,891	4.4%	$18.32	$13.00
Hobby Lobby - Arnold	Arnold, MO	St. Louis	Jefferson County	4,706,020	4.2%	$12.36	$5.00
Walgreens - Rock Falls	Rock Falls, IL	Whiteside County Retail Market	NAV	NAV	NAV	NAV	$17.95
CVS Pharmacy - Chalfont	Chalfont, PA	Philadelphia MSA	Bucks County	35,247,390	4.8%	$18.07	$26.40
Walgreens - Wyncote	Wyncote, PA	Philadelphia MSA	Montgomery County	57,608,060	4.4%	$19.63	$26.86
CVS Pharmacy - Parkersburg	Parkersburg, WV	Parkersburg-Vienna MSA	Wood County	9,322,417	2.8%	$12.50	$17.01
Huntington Bank - Canton	Canton, MI	Detroit	Southern I-275 Corridor	NAV	NAV	NAV	$48.04
Dollar Tree - Herrin	Herrin, IL	Carbondale-Marion	NAP	7,299,183	7.4%	$11.66	$11.78
Dollar General - Diamond	Diamond, IL	Chicago	Grundy County	2,709,169	2.9%	$14.24	$10.02
Dollar Tree - Chicago	Chicago, IL	Chicago	Northwest City	64,925,522	4.0%	$22.25	$11.50
Dollar General - Ocala	Ocala, FL	Ocala, FL MSA	1-mile radius	20,477,345	4.4%	$15.40	$12.59
Dollar Tree - Harrah	Harrah, OK	Oklahoma County	East Oklahoma County	8,863,125	9.9%	$12.83	$11.25
Dollar Tree - De Soto	De Soto, MO	St. Louis	Jefferson County	4,706,020	4.2%	$12.36	$11.32
Dollar General - Butler	Butler, PA	Pittsburgh PA MSA	Butler County	12,139,475	3.1%	$18.81	$11.05
Family Dollar - Fort Worth	Fort Worth, TX	Fort Worth-Arlington	Southeast Fort Worth	3,696,401	1.1%	$10.73	$13.65
Dollar Tree - Cowpens	Cowpens, SC	Greenville / Spartanburg	Lower Spartanburg Cty	3,759,162	4.5%	$7.05	$8.55
Dollar Tree - Fairfield	Fairfield, AL	Birmingham	Bessemer	61,496	3.6%	$9.01	$12.62
Dollar Tree - Roanoke	Roanoke, VA	Roanoke	Northeast	6,986,708	1.4%	$14.04	$10.00
Family Dollar - Jacksonville	Jacksonville, NC	Jacksonville MSA	5-mile radius	1,515,376	3.9%	$17.42	$13.49
Dollar Tree - San Elizario	San Elizario, TX	El Paso	Outlying El Paso County	3,598,687	2.1%	$12.31	$11.47
Dollar General - Topeka	Topeka, KS	Topeka	Topeka	13,280,424	6.3%	$8.41	$9.31
Family Dollar - Warren	Warren, OH	Youngstown MSA	Trumbull County	15,129,451	2.9%	$20.44	$10.38
Dollar General - Pembroke	Pembroke, NC	Fayetteville-Lumberton-Laurinburg CSA	Robeson County	6,799,977	1.5%	$12.00	$10.21
Dollar General - Mount Airy	Mount Airy, NC	Greensboro-High Point-Winston Salem CSA	Surry County	4,939,573	3.9%	$5.70	$9.37
Family Dollar - East Canton	East Canton, OH	Canton MSA	Stark County	27,848,253	3.4%	$8.98	$3.23

(1)	Source: Appraisals.
(2)	Based on the underwritten rent roll as of October 1, 2022 and inclusive of rent steps.

■	The Borrower. The borrower for the ExchangeRight Net Leased Portfolio #58 Loan is ExchangeRight Net-Leased Portfolio 58 DST, a Delaware statutory trust. The borrower sponsors and guarantors are ExchangeRight Real Estate, LLC, David Fisher, Joshua Ungerecht and Warren Thomas. ExchangeRight Net-Leased Portfolio 58 DST is 99.0% owned by accredited investors and 1.0% owned by David Fisher, Joshua Ungerecht and Warren Thomas, collectively. ExchangeRight Net-Leased Portfolio 58 DST is managed by NLP Management, LLC, an affiliate ExchangeRight Real Estate, LLC, a provider of 1031-exchangeable Delaware statutory trust (“DST”) offerings based in Pasadena, California with more than $4.1 billion of assets under management, 17 million SF of space and more than 950 properties. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the ExchangeRight Net Leased Portfolio #58 Loan. Gregory S. Harrison, the DST’s signatory trustee has the right to vote on certain material actions taken by ExchangeRight Net-Leased Portfolio 58 DST.

■	Escrows. At origination of the ExchangeRight Net Leased Portfolio #58 Loan, the borrower deposited approximately (i) $271,342 into a real estate tax reserve account, (ii) $181,242 into a deferred maintenance reserve account, (iii) $47,794 into an unfunded obligations reserve account and (iv) $500,000 into a TI/LC reserve account.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the real estate taxes that the lender estimates will be payable during the next 12 months (initially estimated to be $54,268).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of coverage, unless an acceptable blanket policy was in place. An acceptable blanket policy was in place at origination of the ExchangeRight Net Leased Portfolio #58 Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Replacement Reserve – The borrower is required on each monthly payment date during a Cash Management Period (as defined below) to deposit approximately $3,112 (representing 1/12 of the product obtained by multiplying $0.15 by the aggregate number of rentable square feet of space at the ExchangeRight Net Leased Portfolio #58 Properties) into a capital reserve subaccount.

TI/LC Reserve – On each due date during a Cash Management Period, the borrower will be required to deposit approximately $19,835 (representing 1/12th of the product obtained by multiplying $0.75 by the aggregate number of rentable square feet of space at the ExchangeRight Net Leased Portfolio #58 Properties) into a TI/LC reserve subaccount.

■	Lockbox and Cash Management. The ExchangeRight Net Leased Portfolio #58 Loan is structured with a hard lockbox and springing cash management. The borrower, property manager and master lessee are required to cause all rents to be deposited directly into a lender approved lockbox account. All funds received by the borrower, property manager, or master lessee are required to be deposited in a lockbox account within two business days following receipt. During the continuance of a Cash Management Period, all funds on deposit in the lockbox account are required to be swept at the end of each business day into a lender-controlled cash management account and applied on each payment date and disbursed in accordance with the loan agreement. Provided no Cash Management Period is continuing, funds on deposit in the lockbox account will be disbursed to the borrower’s operating account.

“Cash Management Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default (beyond any applicable cure period) under the ExchangeRight Net Leased Portfolio #58 Loan documents, (ii) the debt service coverage ratio for the ExchangeRight Net Leased Portfolio #58 Loan being less than 1.50x, or (iii) September 1, 2029, to the extent a Qualified Transfer (as defined below) has not occurred, and (B) ending upon (a) with respect to clause (i) above, such event of default having been cured, (b) with respect to clause (ii) above, the debt service coverage ratio for the ExchangeRight Net Leased Portfolio #58 Loan being at least equal to 1.55x as of the last day of two consecutive calendar quarters, or (c) with respect to clause (iii) above, the occurrence of a Qualified Transfer. Notwithstanding the foregoing, a Cash Management Period will not be deemed to cease in the event any other triggering event is then ongoing.

“Qualified Transfer” means the transfer of all of the ownership interests in borrower to an approved transferee and the replacement of the guarantor with an approved transferee (which transferee may not be a Delaware statutory trust) provided that certain terms and conditions are satisfied, including, without limitation, (i) if required by the lender, delivery of a rating comfort letter, (ii) the approved transferee will own all of the ownership interests in the borrower and the master lessee.

■	Property Management. The ExchangeRight Net Leased Portfolio #58 Properties are managed by NLP Management, LLC, an affiliate of the borrower sponsor.
■	Current Mezzanine or Secured Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not Permitted.
■	Release of Collateral. The borrower is permitted to a release of one or more of the ExchangeRight Net Leased Portfolio #58 Properties from the lien of the ExchangeRight Net Leased Portfolio #58 Loan documents subject to satisfaction of the applicable conditions set forth therein, including, without limitation, that:
(i)	the sale of such ExchangeRight Net Leased Portfolio #58 Property is pursuant to an arm’s-length agreement with a third party not affiliated with the borrower or guarantor;
(ii)	no event of default has occurred and is continuing under the ExchangeRight Net Leased Portfolio #58 Loan;

(iii)	the borrower has delivered a REMIC opinion with respect to any applicable release in form and substance acceptable to the lender and the rating agencies and such release otherwise satisfies then applicable REMIC rules and regulations;

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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(iv)	the ExchangeRight Net Leased Portfolio #58 Loan is defeased (to the extent that a partial defeasance is then permitted under the loan documents), in an amount equal to the greater of (a) 115% of the allocated loan amount of such ExchangeRight Net Leased Portfolio #58 Property or Properties and (b) 90% of the net sales proceeds applicable to such ExchangeRight Net Leased Portfolio #58 Property;
(v)	the debt service coverage ratio for the ExchangeRight Net Leased Portfolio #58 Loan after any such release is at least equal to the greater of (i) 2.05x and (ii) the debt service coverage ratio immediately prior to release (provided, that, for the purposes of the foregoing, the debt service coverage ratio will be calculated only with respect to the portion of the ExchangeRight Net Leased Portfolio #58 Loan that has not been defeased as of the date of the applicable release);
(vi)	the debt yield for the ExchangeRight Net Leased Portfolio #58 Loan after any such release is at least equal to the greater of (i) 10.8% and (ii) the debt yield immediately prior to release (provided, that, for the purposes of the foregoing, the debt yield will be calculated only with respect to the portion of the ExchangeRight Net Leased Portfolio #58 Loan that has not been defeased as of the date of the applicable release); and
(vii)	the borrower delivers a rating agency confirmation.
■	Terrorism Insurance. Each of the sole tenants at the following ExchangeRight Net Leased Portfolio #58 Properties maintain property and terrorism insurance for the applicable ExchangeRight Net Leased Portfolio #58 Property occupied by such tenant in accordance with the terms of the ExchangeRight Net Leased Portfolio #58 Loan documents: (i) CVS Pharmacy – Chalfont, PA; (ii) Dollar Tree – Fairfield, AL; (iii) Family Dollar – Jacksonville, NC; (iv) Hobby Lobby – Arnold, MO; (v) Huntington Bank – Canton, MI; (vi) Walgreens – Rock Falls, IL; and (vii) Walgreens – Wyncote, PA. Tenants at the following ExchangeRight Net Leased Portfolio #58 Properties maintain property and terrorism insurance for the applicable ExchangeRight Net Leased Portfolio #58 Property occupied by such tenant in accordance with the terms of the ExchangeRight Net Leased Portfolio #58 Loan documents and pay insurance premiums directly to the applicable insurance company: (i) Dollar General – Butler, PA; (ii) Dollar General – Mount Airy, NC; (iii) Dollar General – Pembroke, NC; (iv) Dollar General – Topeka, KS; (v) Dollar Tree – Fairfield, AL; (vi) Family Dollar –Jacksonville, NC; (vii) Huntington Bank – Canton, MI; (viii) Walgreens – Rock Falls, IL; and (ix) Walgreens – Wyncote, PA. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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ONE CAMPUS MARTIUS
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JPMCB
Location (City/State)	Detroit, MI	Cut-off Date Balance(1)		$30,000,000
Property Type	Office	Cut-off Date Balance per SF(1)		$160.73
Size (SF)	1,356,325	Percentage of Initial Pool Balance		3.6%
Total Occupancy as of 6/27/2022	86.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/27/2022	86.8%	Type of Security		Fee
Year Built / Latest Renovation	2003 / 2019-2020	Mortgage Rate		6.02000%
Appraised Value	$362,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsor		Bedrock Detroit
Underwritten Revenues	$46,224,574
Underwritten Expenses	$21,145,889	Escrows
Underwritten Net Operating Income (NOI)	$25,078,685		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$23,186,453	Taxes	$3,926,163	$560,880
Cut-off Date LTV Ratio(1)	60.1%	Insurance(2)	$0	Springing
Maturity Date LTV Ratio(1)	60.1%	Replacement Reserve(3)	$28,230	$28,230
DSCR Based on Underwritten NOI / NCF(1)	1.88x / 1.74x	TI/LC(3)	$1,500,000	$169,541
Debt Yield Based on Underwritten NOI / NCF(1)	11.5% / 10.6%	Other(4)(5)	$3,851,373	Springing
Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$218,000,000	100.0%	Loan Payoff	$187,609,949	86.1%
			Principal Equity Distribution	19,720,871	9.0
			Reserves	9,305,766	4.3
			Closing Costs	1,363,413	0.6
Total Sources	$218,000,000	100.0%	Total Uses	$218,000,000	100.0%
(1)	The Cut-off Date Balance of $30,000,000 is part of a whole loan evidenced by eight pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $218.0 million (the “One Campus Martius Whole Loan”). The financial information in the chart above reflects the Cut-off Date Balance of the One Campus Martius Whole Loan. See “—The Mortgage Loan” below.
(2)	On each monthly due date, the borrower is required to deposit into an insurance reserve an amount equal to 1/12 of estimated insurance premiums, unless the borrower maintains a blanket insurance policy in accordance with the One Campus Martius Whole Loan documents.
(3)	Replacement Reserves and TI/LC Reserves are subject to a $677,530 cap and $4,000,000 cap, respectively.
(4)	Other Reserves are comprised of a $3,851,373 outstanding TI/LC reserve.
(5)	On each monthly due date during the continuance of a Cash Sweep Event (as defined below) caused by a Meridian Health Trigger Event (as defined below) and/or a Rocket Mortgage Trigger Event (as defined below), all sums remaining in the cash management account after payment of debt service on the One Campus Martius Whole Loan, required reserves, budgeted operating expenses and approved non-budgeted operating expenses must be deposited with and held by the lender for tenant improvement and leasing commission obligations that may be incurred following the loan origination date with respect to the applicable leases at the One Campus Martius property pursuant to the One Campus Martius Whole Loan documents. “Cash Sweep Event” means the occurrence of: (a) an event of default; (b) any bankruptcy action of the borrower, (c) any bankruptcy action of the property manager, (d) the debt coverage ratio based on the trailing three-month period immediately preceding the date of determination being less than 1.15x, (e) certain trigger events related to Centene Management (successor-in-interest of Meridian Health) in accordance with the One Campus Martius Whole Loan documents, including, without limitation, Centene Management’s bankruptcy action or failure to enter into a new lease at least seven months prior to the then-current expiration of such lease or going dark (a “Meridian Health Trigger Event”), or (f) certain trigger events related to Rocket Mortgage in accordance with the One Campus Martius Whole Loan documents, including, without limitation, Rocket Mortgage’s bankruptcy action or failure to enter into a new lease at least 12 months prior to the then-current expiration of such lease or going dark (a “Rocket Mortgage Trigger Event”).

The following table summarizes the promissory notes that comprise the One Campus Martius Whole Loan. The relationship between the holders of the One Campus Martius Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2022-B36	Yes
A-2	$30,000,000	$30,000,000	Benchmark 2022-B37	No
A-3	$25,000,000	$25,000,000	JPMCB(1)	No
A-4	$15,800,000	$15,800,000	JPMCB(1)	No
A-5	$10,000,000	$10,000,000	JPMCB(1)	No
A-6	$46,200,000	$46,200,000	BANK 2022-BNK43	No
A-7	$25,000,000	$25,000,000	MSBNA(1)	No
A-8	$16,000,000	$16,000,000	MSBNA(1)	No
Total Whole Loan	$218,000,000	$218,000,000

_________________

(1)	Expected to be contributed to one or more future securitization trusts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to the tenants at the One Campus Martius property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Rocket Mortgage(3)	Ba1/BB+/BB+	570,214	42.0%	$16,427,828	47.4%	$28.81	12/31/2028	4 5-year options
Centene Management(4)(5)	Baa1/NR/BBB+	266,001	19.6%	$8,144,752	23.5%	$30.62	12/31/2024	4 5-year options
Rock Ventures	NR/NR/NR	66,059	4.9%	$2,080,859	6.0%	$31.50	12/31/2028	4 5-year options
Building Amenities Wellness Center LLC(6)	NR/NR/NR	50,116	3.7%	$1,403,248	4.0%	$28.00	12/31/2035	NAP
Microsoft Corporation	Aaa/AAA/AAA	43,795	3.2%	$1,250,759	3.6%	$28.56	7/31/2025	2 5-year options
Building Amenities Day Care LLC(6)	NR/NR/NR	43,297	3.2%	$1,212,316	3.5%	$28.00	12/31/2035	NAP
Plante & Moran, PLLC	NR/NR/NR	29,295	2.2%	$1,064,173	3.1%	$36.33	11/30/2023	NAP
Toast Entertainment (Event Space Floor) (6)	NR/NR/NR	32,980	2.4%	$923,440	2.7%	$28.00	12/31/2035	NAP
Building Amenities Cafeteria LLC(6)	NR/NR/NR	22,019	1.6%	$616,532	1.8%	$28.00	12/31/2035	NAP
Sugar Factory	NR/NR/NR	7,617	0.6%	$233,080	0.7%	$30.60	3/1/2032	2 5-year options
Ten Largest Owned Tenants		1,131,393	83.4%	$33,356,986	96.2%	$29.48
Remaining Occupied Office Tenants		13,482	1.0%	$366,761	1.1%	$27.20
Remaining Occupied Retail Tenants		32,921	2.4%	$732,588	2.1%	$22.25
Remaining Occupied Other Tenants(7)		0	0.0%	$206,467	0.6%	NAP
Vacant		178,529	13.2%	NAP	NAP	NAP
Total / Wtd. Avg.		1,356,325	100.0%	$34,662,802	100.0%	$29.43

(1)	Based on the underwritten rent roll dated June 27, 2022, inclusive of contractual rent steps through June 1, 2023 and straight-line average rent over the lease term for Microsoft due to its investment grade rating.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	StockX currently subleases 29,648 SF of office space from Rocket Mortgage through December 2024 at $27.50 PSF with $0.50 PSF annual rent steps.
(4)	Centene Management’s UW Base Rent per SF is inclusive of an approximately $700,000 per year data rack usage fee.
(5)	Centene Management is a successor-in-interest to Meridian Health, which had been at the One Campus Martius property since December 2014 and assigned its entire interest in its lease to Centene Management on June 29, 2022, shortly after loan origination. According to the borrower sponsor, Centene Management has listed its entire leased space at the One Campus Martius property on the market for sublease, though no prospective subtenant has been identified as of the Cut-off Date. As of the Cut-off Date, Centene Management is in occupancy and paying rent.
(6)	Amenity spaces are associated with affiliates of the borrower sponsor.
(7)	Remaining Occupied Other Tenants includes signage space leased to StockX and a data rack leased to BMC Software, Inc. with no attributable net rentable area.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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The following table presents certain information relating to the lease rollover schedule at the One Campus Martius property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent		UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$10,000	0.0%		$0.00	1
2022	5,853	0.4	0.4%	114,904	0.3		$19.63	3
2023	33,991	2.5	2.9%	1,169,437	3.4		$34.40	4
2024	272,016	20.1	23.0%	8,268,942	23.9		$30.40	4
2025	43,795	3.2	26.2%	1,250,759	3.6		$28.56	1
2026	25,650	1.9	28.1%	831,819	2.4		$32.43	7
2027	4,189	0.3	28.4%	119,638	0.3		$28.56	1
2028	636,273	46.9	75.3%	18,508,687	53.4		$29.09	2
2029	0	0.0	75.3%	0	0.0		$0.00	0
2030	0	0.0	75.3%	0	0.0		$0.00	0
2031	0	0.0	75.3%	0	0.0		$0.00	0
2032 & Thereafter(3)	156,029	11.5	86.8%	4,388,616	12.7		$28.13	5
Vacant	178,529	13.2	NAP	NAP	NA	P	$0.00	NAP
Total / Wtd. Avg.	1,356,325	100.0%		$34,662,802	100.0%		$29.43	27

(1)	Based on the underwritten rent roll dated June 27, 2022, inclusive of contractual rent steps through June 1, 2023 and straight-line average rent over the lease term for Microsoft due to its investment grade rating
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.
(3)	2032 & Thereafter is inclusive of 148,412 SF of cafeteria, wellness, day care and event amenity space that is associated with affiliates of the borrower sponsor. All amenity spaces are subject to leases through December 2035.

The following table presents certain information relating to historical occupancy at One Campus Martius property:

Historical Leased %(1)

2015	2016	2017	2018	2019	2020(2)	2021(2)	As of 6/27/2022(2)
99.0%	95.0%	98.0%	98.0%	97.4%	76.5%	86.1%	86.8%

(3)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.
(4)	Expansion space was delivered in 2020, artificially inflating vacancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the One Campus Martius property:

Cash Flow Analysis

	2019	2020	2021	TTM 3/31/2022	Underwritten	Underwritten $ per SF
Rents in Place(1)	$26,180,074	$25,935,421	$33,372,181	$34,425,490	$34,662,802	$25.56
Vacant Income	0	0	0	0	5,355,870	$3.95
Gross Potential Rent	$26,180,074	$25,935,421	$33,372,181	$34,425,490	$40,018,672	$29.51
Total Reimbursements	5,028,329	3,377,400	2,912,952	2,944,892	3,992,858	$2.94
Parking Income	8,218,268	7,604,926	7,790,884	8,038,187	9,296,981	$6.85
Rental Storage Income	23,255	33,057	33,297	33,548	39,680	$0.03
Gross Potential Income	$39,449,927	$36,950,803	$44,109,314	$45,442,117	$53,348,190	$39.33
Vacancy/Credit Loss(2)	($141,202)	($111,036)	$82,000	$176,768	($7,139,816)	($5.26)
Other Income(3)	80,135	6,164	7,646	1,015	16,200	$0.01
Effective Gross Income	$39,388,859	$36,845,931	$44,198,961	$45,619,900	$46,224,574	$34.08
Total Expenses	20,050,553	18,308,085	19,173,640	20,065,815	21,145,889	$15.59
Net Operating Income	$19,338,306	$18,537,846	$25,025,321	$25,554,085	$25,078,685	$18.49
TI/LC	0	0	0	0	1,703,467	$1.26
Capital Expenditures	0	0	0	0	188,765	$0.14
Net Cash Flow	$19,338,306	$18,537,846	$25,025,321	$25,554,085	$23,186,453	$17.10

(1)	Underwritten Rents In Place are inclusive of contractual rent steps through June 1, 2023 and straight-line average rent over the lease term for Microsoft due to its investment grade rating.
(2)	2021 and TTM Vacancy/Credit Loss reflect adjustments relating to historically written off bad debt expenses which have since been recovered.
(3)	Other Income is inclusive of miscellaneous income, tenant extras, late fees and nonsufficient funds fees.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller(3)		GACC
Location (City/State)	Concord, North Carolina	Cut-off Date Balance(2)		$25,000,000
Property Type	Retail	Cut-off Date Balance per SF(2)		$178.21
Size (SF)	1,318,651	Percentage of Initial Pool Balance		3.0%
Total Occupancy as of 9/23/2022(1)	94.7%	Number of Related Mortgage Loans		2
Owned Occupancy as of 9/23/2022(1)	94.7%	Type of Security		Fee
Year Built / Latest Renovation	1999 / 2016-2021	Mortgage Rate		6.54800%
Appraised Value	$591,000,000	Original Term to Maturity (Months)(4)		121
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months) (4)		1
		Borrower Sponsors(5)	Simon Property Group L.P., The KanAM Group

Underwritten Revenues	$50,343,452
Underwritten Expenses	$12,694,091	Escrows(6)
Underwritten Net Operating Income (NOI)	$37,649,361		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$36,212,031	Taxes(7)	$0	Springing
Cut-off Date LTV Ratio(2)	39.8%	Insurance(7)	$0	Springing
Maturity Date LTV Ratio(2)	34.3%	Replacement Reserve(8)	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	2.10x / 2.02x	TI/LC(9)	$0	$109,888
Debt Yield Based on Underwritten NOI / NCF(2)	16.0% / 15.4%	Other(10)	$835,000	$0
Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$235,000,000	99.1%	Loan Payoff	$235,777,688	99.4%
Principal Equity Contribution	2,182,600	0.9	Reserves	835,000	0.4
			Closing Costs	569,911	0.2
Total Sources	$237,182,600	100.0%	Total Uses	$237,182,600	100.00%

(1)	As of September 23, 2022, the Concord Mills property was 99.2% occupied inclusive of Retail Development Program (“RDP”) tenants. These tenants have been excluded from the underwriting as RDP lease terms are for less than a year and can be terminated by the landlord at any time with 30 days’ notice.
(2)	The Cut-off Date Balance of $25,000,000 represents the non-controlling note A-2-2, and is part of a larger whole loan evidenced by eight pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $235,000,000 (the “Concord Mills Whole Loan”).
(3)	The Concord Mills Whole Loan was co-originated by Bank of America, N.A. (“BANA”) and DBR Investments Co. Limited (“DBRI”).
(4)	The first payment date of the Concord Mills Whole Loan under the Concord Mills Whole Loan documents is December 1, 2022. On the Closing Date, GACC will contribute an initial interest deposit amount to the issuing entity to cover one month’s interest that would have accrued with respect to the Concord Mills mortgage loan at the related net mortgage rate, and each of Original Term to Maturity (Months) and Original Interest Only Period (Months) reflects the foregoing.
(5)	Simon Property Group L.P. is the non-recourse carveout guarantor. For so long as one or more of Simon Property Group, L.P. (“SPG LP”), Simon Property Group, Inc. (“Simon Inc.”) or an affiliate of SPG LP or Simon Inc. is the non-recourse carveout guarantor, the non-recourse carveout guarantor’s aggregate liability is limited to 20% of the original principal balance of the Concord Mills Whole Loan, plus all reasonable, out-of-pocket costs and expenses (including, but not limited to, court costs and fees and reasonable attorney’s fees) incurred by the lender in connection with the enforcement of, or preservation of the lender’s rights under, the guaranty.
(6)	The Concord Mills Whole Loan documents permit the borrower to deliver (x) a letter of credit in lieu of any cash deposit required for any springing reserve requirements for the Taxes, Insurance, Replacements, TI/LC and Other reserves and (y) a guaranty from an affiliate of the borrower in lieu of any cash deposit required for any reserve requirements for the Other reserve.
(7)	The borrower’s obligation to deposit tax and insurance into the reserve accounts will be suspended until the occurrence of a Control Event (as defined below) or during a Lockbox Event Period (as defined below). “Control Event” means if Simon Property Group L.P. and Simon Inc. do not own at least 51% of the direct or indirect interests in the borrower or do not control the borrower. “Lockbox Event Period” means the period commencing on the occurrence of a Lockbox Event (as defined below) and continuing until the Lockbox Event terminates, as set forth in the Concord Mills Whole Loan documents. “Lockbox Event” means (i) the occurrence of an event of default, (ii) debt yield being less than 12.00%, (iii) a bankruptcy action of the affiliated property manager, or (iv) certain adverse events relating to specified major tenants at the Concord Mills property.
(8)	Monthly Replacement Reserves of approximately $16,483 will be required after the occurrence of a Control Event or during a Lockbox Event Period.
(9)	The TI/LC reserve is capped at $2,637,302.
(10)	Other Upfront reserves consist of outstanding TI/LC reserves.

The table below summarizes the promissory notes that comprise the Concord Mills Whole Loan. The relationship between the holders of the Concord Mills Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1-1	$85,000,000	$85,000,000	BANA(1)	Yes
A-1-2	$40,000,000	$40,000,000	BANA(1)	No
A-1-3	$15,000,000	$15,000,000	BANA(1)	No
A-1-4	$10,000,000	$10,000,000	BANA(1)	No
A-2-1	$30,000,000	$30,000,000	DBRI(1)	No
A-2-2	$25,000,000	$25,000,000	Benchmark 2022-B37	No
A-2-3	$20,000,000	$20,000,000	DBRI(1)	No
A-2-4	$10,000,000	$10,000,000	DBRI(1)	No
Total Whole Loan	$235,000,000	$235,000,000

(1)	Expected to be contributed to one or more future securitization trusts.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
134

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The following table presents certain information relating to the major tenants at the Concord Mills property:

Largest Owned Tenants Based on Underwritten Base Rent(1)(2)

Tenant Name	Credit Ratings (Fitch/Moody's/S&P)(3)	Tenant GLA	% of GLA	UW Base Rent	UW Base Rent $ PSF(4)	% of Total UW Base Rent(4)	Lease Expiration	Sales PSF/Screen(5)	Occupancy Cost(5)	Renewal / Extension Options
AMC Theatres	NR / NR / NR	83,732	6.3%	$2,282,635	$27.26	8.1%	9/30/2029	$272,768(6)	34.9%	3, 5-year extensions
Dave & Buster's	NR / NR / NR	53,077	4.0%	$1,342,848	$25.30	4.8%	5/31/2026	$154.45	16.4%	2, 5-year extensions
Bass Pro Shops Outdoor	NR / NR / NR	134,790	10.2%	$1,225,000	$9.09	4.3%	9/12/2029	$356.64	2.5%	4, 5-year extensions
Primark(7)	NR / NR / NR	41,238	3.1%	$948,474	$23.00	3.4%	7/31/2033	NAV	NAV	3, 5-year extensions
Dick's Sporting Goods	NR / Baa3 / BBB	53,677	4.1%	$912,509	$17.00	3.2%	1/31/2032	$189.95	8.9%	3, 5-year extensions
Old Navy	NR / Ba3 / BB	21,543	1.6%	$799,892	$37.13	2.8%	1/31/2027	$284.49	12.8%	None
Off Broadway Shoes	NR / NR / NR	21,964	1.7%	$604,010	$27.50	2.1%	3/31/2024	$217.79	12.6%	None
Burlington	NR / NR / BB+	100,498	7.6%	$602,988	$6.00	2.1%	1/31/2025	$109.95	5.5%	1, 5-year extension
The Children's Place Outlet	NR / NR / NR	22,805	1.7%	$592,390	$25.98	2.1%	1/31/2023	$207.86	12.5%	None
Sun & Ski Sports	NR / NR / NR	21,468	1.6%	$458,342	$21.35	1.6%	3/31/2025	$155.42	13.7%	None
Express Factory Outlet	NR / NR / NR	9,000	0.7%	$439,560	$48.84	1.6%	1/31/2027	$440.27	10.9%	None
Largest Tenants Total / Wtd. Avg.		563,792	42.8%	$10,208,647	$18.11	36.1%
Remaining Tenants		685,528	52.0%	$18,057,025	$26.34	63.9%
Occ. Subtotal / Wtd. Avg.		1,249,320	94.7%	$28,265,672	$22.62	100.0%
Vacant Space		69,331	5.3%
Total / Wtd. Avg.		1,318,651	100.0%

(1)	Calculated based on the approximate square footage occupied by each owned tenant.
(2)	Based on the underwritten rent roll dated September 23, 2022.
(3)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent guarantees the lease.
(4)	U/W Base Rent PSF and % of Total UW Base Rent include overage and percent in lieu rent based on TTM August 2022 sales for certain tenants.
(5)	Sales PSF and Occupancy Cost are calculated using TTM August 2022 sales.
(6)	Based on AMC’s 24 screens.
(7)	In June 2022, the borrower executed a 10-year lease with Primark to occupy 41,238 SF. The borrower was required to contribute approximately $4.8 million to build out the space. Approximately $1.9 million is outstanding in tenant allowances for the Primark space, which was not reserved at origination of the Concord Mills Whole Loan. The Primark leased space is currently being built out. As a result, Primark is not yet occupying its leased space or paying rent. Primark is expected to take occupancy of its leased space and begin paying rent in the fourth quarter of 2023. We cannot assure you whether or when the buildout of Primark’s leased space will be completed or whether or when Primark will occupy its leased space and begin paying rent. Primark is not obligated to pay rent until the earlier of (i) 270 days after the date the landlord delivers the premises to the tenant with landlord’s work substantially complete and (ii) the date Primark opens for business. The Primark lease provides that (i) the parties anticipate the delivery date will occur on November 1, 2022, which may be postponed by the landlord for 60 days by notice given within 60 days of the effective date of the lease (the foregoing date, as it may have been postponed in accordance with the lease, the “Projected Delivery Date”) and (ii) Primark will have the right to terminate its lease if for any reason (other than tenant-caused delays) the delivery date does not occur by the date that is 365 days after the Projected Delivery Date. We cannot assure you that Primark will take occupancy of its space or begin paying rent as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the Concord Mills property:

Lease Expiration Schedule(1)(2)(3)(4)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	Base Rent	% of Total Base Rent	Base Rent $ per SF	# of Expiring Leases

MTM	9,558	0.7%	0.7%	$370,676	1.3%	$38.78	3
2022	2,094	0.2%	0.9%	$168,688	0.6%	$80.56	2
2023	161,407	12.2%	13.1%	$4,061,315	14.4%	$25.16	28
2024	129,533	9.8%	22.9%	$3,810,923	13.5%	$29.42	31
2025	244,886	18.6%	41.5%	$4,850,257	17.2%	$19.81	30
2026	167,565	12.7%	54.2%	$3,973,072	14.1%	$23.71	19
2027	91,101	6.9%	61.1%	$2,618,736	9.3%	$28.75	13
2028	26,782	2.0%	63.2%	$1,154,735	4.1%	$43.12	12
2029	284,590	21.6%	84.7%	$4,281,702	15.1%	$15.05	8
2030	12,114	0.9%	85.7%	$385,078	1.4%	$31.79	4
2031	11,124	0.8%	86.5%	$368,983	1.3%	$33.17	2
2032 & Thereafter	108,566	8.2%	94.7%	$2,221,508	7.9%	$20.46	5
Vacant	69,331	5.3%	100.0%	$0	0.0%	$0.00	0
Total / Wtd. Avg.	1,318,651	100.0%		$28,265,672	100.0%	$22.62	157

(1)	Based on the underwritten rent roll dated September 23, 2022.
(2)	Calculated based on the approximate square footage occupied by each owned tenant.
(3)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the Lease Expiration Schedule. See “Description of the Mortgage Pool—Tenant Issues—Lease Expirations and Terminations” in the Preliminary Prospectus for a description of certain tenant termination options.
(4)	Wtg. Avg. Base Rent $ per SF excludes vacant spaces.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
135

CONCORD MILLS

The following table presents certain information relating to gross mall sales, in-line tenant sales per SF and in-line tenant occupancy costs at the Concord Mills property:

Tenant Sales and Occupancy Costs(1)

	2017	2018	2019	2020(2)	2021	TTM August 2022
Gross Mall Sales	$283,808,398	$299,999,816	$303,561,200	$253,690,147	$359,815,200	$362,557,243
Sales PSF (Inline < 10,000 SF)	$449	$466	$465	$369	$500	$502
Occupancy Cost (Inline < 10,000 SF)	8.8%	8.6%	8.8%	10.9%	8.2%	8.3%

(1)	Information is provided by the borrower sponsor and only includes tenants reporting sales.
(2)	The Concord Mills property was closed between March 18, 2020 and May 9, 2020 due to COVID-19 restrictions.

The following table presents certain information relating to historical occupancy at the Concord Mills property:

Historical Leased %(1)

2015	2016	2017	2018	2019	2020(2)	2021	As of 9/23/2022(1)
99.7%	100.0%	98.6%	99.5%	99.5%	97.5%	92.6%	94.7%

(1)	As of September 23, 2022, the Concord Mills property was 99.2% occupied inclusive of RDP tenants. These tenants have been excluded from the underwriting as RDP lease terms are for less than a year and can be terminated by the landlord at any time with 30 days’ notice. Historical occupancy is inclusive of RDP tenants.
(2)	The Concord Mills property was closed between March 18, 2020 and May 9, 2020 due to COVID-19 restrictions.

Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Concord Mills property:

Cash Flow Analysis

	2019	2020(1)	2021	TTM 8/31/2022	Underwritten	Underwritten $ per SF
Base Rental Income(2)(3)	$27,682,808	$26,306,745	$26,919,594	$26,484,025	$27,904,115	$21.16
Contractual Rent Steps(4)	0	0	0	0	361,556	0.27
Vacant Income	0	0	0	0	3,517,083	2.67
Overage Rent(5)	949,352	551,333	2,938,899	3,494,181	2,662,505	2.02
Percentage Rent in Lieu(5)	511,527	787,823	1,848,114	1,559,407	1,938,402	1.47
Expense Reimbursements	13,837,530	12,837,149	12,846,602	13,423,673	12,967,573	9.83
Net Rental Income	$42,981,217	$40,483,050	$44,553,209	$44,961,286	$49,351,235	$37.43

Overall Vacancy & Credit Loss	(109,424)	(3,619,874)	(143,482)	(79,171)	(3,517,083)	(2.67)
Temp / Specialty Leasing Income	3,620,149	2,531,433	3,651,586	3,947,516	3,452,917	2.62
Other Income(6)	1,045,569	762,381	992,195	975,353	1,056,383	0.80
Effective Gross Income	$47,537,511	$40,156,990	$49,053,508	$49,804,984	$50,343,452	$38.18

Total Operating Expenses	11,972,622	10,331,147	12,087,500	12,860,607	12,694,091	9.63
Net Operating Income	$35,564,889	$29,825,843	$36,966,008	$36,944,377	$37,649,361	$28.55

Replacement Reserve	0	0	0	0	118,679	0.09
Tenant Improvements	0	0	0	0	659,326	0.50
Leasing Commissions	0	0	0	0	659,326	0.50
Net Cash Flow	$35,564,889	$29,825,843	$36,966,008	$36,944,377	$36,212,031	$27.46

(1)	The Concord Mills property was closed between March 18, 2020 and May 9, 2020 due to COVID-19 restrictions.
(2)	Based on the underwritten rent roll dated September 23, 2022, with adjustments made for executed leases and tenants that have given notice to vacate.
(3)	RDP tenants have been excluded from the underwriting as RDP lease terms are for less than a year and can be terminated by the landlord at any time with 30 days’ notice.
(4)	Contractual Rent Steps were taken through October 1, 2023.
(5)	Underwritten Overage Rent and Percent Rent in Lieu are based on the terms of applicable leases using TTM August 2022 sales figures. Increases in Overage Rent and Percentage Rent in Lieu in 2021 and TTM August 2022 are due to increased sales at the Concord Mills property. As of TTM August 2022, the Concord Mills property generated total sales of over $362 million, representing an approximately 42.9% increase from 2020 and a 19.4% increase from 2019. Additionally, the Concord Mills property generated total sales of over $359 million in 2021, representing an approximately 41.8% increase from 2020 and an 18.5% increase from 2019.
(6)	Other income consists of ATM, cellular, media, storage, and sponsorship of local events.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
136

DENT MEDICAL CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	Amherst, New York	Cut-off Date Balance		$23,000,000
Property Type	Office	Cut-off Date Balance per SF		$238.27
Size (SF)	96,530	Percentage of Initial Pool Balance		2.8%
Total Occupancy as of 7/15/2022	98.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/15/2022	98.4%	Type of Security		Fee
Year Built / Latest Renovation	1971, 2008 / 2014	Mortgage Rate		5.88000%
Appraised Value(1)	$45,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsor	John R. Yurtchuk
Underwritten Revenues	$4,373,983
Underwritten Expenses	$1,810,623	Escrows
Underwritten Net Operating Income (NOI)	$2,563,359		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,478,056	Taxes	$342,608	$42,317
Cut-off Date LTV Ratio	50.5%	Insurance	$10,782	$3,594
Maturity Date LTV Ratio	50.5%	Replacement Reserves	$0	$2,542
DSCR Based on Underwritten NOI / NCF	1.87x / 1.81x	TI/LC(1)	$1,000,000	Springing
Debt Yield Based on Underwritten NOI / NCF	11.1% / 10.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,000,000	100.0%	Loan Payoff	$20,856,907	90.7%
			Reserves	1,353,390	5.9
			Closing Costs	561,891	2.4
			Principal Equity Distribution	227,812	1.0
Total Sources	$23,000,000	100.0%	Total Uses	$23,000,000	100.0%

(1)	The appraisal also concluded to a “go dark” value of $34,500,000 as of April 6, 2022, which equates to a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 66.7%.
(2)	Monthly TI/LC reserves of approximately $13,083 will be required if funds in the TI/LC reserve are less than the TI/LC Cap (as defined below). TI/LC reserves are capped at $1,000,000, including any upfront amounts deposited in the TI/LC account (the “TI/LC Cap”).

The following table presents certain information relating to the largest tenants at the Dent Medical Center property:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Dent Neurological(2)(3)(4)	NR / NR / NR	85,556	88.6%	$2,427,552	88.9%	$28.37	5/30/2034	None
Mash Urgent Care	NR / NR / NR	4,064	4.2	157,602	5.8	$38.78	11/30/2023	None
Snyder OBGYN	NR / NR / NR	2,852	3.0	76,975	2.8	$26.99	6/30/2023	None
Dr. Jeffrey I. Goldberg DDS PLLC	NR / NR / NR	2,482	2.6	69,496	2.5	$28.00	12/31/2025	None
Largest Tenants		94,954	98.4%	$2,731,625	100.0%	$28.77
Vacant Spaces		1,576	1.6	0	0.0	$0.00
Totals / Wtd. Avg. Tenants		96,530	100.0%	$2,731,625	100.0%	$28.77

(1)	Based on the underwritten rent roll dated July 15, 2022.
(2)	Dent Neurological subleases 12,900 sq. ft. of its space to General Physician PC controlled by Kaleida Health at a rent of $28.18 modified gross with an expiration date of March 31, 2024.
(3)	Dent Neurological is an affiliate of the Dent Medical Center borrowers and owns a 40% non-controlling ownership interest in Sheridan Properties III, LLC and a 60% non-controlling ownership interest in Sheridan Equity Partners I, LLC. Dent Neurological is a collection of different healthcare providers operating among different sub-specialty clinics.
(4)	Dent Neurological leases 81,456 SF of office space at $29.50 base rent PSF and 4,100 SF of basement level storage at base rent of $6.00 base rent PSF, which expire on May 30, 2034 and June 30, 2034, respectively.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
137

DENT MEDICAL CENTER

The following table presents certain information relating to the lease rollover schedule at the Dent Medical Center property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0%	0.0%	$0	0.0%	$0.00	0
2023	6,916	7.2	7.2%	234,577	8.6	$33.92	2
2024	0	0.0	7.2%	0	0.0	$0.00	0
2025	2,482	2.6	9.7%	69,496	2.5	$28.00	1
2026	0	0.0	9.7%	0	0.0	$0.00	0
2027	0	0.0	9.7%	0	0.0	$0.00	0
2028	0	0.0	9.7%	0	0.0	$0.00	0
2029	0	0.0	9.7%	0	0.0	$0.00	0
2030	0	0.0	9.7%	0	0.0	$0.00	0
2031	0	0.0	9.7%	0	0.0	$0.00	0
2032 & Thereafter	85,556	88.6	98.4%	2,427,552	88.9	$28.37	2
Vacant	1,576	1.6	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	96,530	100.0%		$2,731,625	100.0%	$28.77	5
(1)	Calculated based on the approximate square footage occupied by each Owned tenant.
(2)	Based on the underwritten rent roll dated July 15, 2022.

The following table presents certain information relating to historical leasing at the Dent Medical Center property:

Historical Leased %(1)

2019	2020	2021	As of 7/15/2022
100.0%	100.0%	100.0%	98.4%(2)

(1)	Represents occupancy as of December 31 for the indicated year unless otherwise indicated.
(2)	Based on the underwritten rent roll dated July 15, 2022.

Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Dent Medical Center property:

Cash Flow Analysis(1)

	2018	2019	2020	2021	Underwritten	Underwritten $ per SF
Base Rent(1)	$2,942,047	$4,223,816(2)	$2,789,730	$2,789,730	$2,731,625	$28.30
Vacant Income	0	0	0	0	46,492(3)	0.48
Reimbursements	1,016,005	0(2)	1,477,731	1,422,231	1,512,000	15.66
Vacancy & Credit Loss	0	0	0	0	(321,759)	(3.33)
Other Income(2)	13,566	13,567	10,281	5,680	405,624	4.20
Effective Gross Income	$3,971,618	$4,237,383	$4,277,742	$4,217,641	$4,373,983	$45.31

Real Estate Taxes	$397,401	$370,517	$465,766	$493,015	$499,756	$5.18
Insurance	55,691	84,584	86,885	65,122	70,000	0.73
Utilities	236,329	249,121	257,042	265,256	265,256	2.75
Management Fee	126,842	124,992	56,360	77,496	174,959	1.81
Other Operating Expenses	580,536	833,051	829,015	802,353	800,652	8.29
Total Operating Expenses	$1,396,799	$ 1,662,265	$ 1,695,068	$1,703,242	$1,810,623	$18.76

Net Operating Income	$2,574,819	$2,575,118	$2,582,674	$2,514,399	$2,563,359	$26.56
Replacement Reserves	0	0	0	0	(68,145)	(0.71)
TI/LC	0	0	0	0	153,448	1.59
Net Cash Flow	$2,574,819	$2,575,118	$2,582,674	$2,514,399	$2,478,056	$25.67

(1)	Base Rent is based on the in-place rent roll as of July 15, 2022.
(2)	Historical financials provided by the related borrower sponsor included gross rent and reimbursements as a single line item for the 2019 calendar year.
(3)	Other Income is comprised primarily of contractual parking revenue.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
138

GRAHAM CAPITAL HQ

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Norwalk, Connecticut	Cut-off Date Balance		$20,228,000
Property Type	Office	Cut-off Date Balance per SF		$201.59
Size (SF)	100,342	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 10/6/2022	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/6/2022	100.0%	Type of Security		Fee
Year Built / Latest Renovation	1916, 1989 / 2003	Mortgage Rate		6.27000%
Appraised Value	$38,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsor		Kenneth G. Tropin
Underwritten Revenues	$5,002,907
Underwritten Expenses	$1,854,590	Escrows
Underwritten Net Operating Income (NOI)	$3,148,317		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,926,501	Taxes	$134,576	$33,644
Cut-off Date LTV Ratio	52.0%	Insurance	$7,684	$7,684
Maturity Date LTV Ratio	52.0%	Replacement Reserve	$0	$4,599
DSCR Based on Underwritten NOI / NCF	2.45x / 2.28x	TI/LC(1)	$0	Springing
Debt Yield Based on Underwritten NOI / NCF	15.6% / 14.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan	$20,228,000	100.0%	Principal Equity Distribution	$19,657,537	97.2%
			Closing Costs	428,203	2.1
			Reserves	142,260	0.7
Total Sources	$20,228,000	100.0%	Total Uses	$20,228,000	100.0%

(1)	The TI/LC Monthly reserve is conditionally waived at origination. During the continuance of a trigger period, the borrower will deposit approximately $13,886 monthly into a leasing reserve account for tenant improvements and leasing commissions.

The following table presents certain information relating to the sole tenant at the Graham Capital HQ property:

Sole Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Graham Capital Management	NR/NR/NR	100,342	100.0%	$3,411,628	100.0%	$34.00	9/30/2037	None
Total Occupied		100,342	100.0%	$3,411,628	100.0%	$34.00
Vacant		0	0.0	0	0	0.00
Total / Wtd. Avg.		100,342	100.0%	$3,411,628	100.0%	$34.00

(1)	Based on the underwritten rent roll dated October 6, 2022.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
139

GRAHAM CAPITAL HQ

The following table presents certain information relating to the lease rollover schedule at the Graham Capital HQ property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031	0	0.0	0.0%	0	0.0	$0.00	0
2032 & Thereafter	100,342	100.0	100.0%	3,411,628	100.0	$34.00	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total	100,342	100.0%		$3,411,628	100.0%	$34.00	1

(1)	Based on the underwritten rent roll dated October 6, 2022.

The following table presents certain information relating to historical occupancy at the Graham Capital HQ property:

Historical Leased %(1)

2019	2020	2021	As of 10/6/2022(2)
100.0%	100.0%	100.0%	100.0%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.
(2)	Based on the underwritten rent roll dated October 6, 2022.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Graham Capital HQ property:

Cash Flow Analysis(1)

	2019	2020	2021	Underwritten	Underwritten $ PSF
Base Rent(2)	$3,110,602	$3,110,602	$3,110,602	$3,411,628	$34.00
Reimbursements	2,231,415	1,807,558	1,952,645	1,854,590	$18.48
Economic Vacancy & Credit Loss	0	0	0	(263,311)	($2.62)
Effective Gross Income	$5,342,017	$4,918,160	$5,063,247	$5,002,907	$49.86
Real Estate Taxes	359,023	480,611	371,613	371,613	$3.70
Insurance	0	0	0	87,817	$0.88
Repairs & Maintenance	609,513	358,580	388,136	388,136	$3.87
Utilities	607,053	439,735	553,932	553,932	$5.52
Other Operating Expenses	655,827	528,632	638,964	453,092	$4.52
Total Operating Expenses	$2,231,415	$1,807,558	$1,952,645	$1,854,590	$18.48
Net Operating Income	$3,110,602	$3,110,602	$3,110,602	$3,148,317	$31.38
Capital Expenditures	0	0	0	55,188	$0.55
TI/LC	0	0	0	166,628	$1.66
Net Cash Flow	$3,110,602	$3,110,602	$3,110,602	$2,926,501	$29.17

(1)	Based on the underwritten rent roll dated October 6, 2022.
(2)	The increase in Underwritten Base Rent is due to the sole tenant extending its lease at the Graham Capital HQ property until September 30, 2037 at a flat rate of $34.00 PSF as compared to $31.00 PSF for 2019, 2020 and 2021 under the prior lease.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
140

RESIDENCE INN MELBOURNE
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Melbourne, Florida	Cut-off Date Principal Balance		$18,700,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$140,601.50
Size (Rooms)	133	Percentage of Initial Pool Balance		2.2%
Total TTM Occupancy as of 7/31/2022	87.0%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 7/31/2022	87.0%	Type of Security		Fee
Year Built / Latest Renovation	2008 / 2017	Mortgage Rate		6.00000%
Appraised Value	$32,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor		JWM Family Enterprises, L.P.
Underwritten Revenues	$6,224,810
Underwritten Expenses	$3,452,884	Escrows
Underwritten Net Operating Income (NOI)	$2,771,926		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,460,686	Taxes	$0	Springing
Cut-off Date LTV Ratio	58.4%	Insurance	$0	Springing
Maturity Date LTV Ratio	49.6%	Replacement Reserves(1)	$4,434,638	Springing
DSCR Based on Underwritten NOI / NCF	2.06x / 1.83x	TI / LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	14.8% / 13.2%	Other	$0	$0
Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,700,000	53.3%	Purchase Price	$30,000,000	85.5%
Principal's Equity	16,383,717	46.7	Reserves	4,434,638	12.6
			Closing Costs	649,079	1.9

Total Sources	$35,083,717	100.0%	Total Uses	$35,083,717	100.0%

(1)	On each payment date, the borrower is required to deposit an amount equal to the greater of (a) the monthly amount required to be reserved pursuant to the approved management agreement or any replacement franchise or license agreement for the replacement of FF&E or (b) 1/12th of 5% of the operating income of the Residence Inn Melbourne property for the previous 12 month period as determined on the anniversary of the last day of the calendar month in which the origination date occurred.

The following table presents certain information relating to the 2019 demand analysis with respect to the Residence Inn Melbourne property based on market segmentation, as provided in the appraisal:

2019 Accommodated Room Night Demand(1)

Property	Commercial	Meeting & Group	Leisure
Residence Inn Melbourne	65.0%	10.0%	25.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Residence Inn Melbourne property and various market segments, as provided in a June 2022 third party market research report for the Residence Inn Melbourne property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM June 2022	126.9%	126.1%	160.1%

(1)	Source: Third party market research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Residence Inn Melbourne property:

Historical Occupancy, ADR, RevPAR(1)

	2019	2020	2021	TTM 7/31/2022
Occupancy	89.2%	62.7%	82.8%	87.0%
ADR	$139.14	$139.01	$133.47	$144.96
RevPAR	$124.15	$87.14	$110.55	$126.10

(1)	As provided by the borrower and represents averages for the year ended December 31 unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
141

RESIDENCE INN MELBOURNE
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Residence Inn Melbourne property:

Cash Flow Analysis

	2019	2020	2021	TTM 7/31/2022	Underwritten	Underwritten $ per Room
Rooms Revenue	$6,026,675	$4,241,895	$5,366,646	$6,121,596	$6,121,596	$46,027.04
Food & Beverage Revenue	3,417	1,065	1,833	497	497	$3.73
Other Departmental Revenue	68,073	46,555	87,003	102,717	102,717	$772.31
Total Revenue	6,098,165	4,289,516	5,455,482	6,224,810	6,224,810	$46,803.08

Rooms Expense	$1,280,406	$889,823	$1,085,015	1,144,797	$1,144,797	$8,607.50
Food & Beverage Expense	429	191	449	(354)	(354)	($2.66)
Other Departmental Expense	16,443	13,481	15,104	13,675	13,675	$102.82
Total Departmental Expense	$1,297,277	$903,495	$1,100,568	$1,158,118	$1,158,118	$8,707.66

Total Undistributed Expense(1)	1,238,313	947,376	1,198,346	1,354,844	1,354,844	$10,186.80
Total Fixed Expense	725,613	516,957	614,949	812,709	939,922	$7,067.08
Total Operating Expenses	$3,261,204	$2,367,827	$2,913,864	$3,325,671	$3,452,884	$25,961.54

Net Operating Income	$2,836,961	$1,921,688	$2,541,618	$2,899,139	$2,771,926	$20,841.55
FF&E	304,908	214,476	272,774	311,268	311,241	$2,340.15
Net Cash Flow	$2,532,053	$1,707,212	$2,268,844	$2,587,871	$2,460,686	$18,501.40

(1)	Total Undistributed Expense includes administrative and general, information and telecommunications, sales and marketing, property operation and maintenance, utilities and other hotel operating expenses.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
142

SUMMARY OF CERTAIN RISK FACTORS
■	“ADR”: For any hospitality property, average daily rate.
■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than seven months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.
■	“CBD”: Central business district.
■	“FF&E”: Furniture, fixtures and equipment.
■	“GLA”: Gross leasable area.
■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.
■	“MSA”: Metropolitan statistical area.
■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.
■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“RevPAR”: With respect to any hospitality property, revenues per available room.
■	“SF”: Square Feet or Square Foot.
■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.
■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.
■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.
■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.
■	“TTM”: Trailing twelve months.
■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.
■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
143

CERTAIN DEFINITIONS (continued)
■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.
■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	Current Coronavirus Pandemic Has Adversely Affected the Global Economy and Will Likely Adversely Affect the Performance of the Mortgage Loans
—	There has been a global outbreak of a novel coronavirus (SARS-CoV-2) and a related respiratory disease (“COVID-19”), that has spread throughout the world, including the United States, causing a global pandemic. The COVID-19 pandemic and the responses to the pandemic have led to, and will likely continue to cause, severe disruptions in the global supply chain, financial and other markets, significant increases in unemployment, significant reductions in consumer demand and downturns in the economies of many nations, including the United States, and the global economy in general. The long-term effects of the social, economic and financial disruptions caused by the COVID-19 pandemic are unknown. With respect to the mortgage pool, it is unclear how many borrowers have been adversely affected by the COVID-19 pandemic. We cannot assure you that vaccines, containment or other measures will be successful in limiting the spread of the virus, particularly in light of the reduction of stay at home orders and social distancing guidelines or that future regional or broader outbreaks of COVID-19 or other diseases will not result in resumed or additional countermeasures from governments. It is expected that many borrowers will be (or will continue to be) adversely affected by the cumulative effects of COVID-19 and the measures implemented by governments to combat the pandemic. As a result, borrowers may not and/or may be unable to meet their payment obligations under the mortgage loans, which may result in significant losses, including shortfalls in distributions of interest and/or principal to the holders of the certificates. See “Risk Factors—Special Risks—Current Coronavirus Pandemic Has Adversely Affected the Global Economy and Will Likely Adversely Affect the Performance of the Mortgage Loans” in the Preliminary Prospectus.
■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS
—	The real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have from time to time experienced significant dislocations, illiquidity and volatility. We cannot assure you that another dislocation in the CMBS market will not occur.
■	The Certificates May Not Be A Suitable Investment for You
—	The certificates are not suitable investments for all investors. In particular, you should not purchase any class of certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the certificates.
—	An investment in the certificates involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans, the mortgaged properties and the certificates.
■	The Certificates Are Limited Obligations
—	The certificates, when issued, will only represent ownership interests in the issuing entity. The certificates will not represent an interest in, or obligation of, and will not be guaranteed by, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.
—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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SUMMARY OF CERTAIN RISK FACTORS (continued)
■	Mortgage Loans Are Non-Recourse and Are Not Insured or Guaranteed
—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.
—	Investors should treat each mortgage loan as a non-recourse loan. If a default occurs, recourse generally may be had only against the specific mortgaged properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.
■	The Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline
—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the certificates will develop. In addition, the ability of the underwriters to make a market in the offered certificates may be impacted by changes in any regulatory requirements applicable to the marketing, holding and selling of, and issuing quotations with respect to, the offered certificates and other CMBS generally (including, without limitation, the application of Rule 15c2-11 under the Securities Exchange Act of 1934, as amended, to the publication or submission of quotations, directly or indirectly, in any quotation medium by a broker or dealer for securities such as the offered certificates).
—	The market value of the certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.
■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates
—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their offered certificates in the secondary market. For example:
—	Investors should be aware, and in some cases are required to be aware, of the investor diligence requirements that apply in the European Union (the “EU Due Diligence Requirements”) under the EU Securitization Regulation, and in the UK (the “UK Due Diligence Requirements”) under the UK Securitization Regulation, in addition to any other regulatory requirements that are (or may become) applicable to them and/or with respect to their investment in the certificates.
—	The EU Due Diligence Requirements apply to “institutional investors” (as defined in the EU Securitization Regulation), being (subject to certain conditions and exceptions) (a) institutions for occupational retirement provision; (b) credit institutions (as defined in Regulation (EU) No 575/2013, as amended (the “CRR”)); (c) alternative investment fund managers who manage and/or market alternative investment funds in the European Union; (d) investment firms (as defined in the CRR); (e) insurance and reinsurance undertakings; and (f) management companies of UCITS funds (or internally managed UCITS) and the EU Due Diligence Requirements apply also to certain consolidated affiliates of such credit institutions and investment firms. Each such institutional investor and each relevant affiliate is referred to herein as an “EU Institutional Investor”.
—	The UK Due Diligence Requirements apply to “institutional investors” (as defined in the UK Securitization Regulation) being (subject to certain conditions and exceptions): (a) insurance undertakings and reinsurance undertakings as defined in the FSMA; (b) occupational pension schemes as defined in the Pension Schemes Act 1993 that have their main administration in the UK, and certain fund managers of such schemes; (c) alternative investment fund managers as defined in the Alternative Investment Fund Managers Regulations 2013 which market or manage alternative investment funds in the UK; (d) UCITS as defined in the FSMA, which are authorized open ended investment companies as defined in the FSMA, and management companies as defined in the FSMA; and (e) CRR firms as defined in Regulation (EU) No 575/2013 as it forms part of UK domestic law by virtue of the EUWA; and the UK Due Diligence Requirements apply also to certain consolidated affiliates of such CRR firms. Each such institutional investor and each relevant affiliate is referred to herein as a “UK Institutional Investor”.
—	EU Institutional Investors and UK Institutional Investors are referred to together as “Institutional Investors.” EU Securitization Regulation and UK Securitization Regulation are each a “Securitization Regulation” and EU Due Diligence Requirements and UK Due Diligence Requirements are each “Due Diligence Requirements”, and a reference to the “applicable Securitization Regulation” or “applicable Due Diligence Requirements” means, in relation to an Institutional Investor, as the case may be, the Securitization Regulation or the Due Diligence Requirements to which such Institutional Investor is subject. In addition, for the purpose of the following paragraph, a reference to a “third country” means (i) in respect of an EU Institutional Investor and the EU Securitization Regulation, a country other than an EU member state, or (ii) in respect of a UK Institutional Investor and the UK Securitization Regulation, a country other than the UK.
—	The applicable Due Diligence Requirements restrict an Institutional Investor from investing in a securitization unless: (a) in each case, it has verified that the originator, sponsor or original lender will retain, on an ongoing basis, a material net economic interest of not less than five percent in the securitization determined in accordance with Article 6 of the applicable Securitization Regulation, and the risk retention is disclosed to the Institutional Investor (the “Risk Retention Requirements”); (b) in the case of an EU Institutional Investor, it has verified that the originator, sponsor or SSPE has, where applicable, made available the information required by Article 7 of the EU Securitization Regulation (the “EU Transparency Requirements”) in accordance with the frequency and modalities provided for thereunder; (c) in the case of a UK Institutional Investor, it has verified that the originator, sponsor or securitization special purpose entity (i) if established in the UK, has, where applicable, made available the information required by Article 7 of the UK Securitization Regulation (the “UK Transparency

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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SUMMARY OF CERTAIN RISK FACTORS (continued)
Requirements”) in accordance with the frequency and modalities provided for thereunder; and (ii) if established in a third country has, where applicable, made available information which is substantially the same as that which it would have made available under the UK Transparency Requirements if it had been established in the UK, and has done so with such frequency and modalities as are substantially the same as those with which it would have made information available if it had been established in the UK; and (d) in each case, it has verified that, where the originator or original lender either (i) is not a credit institution or an investment firm (each as defined in the applicable Securitization Regulation) or (ii) is established in a third country, the originator or original lender grants all the credits giving rise to the underlying exposures on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes in order to ensure that credit-granting is based on a thorough assessment of the obligor’s creditworthiness.
—	The applicable Due Diligence Requirements further require that an Institutional Investor carry out a due diligence assessment which enables it to assess the risks involved prior to investing, including but not limited to the risk characteristics of the individual investment position and the underlying assets and all the structural features of the securitization that can materially impact the performance of the investment. In addition, pursuant to the applicable Securitization Regulation, while holding an exposure to a securitization, an Institutional Investor is subject to various monitoring obligations in relation to such exposure, including but not limited to: (i) establishing appropriate written procedures to monitor compliance with the due diligence requirements and the performance of the investment and of the underlying assets; (ii) performing stress tests on the cash flows and collateral values supporting the underlying assets; (iii) ensuring internal reporting to its management body; and (iv) being able to demonstrate to its competent authorities, upon request, that it has a comprehensive and thorough understanding of the investment and underlying assets and that it has implemented written policies and procedures for the risk management and as otherwise required by the applicable Securitization Regulation.
—	Failure on the part of an Institutional Investor to comply with the applicable Due Diligence Requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge in respect of the investment in the securitization acquired by the relevant investor. Aspects of the requirements and what is or will be required to demonstrate compliance to national regulators remain unclear.
—	Prospective investors should make themselves aware of the applicable Due Diligence Requirements described above (and any corresponding implementing rules of their regulator), where applicable to them, in addition to any other applicable regulatory requirements with respect to their investment in the certificates.
—	None of the sponsors, the depositor nor any other party to the transaction described in the Preliminary Prospectus intends to retain a material net economic interest in the securitization constituted by the issuance of the certificates in a manner that would satisfy the either of the Risk Retention Requirements or to take any other action that may be required by Institutional Investors for the purposes of their compliance with any of the Due Diligence Requirements and no such person assumes (i) any obligation to so retain or take any such other action or (ii) any liability whatsoever in connection with any certificateholder’s non-compliance with the applicable Due Diligence Requirements. Consequently, the certificates are not a suitable investment for Institutional Investors. As a result, a certificateholder’s ability to transfer its certificates or the price it may receive upon its sale of certificates, may be adversely affected.
—	Changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors or other participants in the asset-backed securities markets. In particular, capital regulations issued by the U.S. banking regulators in 2013 implement the increased capital requirements established under the Basel Accord and are being phased in over time. These capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.
—	Section 619 of the Dodd Frank Act (such statutory provision together with the implementing regulations, the “Volcker Rule”) generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.
—	The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. Accordingly, the issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.
—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.
—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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SUMMARY OF CERTAIN RISK FACTORS (continued)
—	In addition, compliance with legal requirements, such as the credit risk retention regulations under the Dodd-Frank Act, could cause commercial real estate lenders to tighten their lending standards and reduce the availability of debt financing for commercial real estate borrowers. This, in turn, may adversely affect the borrower’s ability to refinance the mortgage loan or sell the mortgaged property on the maturity date. We cannot assure you that the borrower will be able to generate sufficient cash from the sale or refinancing of the mortgaged property to make the balloon payment on the mortgage loan.
—	Further changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets (including the CMBS market) and may have adverse effect on the liquidity, market value and regulatory characteristics of the offered certificates.
—	Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal, accounting and other advisors in determining whether, and to what extent, the offered certificates will constitute legal investments for them or are subject to investment or other restrictions, unfavorable accounting treatment, capital charges or reserve requirements. See “Legal Investment” in the Preliminary Prospectus.
—	In addition, this transaction is structured to comply with the Credit Risk Retention Rules as and to the extent set forth under “Credit Risk Retention” in the Preliminary Prospectus. We cannot assure you that the retaining sponsor will at times satisfy such credit risk retention requirements. At this time, it is unclear what effect a failure of the retaining sponsor to be in compliance with the Credit Risk Retention Rules at any time will have on the certificateholders or the market value or liquidity of the certificates.
■	Risks of Commercial and Multifamily Lending Generally
—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.
■	Risks Resulting from Various Concentrations
—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.
—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.
■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity
—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.
■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield
—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans. For this purpose, principal payments include both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from the application of loan reserves, property releases, casualty or condemnation, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a companion loan holder or mezzanine lender (if any) pursuant to a purchase option or sales of defaulted mortgage loans.
■	Your Yield May Be Affected by Defaults, Prepayments and Other Factors
—	Any changes in the weighted average lives of your certificates may adversely affect your yield.
■	The Sponsors May Not Make Required Repurchases or Substitutions of Defective Mortgage Loans or Pay Any Loss of Value Payment Sufficient to Cover All Losses on a Defective Mortgage Loan
—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty of such sponsor or a material document deficiency. We cannot assure you that a sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of such sponsor’s representations and warranties or any material document defects.
■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions
—	There may be (and there may exist from time to time) pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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SUMMARY OF CERTAIN RISK FACTORS (continued)
■	Appraisals May Not Reflect Current or Future Market Value of Each Property
—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.
—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.
■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses
—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.
—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.
■	Insurance May Not Be Available or Adequate
—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.
—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.
—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.
■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA or JPMCB
—	In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”) , an originator and the parent entity of Goldman Sachs Mortgage Company (“GSMC”), or JPMorgan Bank, National Association (“JPMCB”), an originator, it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.
—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GS Bank to GSMC and by the sponsors to the depositor is not expected to qualify for the FDIC Safe Harbor. The transfers of the applicable mortgage loans by GSMC, Citi Real Estate Funding Inc. and German American Capital Corporation are not transfers by a bank, and in any event, the FDIC Safe Harbor is non-exclusive. Additionally, in the case of GS Bank, each sponsor and the depositor, an opinion of counsel will be rendered on the Closing Date, based on certain facts and assumptions and subject to certain qualifications, to the effect that the transfers of the applicable mortgage loans by GS Bank to GSMC, a sponsor to the depositor and by the depositor to the issuing entity would generally be respected as a sale in the event of a bankruptcy or insolvency of GS Bank, a sponsor or the depositor, as applicable. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.
■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Non-Serviced Whole Loan Controlling Noteholders Serviced Companion Loan Holders and any Mezzanine Lenders
—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA, the holder of a control note with respect to non-serviced whole loan or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA, the holder of a control note with respect to non-serviced whole loan or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.
■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans
—	The anticipated initial investor in the Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class J-RR certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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SUMMARY OF CERTAIN RISK FACTORS (continued)
■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests
—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, Goldman Sachs Bank USA, one of the originators, and Goldman Sachs & Co. LLC, one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.
—	The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans. Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.
■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests
—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.
—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.
—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.
—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.
—	Each of the foregoing relationships should be considered carefully by you before you invest in any certificates.
■	Other Rating Agencies May Assign Different Ratings to the Certificates
—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.
■	Tax Considerations
—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.
—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.
—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.
■	Changes to REMIC Restrictions on Loan Modifications May Impact an Investment in the Certificates
—	The Internal Revenue Service (“IRS”) has issued guidance easing the tax requirements for a servicer to modify a commercial or multifamily mortgage loan held in a REMIC, including by permitting forbearances for borrowers experiencing a financial hardship due to the COVID-19 emergency. Accordingly, the special servicer may grant certain forbearances (and engage in related modifications) with respect to a mortgage loan in connection with the COVID-19 emergency, or engage in other modifications permitted by IRS guidance, which may impact the timing of payments and ultimate recovery on the mortgage loan, and likewise on one or more classes of certificates. The application of the IRS guidance expired on September 30, 2021 and it is unclear whether the IRS will issue new guidance or extend the application of such guidance, with possible retroactive effect, for forbearances granted after September 30, 2021.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, ., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.
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